THE PBHG FUNDS, INC.
                                        ANNUAL REPORT
                                        MARCH 31, 2001

                                        [PICTURE]


THE POWER OF DISCIPLINE
THE REWARDS OF TIME.(SM)

[PICTURE]






                                                           [LOGO] PBHG
                                                                  FUNDS

                              THE PBHG FUNDS, INC.


                                                                 Ticker Symbol
                                                                 -------------
PBHG GROWTH FUNDS
     PBHG Growth Fund - PBHG Class                                   PBHGX
     PBHG Growth Fund - Advisor Class                                PBGWX
     PBHG Emerging Growth Fund                                       PBEGX
     PBHG Large Cap Growth Fund - PBHG Class                         PBHLX
     PBHG Large Cap Growth Fund - Advisor Class                      PBLAX
     PBHG Select Equity Fund                                         PBHEX
     PBHG Core Growth Fund                                           PBCRX
     PBHG Limited Fund                                               PBLDX
     PBHG Large Cap 20 Fund - PBHG Class                             PLCPX
     PBHG Large Cap 20 Fund - Advisor Class                          PLTAX
     PBHG New Opportunities Fund                                     PBNOX

PBHG VALUE FUNDS
     PBHG Large Cap Value Fund - PBHG Class                          PLCVX
     PBHG Large Cap Value Fund - Advisor Class                       PBLVX
     PBHG Mid-Cap Value Fund                                         PBMCX
     PBHG Small Cap Value Fund - PBHG Class                          PBSVX
     PBHG Small Cap Value Fund - Advisor Class                       PVAAX
     PBHG Focused Value Fund                                         PBFVX

PBHG SPECIALTY FUNDS
     PBHG Cash Reserves Fund                                         PBCXX
     PBHG Technology &
        Communications Fund - PBHG Class                             PBTCX
     PBHG Technology &
        Communications Fund - Advisor Class                          PTNAX
     PBHG Strategic Small Company Fund                               PSSCX
     PBHG Global Technology &
        Communications Fund                                          PBGTX



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                              THE PBHG FUNDS, INC.

TABLE OF CONTENTS

Message to Shareholders                                       3
PBHG Portfolio Managers                                       4
Management Discussion and Analysis                            7

      PBHG GROWTH FUNDS
      PBHG Growth Fund                                        8
      PBHG Emerging Growth Fund                              10
      PBHG Large Cap Growth Fund                             12
      PBHG Select Equity Fund                                14
      PBHG Core Growth Fund                                  16
      PBHG Limited Fund                                      18
      PBHG Large Cap 20 Fund                                 20
      PBHG New Opportunities Fund                            22

      PBHG VALUE FUNDS
      PBHG Large Cap Value Fund                              24
      PBHG Mid-Cap Value Fund                                26
      PBHG Small Cap Value Fund                              28
      PBHG Focused Value Fund                                30

      PBHG SPECIALTY FUNDS
      PBHG Cash Reserves Fund                                32
      PBHG Technology &
         Communications Fund                                 34
      PBHG Strategic Small
         Company Fund                                        36

      PBHG Global Technology &
         Communications Fund                                 38

Report of Independent Accountants                            40
Statements of Net Assets/Schedules
   of Investments                                            41
Sector/Industry Diversification                              85
Statements of Assets and Liabilities                         86
Statements of Operations                                     88
Statements of Changes in Net Assets                          90
Financial Highlights                                         95
Notes to Financial Statements                                98
Notice to Shareholders                                      103
Shareholder Meetings                                        104



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                              THE PBHG FUNDS, INC.

                                                         MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     We are pleased to provide you with The PBHG Funds, Inc. Annual Report for the fiscal year ended March 31, 2001. This was a remarkably challenging year for investors. The past twelve months provided an investment climate that was very much the opposite of that which we enjoyed during the previous fiscal year.

Performance Results

     In last year's letter to shareholders, we cautioned that the extraordinary results achieved by PBHG growth funds in fiscal 2000 were the result of an unusually strong market environment for the type of securities in which the funds seek to invest and that those results were not likely to be sustainable. While corrections may be inevitable, the confluence of a rapidly declining economy and sentiment for some correction, particularly in the technology sector, surprised investors by both its speed and magnitude.

     As you read the performance discussion for the fiscal year provided herein for each of the funds, you will notice some common themes: economic weakness; rapid deterioration of business fundamentals in the technology sector; slowing sales and the development of inventory build-ups. Also worthy of note was the resurgence of value versus growth equity investing as investors sought safety in less economically sensitive areas. The investment environment of the past fiscal year indiscriminately impacted most high growth companies. That was particularly true for smaller growth companies, especially in the technology sector.

     While our growth funds struggled against the fierce headwind that faced growth investors during the last twelve months, our value funds performed very well. The market climate during the past twelve months favored value investing and our value funds delivered attractive nominal and relative performance. All PBHG value funds outperformed their respective broad market indexes for the fiscal year.

Shareholder Services

     We expanded our staff in the shareholder services area during fiscal 2001, in order to assure a high level of service to you, our shareholders. New features have been added to our website, including the ability to view quarterly statements online, wireless access to account information and streamlined site navigation with a more intuitive look and feel. For added convenience and to enable you to reduce the amount of paper you receive from PBHG Funds, we are pleased to offer the option to view important investment information, including statements, shareholder reports and prospectuses online. To take advantage of this service, you may register at www.pbhgfunds.com. PBHG FundLink (our automated telephone shareholder service system) now offers voice recognition technology, so that you can access important account information with spoken instructions, without pushing buttons to move through menu options. We continually strive to take advantage of new technologies that make it easy for you to obtain information and make investing with PBHG Funds more convenient.

     Thank you for your continued confidence in PBHG Funds during what has been a particularly trying period for investors. While the recent high level of market volatility has been difficult to endure, even for the most stalwart investors, we encourage you to continue to adhere to your long-term investment objectives. It is difficult, if not impossible, to time the markets. In volatile markets, we believe sticking with your long-term investment plan is vitally important. Our experience has shown us that steady investors who ride out short-term volatility and invest for the long term are generally rewarded for their patience. We look forward to serving your investment needs in the years to come.

Sincerely,

/s/Harold J. Baxter                          /s/Gary L. Pilgrim

Harold J. Baxter     [PHOTO]                 Gary L. Pilgrim, CFA    [PHOTO]
Chairman                                     President
The PBHG Funds, Inc.                         The PBHG Funds, Inc.



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     THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS

GARY L. PILGRIM, CFA
[PHOTO]

Manager
   PBHG Growth Fund
   PBHG New Opportunities Fund
   PBHG Core Growth Fund

--------------------------------------------------------------------------------
Gary L. Pilgrim is co-founder, Director, President and Chief Investment Officer of Pilgrim Baxter & Associates, Ltd. He is also the President of The PBHG Funds, Inc. Gary has managed the PBHG Growth Fund since its inception in 1985. He also manages the PBHG New Opportunities Fund and leads a team managing PBHG Core Growth Fund. In addition, he is responsible for overseeing the investment management of Pilgrim Baxter's institutional client portfolios, as well as the PBHG mutual funds advised by Pilgrim Baxter and the firm's day-to-day securities trading and account control operations.

Throughout his 30-year career, Gary has specialized in growth stock investing. He began his career at Philadelphia national Bank in the late 1960s, starting as an equity analyst, later becoming Director of Research and then Chief Investment Officer of the bank's Trust Department. Gary holds a B.S.B.A from the University of Tulsa and an M.B.A. from Drexel University. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, Inc.




ERIN A. PINER
[PHOTO]

Manager
   PBHG Limited Fund
   PBHG Emerging Growth Fund

--------------------------------------------------------------------------------
Erin A. Piner manages the PBHG Limited and PBHG Emerging Growth Funds and focuses her research on the smallest companies in the Pilgrim Baxter universe. In addition, she manages small-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Prior to joining the firm in 1995, Erin worked in the private client groups of Kidder, Peabody & Co., Inc. and Paine Webber, Inc. Erin holds a B.A. from the College of the Holy Cross.




MICHAEL S. SUTTON, CFA
[PHOTO]

Manager
   PBHG Large Cap 20 Fund
   PBHG Large Cap Growth Fund
   PBHG Select Equity Fund

--------------------------------------------------------------------------------
Michael S. Sutton is responsible for managing the PBHG Large Cap 20, PBHG Large Cap Growth and PBHG Select Equity Funds. In addition, Michael manages large cap growth portfolios for institutional clients and researches large cap growth stocks. Michael joined Pilgrim Baxter & Associates from Loomis, Sayles & Co., where he worked as a portfolio manager for seven years. There, he managed institutional mid and large cap growth portfolios. His prior industry experience includes portfolio management at Stein, Roe & Farnham, where he managed portfolios in a large cap growth style. Michael received his B.S. in Finance, M.B.A. and J.D. from Florida State University and is a Chartered Financial Analyst and a Chartered Investment Counselor.



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                              THE PBHG FUNDS, INC.

                                                         PBHG PORTFOLIO MANAGERS


MICHAEL K. MA
[PHOTO]

Manager
   PBHG Technology &
     Communications Fund
   PBHG Global Technology &
     Communications Fund

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Michael K. Ma is the portfolio manager for the PBHG Global Technology &
Communications Fund and leads a team managing PBHG Technology & Communications Fund. Prior to assuming this position, Michael was a Senior Technology Analyst for the PBHG Technology & Communications Fund. Before joining Pilgrim Baxter & Associates in 1999, Michael was Assistant Vice President in the Telecommunications Research Group at Deutsche Bank Securities, Inc. He began his investment career with the United States Trust Company of New York as a Research Assistant and later became a portfolio manager, managing individual client accounts. Michael received his BSBA in 1992 from Boston University with concentrations in Finance and International Management.




JEROME J. HEPPELMANN, CFA
[PHOTO]

Manager
   PBHG Small Cap Value Fund
   PBHG Mid-Cap Value Fund
   PBHG Focused Value Fund

Co-Manager
   PBHG Strategic Small
     Company Fund

--------------------------------------------------------------------------------
Jerome J. Heppelmann concentrates on our small and mid-cap value funds. His involvement in the management of these equity strategies began in 1997. He follows the disciplined value-oriented investment process that has guided the PBHG Small Cap Value, PBHG Mid-Cap Value and PBHG Focused Value Funds and the value portion of the PBHG Strategic Small Company Fund since their inception. Jerome has been with Pilgrim Baxter & Associates since 1994 and has held a number of roles within the firm prior to joining the value investment team. Prior to joining Pilgrim Baxter & Associates, Jerome was a member of the Investment Advisory Group within SEI Investments servicing investment management clients. Jerome holds the Chartered Financial Analyst designation and is a member of the Financial Analysts of Philadelphia, Inc. He holds a Bachelor of Business Administration with a concentration in Finance from The University of Notre Dame.




RAYMOND J. MCCAFFREY,CFA
[PHOTO]

Manager
   PBHG Large Cap Value Fund

--------------------------------------------------------------------------------
Raymond J. McCaffrey is a portfolio manager concentrating on our large cap value discipline. Ray joined Pilgrim Baxter Value Investors, Inc. in 1997 from Pitcairn Trust Company, where he was Vice President, Technology Analyst & Portfolio Manager responsible for the management of a concentrated equity portfolio and for security analysis and research of the technology sector. His thirteen years of investment experience also include investment analyst positions with Cypress Capital Management, Independence Capital Management and Fidelity Bank. Ray is an honors graduate of Villanova University with a B.S. in Economics and received his M.B.A. from Carnegie Mellon University with a concentration in Finance and Investments. He is a Chartered Financial Analyst.



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     THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS


JAMES M. SMITH, CFA
[PHOTO]

Co-Manager
   PBHG Strategic Small
     Company Fund

--------------------------------------------------------------------------------
James M. Smith is the manager of the Growth portion of the PBHG Strategic Small Company Fund. In addition, he manages small-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Jim possesses over twenty-five years of investment experience in equity portfolio management and research. Prior to joining Pilgrim Baxter & Associates in 1993, he managed a small-cap growth equity mutual fund for Selected Financial Services. His prior service also includes employment with Sears Investment Management Company as a Vice President responsible for emerging growth and venture capital portfolios. Jim is a graduate of Washington & Lee University, where he was inducted into Phi Beta Kappa. He also holds an M.B.A. from Northwestern University. Jim is a Chartered Financial Analyst.




JOHN C. KEOGH
[PHOTO]

Manager
   PBHG Cash Reserves Fund

--------------------------------------------------------------------------------
John Keogh is a Senior Vice President and Partner at Wellington Management Company, LLP, the investment sub-adviser for the PBHG Cash Reserves Fund. Wellington is an investment management firm servicing public mutual funds, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 2001, it had discretionary management authority over $274 billion of assets. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1933.

John is responsible for money market and other short duration portfolios at Wellington, managing approximately $33.7 billion in this asset class. He is a member of Wellington's Fixed Income Review Group and he chairs the firm's Short Duration Bond Strategy Group, which develops guidelines for their portfolio managers. John has the distinction of managing the first dollar-denominated money market fund ever offered by a Japanese entity. Prior to joining Wellington in 1983, he worked in the investment division of Connecticut National Bank. John holds a B.A. in Economics from Tufts University.



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                                                            THE PBHG FUNDS, INC.

                                              MANAGEMENT DISCUSSION AND ANALYSIS


[PHOTO]

DEAR FELLOW SHAREHOLDERS:

I would like to begin by thanking you for your continued confidence during what has been a particularly challenging period for many investors.

What a difference a year can make. In last year's letter to shareholders, we chronicled the events that contributed to one of the most spectacular performance periods in the history of The PBHG Funds, Inc. But, even as we went to press with that message, the stock market had already embarked on an unsettling 12-month roller-coaster ride that would culminate in a sharp descent. Most major indexes would finish the period down significantly, providing a stunning contrast to the prior year's returns.

During the Funds' fiscal year ended March 31, 2001, concerns over economic growth took center stage and acted as a driving factor behind market performance. Lingering apprehension over inflation and the sustainability of the economy's robust growth rate prompted the Federal Reserve to raise interest rates by half of a percent on May 16, 2000, the last in a program of six rate increases. During the summer months, extreme volatility rocked investors as concerns over lower corporate earnings and a potentially slower economy proliferated. Rising energy prices, a devalued euro, a tight labor market and prolonged uncertainty over the presidential election further constricted earnings and fueled investor anxiety. By December, Gross Domestic Product estimates confirmed that economic growth had decelerated considerably. New Economy thinkers, who had mistakenly believed that monetary policy was obsolete, suddenly found themselves hanging on Chairman Greenspan's every word. The technology sector sustained heavy injuries during the period, as investors discarded aggressive holdings and sought safe haven in less economically sensitive areas of the financial markets. The year ended March 31, 2001, saw the last traces of the great technology run of 1999 and early 2000 vanish. By the end of March, the damage had spread to virtually every sector and even blue chips suffered from the broad sell-off. In an effort to keep the economy from derailing and in stark reversal from the tightening bias at the beginning of the period, the Federal Reserve aggressively slashed the federal funds rate with three half-point reductions during the period and an additional 50 basis point cut in mid-April. Thus far, this expansive monetary policy, while aggressive by historical standards, has proved insufficient to pull the market from its slump.

A review of the returns of the major indexes for the 12-month period ended March 31, 2001, illustrates the market's recent struggles. The S&P 500 Index, a measure of broad stock market performance, declined 21.68% for the period. Small cap stocks also stumbled, evidenced by the 15.33% drop of the Russell 2000 Index. Value style equity investing, as measured by certain indices, dramatically outperformed growth investing during the period, with the Russell 2000 Value Index gaining 19.45% versus the -39.81% decline of the Russell 2000 Growth Index. The Nasdaq fell below 2000 for the first time since December of 1998 and finished the period down 59.76%.

In a year that offered investors scant good news, we were pleased that our value funds surpassed their respective benchmarks. In particular, PBHG Large Cap Value Fund, our most conservative equity offering, handsomely exceeded the return of its benchmark, the S&P 500 Index, for the year. Consistent with the results of the broad market, however, our growth offerings trailed their value counterparts. Our growth funds adhered to their time-tested investment disciplines and, as such, could do little to escape the market's brutal treatment of growth stocks. We are disappointed to report that the majority of our funds underperformed their benchmarks during the period, but we remain confident in our long-term approach and rigorous scrutiny of the companies in our portfolios. We believe both our growth and value funds are well positioned to capture the market's upside potential once the environment stabilizes.

While the market's volatility over the past year have been unsettling for many investors, it has provided a valuable reminder on the importance of a sound, long-term investment approach. Equity investments, because of their historical outperformance relative to other asset classes over time, should continue to hold a prominent position in most investors' diversified portfolios. Our experience has shown us that steady investors who ride out short-term bumps in the market historically have been rewarded for their patience, while attempts to time the market are generally fruitless. We urge you to remain focused on your long-term investment goals. We believe current valuation levels are compelling and, in our opinion, offer a chance to take advantage of extraordinary investment opportunities. Because there is no way of knowing when the market will turn around, we believe it is important to remain invested in order to reap the full potential of present opportunities. In time, we believe dedicated investors should begin to see their persistence rewarded.


                                        Sincerely,

                                        /s/ Gary L. Pilgrim, CFA
                                        Gary L. Pilgrim, CFA
                                        President and Chief Investment Officer
                                        Pilgrim Baxter & Associates, Ltd.



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     THE PBHG FUNDS, INC.

PBHG GROWTH FUND


PBHG GROWTH FUND PBHGX


PORTFOLIO PROFILE

OBJECTIVE: Capital appreciation.

INVESTS IN: Small to medium-sized growth companies.

STRATEGY: The PBHG Growth Fund seeks capital appreciation by investing primarily in common stocks of small- and medium-sized U.S. growth companies. These companies, in the opinion of Pilgrim Baxter, have an outlook for strong growth in earnings and the potential for significant capital appreciation. The Fund is aggressive and should be considered a long-term investment. The Fund is currently making the majority of purchase selections in companies with market capitalizations in the $1 billion to $10 billion range.

PERFORMANCE

     For the year ended March 31, 2001, the Fund's total return was -56.57% versus the -39.81% return of the Russell 2000 Growth Index, the -37.83% average return of all funds classified as mid-cap growth by Lipper, Inc. and the Russell MidCap Growth Index return of -45.42%. As sobering as these negative returns are, it should be recalled that only a year ago we were reviewing the Fund's highest historical annual return -- 148.57% -- and closing four quarters of consecutive positive returns. This year was equally unprecedented in the Fund's history. Only one quarter showed positive results, while two quarters witnessed declines in excess of 30%. However, our results were not uncommon. The market's broad decline left very few areas unscathed, with growth investing suffering the heaviest blow. During uncertain economic environments, earnings estimates and price-to-earnings ratios decline. The combined effect is greatest where the P/E ratios and earnings expectations are highest, typically growth stocks, and technology stocks in particular. As anxiety over market performance increased, investors sought what few safe havens remained, generally in more defensive sectors. This behavior is evident in a review of Lipper category returns, which show that growth equity investing, across all capitalization sizes, underperformed value. While growth investment performance was consistently negative, value investment returns ranged from positive to only slightly negative across capitalization sizes.

     By looking more closely at the Russell 2000 Growth Index, one can see that there were very few areas with positive performance for the year. Only five of the eleven sectors in the Index -- consumer non-cyclicals, energy, financials, transportation and utilities -- posted positive returns for the year. However, these five areas accounted for a combined total weight of only 15.4% on average for the year. The more heavily weighted areas, such as technology, health care, consumer cyclicals and industrials, represented a combined average weight of 75.5%, and produced sharply negative returns. In particular, the technology sector's decline of -70.5% had a significant impact on Index returns for the year. Due largely to the difficult environment for high P/E ratio and high growth companies and our characteristic overweighting in the technology and health care areas, there were no positive return sectors in the portfolio for the period. Our overweighting in technology accounted for almost 50% of our underperformance relative to the Russell 2000 Growth Index. With the benefit of hindsight, we can look back and see that the growth and technology areas very efficiently discounted a slowing economy. The full realization of the sharp setback in technology profits is only now emerging, as we await the earnings reports for the quarter ended March 31, 2001. The earnings preannouncement period just ended was populated with more disappointments than any period in memory.

PORTFOLIO DISCUSSION

     The Fund held a total of 153 stocks, cumulatively, at various points during the year. Of these holdings, only 25 -- or 16% -- made a positive contribution to portfolio returns for the year. Our best holding was SDL, which was sold into a merger announcement with JDS Uniphase. Other top performers that benefited from acquisitions were Network Solutions, Jones Pharma, Dallas Semiconductor and Software.com. Both SDL and Checkpoint Software repeated as top performers from the previous year. The list of stocks contributing negative returns for the year is lengthy. The common characteristic is that they are technology companies. However, of the fifteen stocks detracting most from portfolio performance as a result of both heavy weightings and negative returns, only two had serious shortfalls in their business fundamentals. These two companies, Infospace and Wireless Facilities, clearly fell into that category and have been sold. On the other hand, companies such as Informatica, Smartforce, Peregrine Systems, Gemstar, Micromuse, and PerkinElmer, continue to meet expectations and remain in the portfolio. There is a possibility that the business fundamentals of any one of these companies could falter before the economy re-accelerates. Their survival in our portfolio reflects our discipline to hold quality companies that exhibit both long- and short-term superior growth prospects despite sharp price declines in very non-discriminating and negative environments such as the present one. We believe that holdings like these will serve us well in a more optimistic environment, one that rewards rather than punishes companies displaying legitimate prospects for above-average growth.

     The market continues to be under pressure, as it struggles with the unusually difficult earnings environment. We are hopeful, however, that the negative sentiment will dissipate as the broad economy, particularly technology-related capital spending, works to correct excessive inventories. Given greatly deflated valuation levels, growth stocks underperformance relative to more defensive portfolio strategies, monetary stimulus and some tax relief in the offing, we are confident that our portfolio has the potential to benefit as business and economic conditions improve. Regardless of the timing of improvement, we will adhere to our discipline of maintaining a portfolio of companies that are growing at above-average rates. This is the foundation of our effort to deliver superior portfolio returns over time.

     Thank you for your continuing confidence in our management of PBHG Growth Fund during a very trying period.



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                              THE PBHG FUNDS, INC.

                                                                PBHG GROWTH FUND

                             PBHG GROWTH FUND PBHGX

INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION




                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                             One    Annualized Annualized Annualized Annualized
                             Year     3 Year     5 Year    10 Year   Inception
                            Return    Return     Return    Return     to Date
--------------------------------------------------------------------------------
  PBHG Growth Fund -
     PBHGClass(2)          (56.57)%   (2.13)%     0.90%     14.26%     15.10%
--------------------------------------------------------------------------------
  PBHG Growth Fund -
     AdvisorClass(3)       (56.65)%   (2.36)%     0.68%     14.13%     15.02%



           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                IN THE PBHG GROWTH FUND - PBHG CLASS, VERSUS THE
     RUSSELL 2000 GROWTH INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                PBHG Growth Fund      Russell 2000       Lipper Mid-Cap Growth
                   PBHG Class         Growth Index(4)        Funds Average(5)

12/31/2085            10,000            10,000                  10,000
01/31/2086            10,250            10,228                  10,245
02/28/2086            11,080            10,983                  10,986
03/31/2086            11,510            11,482                  11,593
04/30/2086            11,640            11,763                  11,781
05/31/2086            12,580            12,194                  12,408
06/30/2086            12,680            12,233                  12,559
07/31/2086            11,700            10,918                  11,360
08/31/2086            12,380            11,153                  11,823
09/30/2086            11,240            10,245                  10,827
10/31/2086            12,193            10,766                  11,487
11/30/2086            12,676            10,718                  11,566
12/31/2086            12,394            10,358                  11,271
01/31/2087            14,728            11,691                  12,788
02/28/2087            16,509            12,823                  14,017
03/31/2087            16,871            13,175                  14,118
04/30/2087            16,911            12,767                  13,945
05/31/2087            17,046            12,677                  14,104
06/30/2087            16,508            12,991                  14,200
07/31/2087            16,604            13,302                  14,660
08/31/2087            17,548            13,687                  15,344
09/30/2087            17,524            13,413                  15,065
10/31/2087            12,898             8,994                  10,842
11/30/2087            11,840             8,399                  10,071
12/31/2087            13,832             9,273                  11,456
01/31/2088            13,566             9,454                  11,469
02/29/2088            14,814            10,334                  12,350
03/31/2088            14,660            10,888                  12,571
04/30/2088            15,011            11,151                  12,809
05/31/2088            14,576            10,783                  12,583
06/30/2088            15,684            11,579                  13,523
07/31/2088            14,969            11,363                  13,105
08/31/2088            14,099            10,950                  12,604
09/30/2088            14,744            11,260                  13,103
10/31/2088            14,449            11,073                  12,915
11/30/2088            14,119            10,642                  12,615
12/31/2088            14,780            11,162                  13,223
01/31/2089            15,792            11,638                  13,997
02/28/2089            15,553            11,667                  13,941
03/31/2089            15,244            11,991                  14,285
04/30/2089            16,467            12,588                  15,228
05/31/2089            18,020            13,191                  16,109
06/30/2089            17,004            12,767                  15,549
07/31/2089            18,401            13,365                  16,668
08/31/2089            19,177            13,749                  17,238
09/30/2089            19,896            13,907                  17,462
10/31/2089            18,852            13,146                  16,713
11/30/2089            18,698            13,263                  16,944
12/31/2089            19,109            13,413                  17,129
01/31/2090            17,501            12,029                  15,620
02/28/2090            18,537            12,485                  16,154
03/31/2090            19,377            13,057                  16,921
04/30/2090            18,948            12,669                  16,518
05/31/2090            21,627            13,799                  18,340
06/30/2090            21,823            13,881                  18,493
07/31/2090            20,716            13,250                  17,842
08/31/2090            17,984            11,332                  15,645
09/30/2090            15,483            10,259                  14,331
10/31/2090            14,787             9,683                  13,901
11/30/2090            16,614            10,574                  15,163
12/31/2090            17,266            11,078                  16,017
01/31/1991            19,518            12,118                  17,539
02/28/1991            20,782            13,510                  18,961
03/31/1991            22,659            14,462                  20,175
04/30/1991            22,284            14,290                  19,860
05/31/1991            23,271            14,980                  20,946
06/30/1991            20,664            13,961                  19,627
07/31/1991            22,323            14,593                  21,065
08/31/1991            23,449            15,238                  22,034
09/30/1991            23,074            15,467                  22,125
10/31/1991            23,745            16,126                  22,996
11/30/1991            22,724            15,285                  22,139
12/31/1991            26,179            16,748                  25,211
01/31/1992            27,174            18,064                  25,897
02/29/1992            27,447            18,257                  26,244
03/31/1992            25,782            17,207                  24,861
04/30/1992            24,862            16,208                  23,693
05/31/1992            24,688            16,171                  23,754
06/30/1992            23,544            15,140                  22,709
07/31/1992            23,420            15,615                  23,556
08/31/1992            22,649            15,014                  22,927
09/30/1992            23,644            15,433                  23,461
10/31/1992            25,061            16,068                  24,505
11/30/1992            28,298            17,568                  26,434
12/31/1992            33,612            18,050                  27,335
01/31/1993            33,003            18,274                  27,827
02/28/1993            30,891            17,281                  26,578
03/31/1993            34,668            17,726                  27,615
04/30/1993            33,868            17,164                  26,772
05/31/1993            37,613            18,193                  28,518
06/30/1993            39,822            18,236                  28,854
07/31/1993            40,302            18,418                  28,993
08/31/1993            43,375            19,300                  30,663
09/30/1993            47,344            19,938                  31,874
10/31/1993            48,145            20,514                  32,241
11/30/1993            46,320            19,684                  31,074
12/31/1993            49,312            20,461                  32,490
01/31/1994            51,258            21,006                  33,442
02/28/1994            51,777            20,913                  33,329
03/31/1994            47,592            19,629                  31,362
04/30/1994            47,884            19,659                  31,300
05/31/1994            45,192            19,218                  30,674
06/30/1994            41,591            18,397                  29,204
07/31/1994            42,888            18,659                  29,838
08/31/1994            47,657            20,028                  31,980
09/30/1994            49,052            20,112                  32,179
10/31/1994            50,577            20,326                  32,996
11/30/1994            49,571            19,504                  31,769
12/31/1994            51,654            19,964                  32,448
01/31/1995            49,122            19,557                  32,043
02/28/1995            51,849            20,461                  33,498
03/31/1995            54,219            21,058                  34,787
04/30/1995            53,667            21,375                  35,020
05/31/1995            54,089            21,655                  35,724
06/30/1995            59,998            23,147                  38,482
07/31/1995            67,238            24,951                  41,803
08/31/1995            67,141            25,258                  42,422
09/30/1995            70,712            25,779                  43,813
10/31/1995            72,660            24,510                  42,806
11/30/1995            75,550            25,591                  44,398
12/31/1995            77,660            26,158                  44,589
01/31/1996            74,186            25,942                  44,593
02/29/1996            79,673            27,125                  46,547
03/31/1996            82,140            27,662                  47,445
04/30/1996            89,056            29,786                  51,146
05/31/1996            93,114            31,314                  53,176
06/30/1996            89,348            29,278                  50,932
07/31/1996            80,128            25,704                  45,925
08/31/1996            84,218            27,606                  48,901
09/30/1996            91,621            29,027                  52,437
10/31/1996            85,192            27,776                  50,806
11/30/1996            87,465            28,548                  52,198
12/31/1996            85,290            29,105                  51,942
01/31/1997            85,225            29,832                  53,573
02/28/1997            76,102            28,031                  50,236
03/31/1997            68,375            26,052                  46,765
04/30/1997            68,667            25,751                  46,830
05/31/1997            77,141            29,621                  52,487
06/30/1997            80,420            30,626                  54,970
07/31/1997            85,972            32,195                  59,257
08/31/1997            84,153            33,161                  59,471
09/30/1997            90,192            35,808                  64,086
10/31/1997            85,160            33,656                  60,574
11/30/1997            82,465            32,855                  59,605
12/31/1997            82,433            32,874                  59,950
01/31/1998            80,290            32,436                  59,129
02/28/1998            87,757            35,299                  64,415
03/31/1998            91,653            36,780                  67,494
04/30/1998            92,010            37,006                  68,021
05/31/1998            83,569            34,317                  63,980
06/30/1998            88,212            34,668                  66,591
07/31/1998            80,095            31,773                  62,655
08/31/1998            60,388            24,439                  49,529
09/30/1998            65,063            26,917                  53,268
10/31/1998            66,524            28,320                  55,532
11/30/1998            72,530            30,517                  60,069
12/31/1998            82,920            33,279                  67,319
01/31/1999            84,705            34,776                  69,729
02/28/1999            76,167            31,595                  64,360
03/31/1999            79,576            32,720                  68,486
04/30/1999            76,102            35,610                  71,438
05/31/1999            78,764            35,666                  71,402
06/30/1999            88,764            37,545                  77,450
07/31/1999            87,530            36,384                  76,497
08/31/1999            89,803            35,023                  77,216
09/30/1999            96,978            35,699                  78,753
10/31/1999           105,776            36,614                  85,187
11/30/1999           122,561            40,485                  95,545
12/31/1999           159,576            47,621                 113,307
01/31/2000           159,543            47,177                 111,755
02/29/2000           216,428            58,154                 139,850
03/31/2000           197,803            52,041                 133,067
04/30/2000           166,851            46,786                 120,186
05/31/2000           151,392            42,689                 110,367
06/30/2000           180,997            48,204                 126,006
07/31/2000           168,367            44,073                 120,764
08/31/2000           198,511            48,709                 136,500
09/30/2000           182,277            46,289                 131,736
10/31/2000           166,582            42,532                 121,869
11/30/2000           120,137            34,809                  99,262
12/31/2000           122,895            36,939                 106,260
01/31/2001           129,968            39,928                 108,290
02/28/2001           101,003            34,454                  92,664
03/31/2001            85,908            31,322                  82,128

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2)  The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.

(3) The performance shown for the Advisor Class (formerly known as the Trust Class) prior to its inception on August 16, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2001 was 0.64%.

(4) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Lipper Mid-Cap Growth Funds Average represents the average performance of 413 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                         Consumer Cyclical          10%
                         Energy                      1%
                         Health Care                26%
                         Industrial                  5%
                         Services                    7%
                         Technology                 32%
                         Cash                       19%

                        % of Total Portfolio Investments



                       TOP TEN HOLDINGS - MARCH 31, 2001

             King Pharmaceuticals                              4.9%
             Express Scripts, Cl A                             4.3%
             Microchip Technology                              3.0%
             Micromuse                                         2.8%
             Macrovision                                       2.7%
             Invitrogen                                        2.6%
             Lamar Advertising                                 2.6%
             Peregrine Systems                                 2.5%
             SmartForce ADR                                    2.4%
             Techne                                            2.0%
             -----------------------------------------------------
             % of Total Portfolio Investments                 29.8%

                                     [LOGO] 9

THE PBHG FUNDS, INC.

PBHG EMERGING GROWTH FUND

PBHG EMERGING GROWTH FUND PBEGX


PORTFOLIO PROFILE

OBJECTIVE: Long-term growth of capital.

INVESTS IN: Domestic emerging growth companies.

STRATEGY: The Fund's strategy is to invest in young, rapidly growing companies with prospects for continued growth. The Fund will typically target the following sectors: technology, health care, consumer, and service. The Fund will remain diversified over a large number of securities.

PERFORMANCE

     For the twelve months ending March 31, 2001, the PBHG Emerging Growth Fund posted a 56.95% decline against the 39.81% loss posted by the Russell 2000 Growth Index. Characterized by record-breaking volatility and wealth destruction that left growth investors with few places to hide, performance over this period marked a significant reversal of fortune from the stellar returns posted by both the Fund and its benchmark, the Russell 2000 Growth Index, in the previous twelve-month period. While the devastation was reflected by abysmal performance across all the broader indexes, periods of extreme volatility and uncertainty have historically proven to be most damaging for the small capitalization asset class. This past year was certainly no exception.

     The Fund significantly underperformed its benchmark during the second half of the fiscal year, after having outperformed during the first half. The Fund's second half decline of 55.66% compared with a 32.33% loss during the same period for the Russell 2000 Growth Index. We are pleased to recall that during the first half, the Fund produced a decline of 2.92% versus a decline of 11.05% for the Index.

PORTFOLIO DISCUSSION

     As he retreated from Moscow in defeat, Napoleon is reported to have said, "From the sublime to the ridiculous is but a step." I cannot think of a phrase that more aptly describes the market environment we have experienced from the beginning of March 2000 through the end of March 2001. Before the ink dried on our celebratory comments for the 2000 fiscal year annual report, the market swooned from the lofty heights achieved last March and continued to plunge unabated throughout April and May. Due to what many now believe was the bursting of a speculative bubble in technology investing, the balance of the last twelve months has been characterized by unprecedented volatility.

     While the past year has taught a sobering lesson to investors who flocked to technology stocks without regard for fundamentals, we have also seen many virtuous companies with solid fundamentals punished alongside the offenders. Such examples can be found among our weakest performers for the year ended March 31, 2001. Informatica, a leading provider of data warehousing solutions and an emerging provider of analytical applications focused on e-business, generated the greatest negative contribution to the Fund's performance over the twelve-month period ended March 31, 2001. However, over the same period, Informatica continued to post quarterly revenue and earnings growth rates above 100%. Despite the continued strong performance and fundamental outlook for the company itself, the market has discounted any company's ability to survive the negative economic environment that has so challenged many others in the industry. Quest Software, a provider of enterprise application management and availability solutions; Netegrity, a leader in the fast-growing sub-segment of secure portal management in information security; and Actuate, the dominant provider of internet standards-based reporting, were among those portfolio stocks posting high double digit losses for the period despite their triple digit earnings and revenue growth. While these companies continued to exhibit strong fundamental growth characteristics, their stock price performance placed them among the Fund's biggest losers for the 2001 fiscal year.

     In addition to the number of good companies with continued strong fundamentals that detracted from the Fund's performance, there were also several large holdings that were directly affected by the dramatic contraction in technology spending that occurred since last March. Transwitch, a fabless semiconductor manufacturer enabling broadband telecommunications applications, had been growing its revenue and earnings rapidly for several quarters through December. Yet, the company suddenly revised financial guidance in March due to order delays and cancellations by customers. Another long-term holding affected by the contraction was Polycom, a provider of traditional audio and video conferencing products, as well as integrated access devices for new technology-based service providers. As Polycom depends upon a healthy corporate spending environment, it suffered from the rapid and severe deterioration of the economy. We have endeavored to remain true to our sell discipline, eliminating holdings that fail to meet our growth expectations. Unfortunately, we have often seen our companies being excessively punished by the market for what we view to be cyclical and near-term inventory-related problems. Our focus remains on differentiating between companies that are suffering from exogenous factors and those with company-specific problems or those which will not be able to survive the current macroeconomic malaise. Our disciplined and rigorous fundamental analysis of our companies should help us to separate the wheat from the chaff.

     Although it is difficult to find the rays of light amid the stormy performance of the past twelve months, there were a few sunny spots to highlight. In yet another dramatic reversal from last year, there were but a few technology stocks listed among the Fund's stand-out contributors. Although the overwhelming effects of the tech wreckage diminished their ability to truly shine, our consumer and health care holdings contributed positively to the period's returns. Health care distribution and services companies, Accredo Health, Priority Healthcare and Professional Detailing contributed positively to the Fund's performance. Among the Fund's strong consumer names were Charlotte Russe and Nvdia. While Nvida, a high end graphics chip company, is largely a technology company, its strong performance over the period is primarily a function of the continued demand in the consumer-oriented video game end market. Two other technology stocks that were among the list of positive contributors for the year ended March 31, 2001, were both sold subsequent to acquisitions by larger companies. The first, MMC Networks, a communications integrated circuit company, was acquired by Applied Micro Circuits; and the second, Great Plains Software, a provider of enterprise software solutions to small and mid-sized customers, was acquired by Microsoft.

     As we begin the second quarter, a cloud of uncertainty remains over our domestic and global economies. Are we currently in or headed for a recession? If we are, how long will it last? Clear answers to these questions are unknown to us. Nonetheless, we are cautiously optimistic about the improved environment for small cap growth stocks, as declining interest rates and attractive valuations set the stage for a recovery. We further believe that the year ahead will be characterized by a more egalitarian investment climate - one that is less narrowly focused on technology.

     Finally, despite the deafening rhetoric regarding the bursting of the tech bubble, we are optimistic that pockets of opportunity will present themselves in some beaten down technology companies with legitimately strong future growth prospects. While mindful of the likelihood that volatility will continue in the sector, we remain excited about its long-term prospects. We believe technology continues to offer strong prospects for rapid growth and attractive earnings momentum over the long term, especially given the opportunity presented by the current environment to purchase shares of carefully researched companies at attractive prices. As the cycle of Fed easing begins to assuage the faltering economy, we are hopeful that the market's renewed focus on quality will be a key performance driver for the rapidly growing, fundamentally robust small companies that have always been the hallmark of our portfolio.

                                    [LOGO] 10

                                                            THE PBHG FUNDS, INC.

                                                       PBHG EMERGING GROWTH FUND

                                                 PBHG EMERGING GROWTH FUND PBEGX

INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION




                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                                One      Annualized   Annualized   Annualized
                                Year       3 Year       5 Year      Inception
                               Return      Return       Return      to Date(2)
--------------------------------------------------------------------------------

PBHG Emerging Growth Fund     (56.95)%     (11.46)%     (4.29)%      10.05%
--------------------------------------------------------------------------------



           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                  IN THE PBHG EMERGING GROWTH FUND, VERSUS THE
    RUSSELL 2000 GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                 PBHG Emerging        Russell 2000       Lipper Small Cap Growth
                  Growth Fund         Growth Index(3)         Funds Average(4)

06/30/1993           10,000              10,000                10,000
07/31/1993           10,198              10,100                10,052
08/31/1993           11,304              10,583                10,569
09/30/1993           12,500              10,933                10,963
10/31/1993           13,063              11,249                11,102
11/30/1993           12,332              10,794                10,708
12/31/1993           13,100              11,220                11,196
01/31/1994           13,636              11,519                11,491
02/28/1994           14,075              11,468                11,471
03/31/1994           13,100              10,764                10,813
04/30/1994           13,261              10,780                10,784
05/31/1994           12,854              10,539                10,538
06/30/1994           12,008              10,088                10,020
07/31/1994           12,372              10,232                10,203
08/31/1994           13,689              10,983                10,872
09/30/1994           14,621              11,029                10,947
10/31/1994           15,628              11,146                11,140
11/30/1994           15,435              10,695                10,725
12/31/1994           16,216              10,947                10,956
01/31/1995           15,518              10,724                10,784
02/28/1995           16,130              11,220                11,232
03/31/1995           17,290              11,548                11,583
04/30/1995           17,666              11,721                11,695
05/31/1995           17,762              11,875                11,846
06/30/1995           19,384              12,693                12,682
07/31/1995           21,328              13,682                13,753
08/31/1995           21,575              13,851                13,923
09/30/1995           22,359              14,136                14,299
10/31/1995           21,682              13,441                13,886
11/30/1995           22,982              14,033                14,426
12/31/1995           24,072              14,344                14,679
01/31/1996           23,498              14,226                14,564
02/29/1996           24,838              14,874                15,303
03/31/1996           25,963              15,169                15,772
04/30/1996           29,722              16,334                17,241
05/31/1996           31,084              17,171                18,096
06/30/1996           29,159              16,055                17,273
07/31/1996           25,142              14,095                15,557
08/31/1996           27,122              15,138                16,586
09/30/1996           29,643              15,918                17,583
10/31/1996           28,068              15,231                17,052
11/30/1996           28,011              15,655                17,428
12/31/1996           28,184              15,960                17,679
01/31/1997           28,475              16,359                18,144
02/28/1997           24,311              15,371                17,101
03/31/1997           22,403              14,286                16,020
04/30/1997           21,345              14,121                15,801
05/31/1997           25,567              16,243                17,962
06/30/1997           27,033              16,794                18,983
07/31/1997           27,882              17,655                20,253
08/31/1997           28,184              18,184                20,613
09/30/1997           30,918              19,636                22,266
10/31/1997           28,347              18,455                21,186
11/30/1997           27,289              18,016                20,822
12/31/1997           27,149              18,027                20,953
01/31/1998           26,823              17,787                20,683
02/28/1998           28,766              19,357                22,412
03/31/1998           30,045              20,169                23,537
04/30/1998           30,255              20,293                23,779
05/31/1998           27,568              18,818                22,219
06/30/1998           28,417              19,011                22,679
07/31/1998           26,009              17,423                21,058
08/31/1998           21,147              13,401                16,518
09/30/1998           23,020              14,760                17,737
10/31/1998           22,740              15,530                18,505
11/30/1998           24,532              16,735                20,044
12/31/1998           27,964              18,249                22,161
01/31/1999           28,058              19,070                22,675
02/28/1999           24,800              17,326                20,664
03/31/1999           24,064              17,943                21,585
04/30/1999           23,481              19,527                22,531
05/31/1999           24,496              19,558                22,808
06/30/1999           27,252              20,588                24,893
07/31/1999           26,610              19,952                24,870
08/31/1999           26,353              19,206                24,572
09/30/1999           28,443              19,576                25,152
10/31/1999           30,335              20,078                26,480
11/30/1999           33,604              22,201                29,745
12/31/1999           41,484              26,114                35,045
01/31/2000           39,861              25,870                34,656
02/29/2000           53,014              31,889                43,064
03/31/2000           48,448              28,537                40,898
04/30/2000           42,392              25,656                36,346
05/31/2000           37,244              23,409                33,398
06/30/2000           46,958              26,433                38,952
07/31/2000           42,731              24,168                36,409
08/31/2000           49,756              26,710                40,632
09/30/2000           47,031              25,383                39,100
10/31/2000           39,945              23,323                36,613
11/30/2000           29,505              19,088                30,397
12/31/2000           31,021              20,256                33,026
01/31/2001           30,812              21,895                33,904
02/28/2001           24,436              18,894                29,592
03/31/2001           20,855              17,176                26,902

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2)  The PBHG Emerging Growth Fund commenced operations on June 14, 1993.

(3) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Lipper Small-Cap Growth Funds Average represents the average performance of 332 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Consumer Cyclical                     11%
                    Consumer Non-Cyclical                  1%
                    Health Care                           23%
                    Industrial                             4%
                    Services                              10%
                    Technology                            33%
                    Cash                                  18%

                        TOP TEN HOLDINGS - MARCH 31, 2001

             Medicis Pharmaceutical, Cl A                      3.4%
             Cima Labs                                         3.0%
             Micromuse                                         2.8%
             Accredo Health                                    2.7%
             Factset Research Systems                          2.7%
             Impath                                            2.4%
             Cytyc                                             2.2%
             Invitrogen                                        2.0%
             Molecular Devices                                 2.0%
             Priority Healthcare, Cl B                         2.0%
             -----------------------------------------------------
             % of Total Portfolio Investments                 25.2%

                                    [LOGO] 11

THE PBHG FUNDS, INC.

PBHG LARGE CAP GROWTH FUND

PBHG LARGE CAP GROWTH FUND PBHLX


PORTFOLIO PROFILE

OBJECTIVE: Long-term growth of capital.

INVESTS IN: Companies with above $1 billion of market capitalization that, in Pilgrim Baxter's opinion, have an outlook for strong growth in earnings and potential for capital appreciation.

STRATEGY: The Fund consists of larger companies with historical and estimated future growth rates of over 20%. The Fund strives to layer additional strong investment ideas on top of the 20 "best Large Cap ideas" found in the PBHG Large Cap 20 Fund to provide a more diversified investment opportunity for shareholders interested in the large company arena.

     In the current environment -- where very large, multinational, economically sensitive corporations are experiencing slowing growth rates -- this Fund attempts to isolate and harness the power of consistent, high-growth, large companies that are less affected by economic cycles.

PERFORMANCE

     The PBHG Large Cap Growth Fund declined 36.55% for the fiscal year ended March 31, 2001, compared with losses of 21.68% for the S&P 500 Index and 42.72% for the Russell 1000 Growth Index. The past fiscal year was a tale of two very different periods. During the first half, the Fund outperformed the S&P 500, as investors continued to gravitate toward technology issues whose revenue and earnings growth rates were accelerating. Conversely, the second half was fraught with difficulty for growth investors. In fact, the last quarter of calendar 2000 and the first quarter of 2001 proved to be two of the worst quarters for aggressive growth stock investors in recent memory.

     On March 10, 2000, the NASDAQ Composite Index peaked at over 5000 and, subsequently, began to correct. The money supply that the Federal Reserve Board had pumped into the economy to avert a potential Y2K meltdown was being reduced. As liquidity dried up, the "New Economy" companies that had received extraordinary valuations fell back to earth. The purchasing power of these companies had driven dramatic sales increases in many other high tech companies, creating seemingly insatiable demand, especially for Internet infrastructure equipment. Products were selling as fast as companies could manufacture them and many customers doubled and, even, tripled their orders to ensure supply of necessary items. Pricing power was strong, backlogs developed and gross margins, as well as most other important business metrics, expanded.

     As the New Economy companies continued to burn cash, the liquidity that had made the IPO market so robust evaporated. Concern grew over the viability of business models as Internet companies found it increasingly difficult to raise needed capital. Valuations began to decline. "Old Economy" companies began to be valued more positively by the stock market, and value stocks, which had long been left for dead by many investors, found new life. Many New Economy issues lost over 85% of their value between the peak on March 10, 2000, and the Fund's fiscal year-end on March 31, 2001. These shifts were reflected in the NASDAQ, which declined 59.76% over the twelve-month period.

     For the fiscal year, the Fund significantly underperformed the broad market as measured by the S&P 500 Index, but outperformed the style-driven Russell 1000 Growth Index. Relative to our peer group of growth investors, we fared well, outperforming over 60% of our peers. The average return of multi-cap growth funds tracked by Lipper Analytical Services was a decline of 40.21% over the same twelve-month period.

     In a 180 degree turnabout from last year, investors moved away from more aggressive, high-growth stocks, and technology stocks in particular, toward more stable, slower growth issues in the pharmaceutical and financial sectors. Companies with higher than average P/E ratios fared worse, while traditional value stocks performed better. Our investment style, which dictates that we invest in the fastest growing companies, moved out of favor. However, we believe high quality, well managed growth companies which possess sustainable competitive advantages represent the most compelling investment opportunities for the long-term.

     Obviously, we experienced some disappointments during this very difficult fiscal year. Deteriorating fundamentals prompted the sale of a number of holdings, many before the share price deterioration and, unfortunately, some after. While negative surprises are a fact of life for investors, minimizing them creates superior returns over time. We continue to work diligently to anticipate changes in our companies' business fundamentals.

PORTFOLIO DISCUSSION

     At the beginning of the fiscal year, technology comprised the Fund's largest sector weighting. This drove the outstanding performance in the fiscal year ended March 31, 2000, but was the biggest drag on performance this past fiscal year. Few technology sub-sectors were left unscathed by the diminishing demand for their products. The first technology-related sub-sector of the portfolio to be affected was fiber-optic components. JDS Uniphase, which provides advanced fiber-optic components and modules to equipment suppliers, started to experience a decline in demand for their components in the beginning of August 2000. The decreased demand at JDS was due in part to slowing demand for equipment experienced by Cisco Systems and Nortel Networks. This hurt the fiber-optic component suppliers, and also took a toll on semi-conductor suppliers, like Broadcom and PMC Sierra. This slowdown eventually caught up to the telecommunications equipment suppliers, the enterprise storage vendors and the electronic manufacturing services companies. The portfolio holdings that were affected most dramatically were Cisco Systems, Nortel Networks, EMC, Veritas Software, Flextronics International and Jabil Circuit.

     One sector that shone brightly throughout the fiscal year was utilities, led by Calpine and Mirant. Both companies own and operate power-generating facilities that sell electricity. As more companies and individuals incorporate computers and other technologies into their everyday lives, Calpine and Mirant have both benefited from the growing demand for electricity. Calpine and Mirant also benefited from the partial deregulation of the electric utilities industry in California. Over the past six months, California has been forced to pay high prices on the electricity spot market due to rapidly increasing demand. Calpine and Mirant both have long term hedging programs in place that allow them to lock in supply, mostly natural gas, for their generating facilities. As demand increases, so do their revenue and operating margins.

     Another sector that performed well during the past fiscal year was health care. The health care sector benefited from consistent revenue and earnings growth, as investors scrambled out of sectors that exhibited deteriorating fundamentals. Two of the best performing health care stocks in the portfolio were Cardinal Health and St. Jude Medical.

     As we enter the new fiscal year, the equity markets are clearly in a period of correction. The euphoria of investing with the tailwind from an unprecedented string of high market returns beginning in the early 1990s, has clearly waned.

     The Federal Reserve is now in an accommodative mode with respect to interest rates. Will the Fed move quickly enough to abate the impending economic slowdown? Only time will tell. We believe rate cuts will eventually stimulate the economy, helping companies work through their excess inventory. We continue to anticipate periods of extreme short-term volatility, however, valuations have retracted to historically normal levels.

     Will we look back at April of 2001 as the definitive bottom in the market? Unquestionably, the fear factor is high at present. Absent a major international economic crisis, we are hopeful that the worst is behind us. The S&P 500's technology weighting has been cut in half from a year ago and is now the second-largest broad sector in the Index. We believe technology will continue to be a leading sector over the long term. As such, the present environment may provide an attractive point to add to positions that will be leaders in the next cycle.

                                    [LOGO] 12

                                                            THE PBHG FUNDS, INC.

                                                      PBHG LARGE CAP GROWTH FUND

                                                PBHG LARGE CAP GROWTH FUND PBHLX


   INVESTMENT FOCUS

         STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION




                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
                                   One     Annualized   Annualized   Annualized
                                   Year      3 Year       5 Year      Inception
                                  Return     Return       Return       to Date
--------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    PBHG Class(2)                 (36.55)%   13.45%       18.20%       23.08%
--------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    Advisor Class(3)              (36.58)%   13.44%       18.18%       23.07%
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG LARGE CAP GROWTH FUND - PBHG CLASS, VERSUS THE
          S&P 500 INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                 PBHG Large Cap                      Lipper Multi-Cap Growth
                  Growth Fund       S&P 500 Index(4)    Funds Average(5)

04/30/1995            10,000              10,000              10,000
05/31/1995            10,070              10,399              10,203
06/30/1995            10,920              10,640              10,840
07/31/1995            11,740              10,993              11,588
08/31/1995            12,310              11,020              11,722
09/30/1995            13,160              11,485              12,067
10/31/1995            13,510              11,444              11,858
11/30/1995            13,720              11,946              12,305
12/31/1995            13,383              12,176              12,387
01/31/1996            14,146              12,590              12,483
02/29/1996            14,827              12,707              12,953
03/31/1996            14,992              12,830              13,141
04/30/1996            15,880              13,019              13,951
05/31/1996            16,509              13,354              14,457
06/30/1996            16,158              13,405              13,994
07/31/1996            15,023              12,813              12,767
08/31/1996            15,601              13,083              13,428
09/30/1996            16,870              13,819              14,356
10/31/1996            16,365              14,200              14,170
11/30/1996            16,994              15,273              14,827
12/31/1996            16,514              14,970              14,632
01/31/1997            17,247              15,905              15,347
02/28/1997            16,504              16,030              14,670
03/31/1997            14,727              15,372              13,800
04/30/1997            15,626              16,289              14,058
05/31/1997            17,330              17,280              15,437
06/30/1997            18,197              18,054              16,012
07/31/1997            19,860              19,490              17,446
08/31/1997            18,941              18,399              17,155
09/30/1997            20,139              19,406              18,298
10/31/1997            19,282              18,759              17,476
11/30/1997            19,365              19,626              17,471
12/31/1997            20,206              19,963              17,611
01/31/1998            19,893              20,184              17,526
02/28/1998            22,450              21,639              19,014
03/31/1998            23,681              22,746              19,989
04/30/1998            23,817              22,974              20,253
05/31/1998            23,160              22,580              19,344
06/30/1998            24,861              23,496              20,340
07/31/1998            24,621              23,247              19,634
08/31/1998            19,945              19,890              16,143
09/30/1998            21,458              21,164              17,401
10/31/1998            21,573              22,886              18,325
11/30/1998            22,993              24,273              19,785
12/31/1998            26,353              25,672              22,136
01/31/1999            27,213              26,745              23,351
02/28/1999            25,671              25,914              22,036
03/31/1999            27,447              26,951              23,541
04/30/1999            27,157              27,995              24,224
05/31/1999            26,029              27,334              23,832
06/30/1999            27,950              28,851              25,552
07/31/1999            26,933              27,951              25,049
08/31/1999            27,135              27,811              25,089
09/30/1999            27,593              27,048              25,215
10/31/1999            30,363              28,760              27,123
11/30/1999            34,284              29,345              29,787
12/31/1999            44,025              31,073              35,029
01/31/2000            44,792              29,512              34,269
02/29/2000            56,129              28,953              40,592
03/31/2000            54,509              31,786              40,064
04/30/2000            48,628              30,829              36,402
05/31/2000            44,409              30,197              33,807
06/30/2000            52,833              30,941              37,837
07/31/2000            52,876              30,458              36,751
08/31/2000            59,709              32,349              41,084
09/30/2000            56,882              30,642              39,309
10/31/2000            51,355              30,512              36,475
11/30/2000            42,661              28,106              29,993
12/31/2000            43,945              28,244              31,031
01/31/2001            44,051              29,246              31,943
02/28/2001            39,143              26,579              26,810
03/31/2001            34,584              24,896              23,724

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2) The PBHG Large Cap Growth Fund - PBHG Class commenced operations on April 5, 1995.

(3) The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to March 31, 2001 was (21.34)%.

(4) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Lipper Multi-Cap Growth Funds Average represents the average performance of 469 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                 Consumer Cyclical                       9%
                 Consumer Non-Cyclical                   5%
                 Financial                              21%
                 Health Care                            22%
                 Industrial                              5%
                 Services                               11%
                 Technology                              9%
                 Utilities                               8%
                 Cash                                   10%

                        % of Total Portfolio Investments


                       TOP TEN HOLDINGS - MARCH 31, 2001

              Calpine                                           3.3%
              Safeway                                           3.2%
              Freddie Mac                                       3.1%
              Mirant                                            2.8%
              Pfizer                                            2.7%
              Household International                           2.7%
              Tyco International                                2.6%
              Fannie Mae                                        2.6%
              Forest Laboratories                               2.5%
              Electronic Data Systems                           2.4%
              -----------------------------------------------------
              % of Total Portfolio Investments                 27.9%

                                    [LOGO] 13

THE PBHG FUNDS, INC.

PBHG SELECT EQUITY FUND

PBHG SELECT EQUITY FUND PBHEX


PORTFOLIO PROFILE

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Normally no more than 30 common stocks of companies that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation.

STRATEGY: This portfolio is designed to concentrate our investments in approximately 30 companies that we believe represent the best growth companies in the market at a given time, regardless of company size. We purchase only those high growth, high quality companies where we have the greatest confidence in the company's specific fundamental business characteristics.

PERFORMANCE

     The PBHG Select Equity Fund declined 64.23% during the fiscal year ended March 31, 2001, compared to losses of 21.68% for the S&P 500 Index and 42.72% for the Russell 1000 Growth Index. The fiscal year was a tale of two very different halves. During the first half, the Fund declined only 2.40%, roughly in line with the S&P 500, as investors continued to gravitate toward technology issues whose revenue and earnings growth rates were accelerating. Conversely, the second half was fraught with difficulty for most growth investors. In fact, the last quarter of calendar 2000 and the first quarter of 2001 proved to be two of the worst quarters for aggressive growth stock investors on record.

     On March 10, 2000, the NASDAQ Composite Index peaked at over 5000 and, subsequently, began to correct. The money supply that the Federal Reserve Board had pumped into the economy to avert a potential Y2K meltdown was being reduced. As liquidity dried up, the "New Economy" companies that had received extraordinary valuations fell back to earth. The purchasing power of these companies had driven dramatic sales increases in many other high tech companies, creating seemingly insatiable demand, especially for Internet infrastructure equipment. Products were selling as fast as companies could manufacture them and many customers doubled and, even, tripled their orders to ensure supply of necessary items. Pricing power was strong, backlogs developed and gross margins, as well as most other important business metrics, expanded.

     As the New Economy companies continued to burn cash, the liquidity that had made the IPO market so robust evaporated. Concern grew over the viability of business models as Internet companies found it increasingly difficult to raise needed capital. Valuations began to decline. "Old Economy" companies began to be valued more positively by the stock market, and value stocks, which had long been left for dead by many investors, found new life. Many New Economy issues lost over 85% of their value between the peak on March 10, 2000, and the Fund's fiscal year-end on March 31, 2001. These shifts were reflected in the NASDAQ, which declined 59.76% over the twelve-month period.

     For fiscal 2001, the Fund significantly underperformed the broad market as measured by the S&P 500 Index. The last two fiscal years served up both highly favorable and profoundly difficult times for growth investors. We performed well over the two-year period, delivering an average annual return of 10.41%, versus the 0.68% decline of the Lipper Multi-Cap Growth Funds average.

     In a 180 degree turnabout from last year, investors moved away from more aggressive, high-growth stocks, and technology stocks in particular, toward more stable, slower growth issues in the pharmaceutical and financial sectors. Companies with higher than average P/E ratios fared worse, while traditional value stocks performed better. Our investment style, which dictates that we invest in the fastest growing companies, moved out of favor. However, we believe high quality, well managed growth companies which possess sustainable competitive advantages represent the most compelling investment opportunities for the long-term.

PORTFOLIO DISCUSSION

     Coming out of the fiscal year ended March 31, 2000, the Fund was positioned to continue to take advantage of the exploding demand for Internet software and telecommunications bandwidth. An ever-increasing number of Internet-related companies claiming their business models would revolutionize the world fueled that demand. While many of these start-up companies did change the way corporations and individuals go about their daily lives, the majority failed. Some companies that were among the Fund's fastest-growing holdings in fiscal 2000 were sold as their fundamentals deteriorated in fiscal 2001.

     Although the majority of positions in the Fund had disappointing returns, there were a few bright spots. The health care and utilities sectors of the Fund helped to curb some of the losses. Specialty pharmaceutical company, Forest Laboratories, and cardiac care medical device designer and manufacturer, St. Jude Medical, were two companies that outperformed the S&P 500 Index during the last fiscal year. As of March 31, the Fund maintained both of these companies as core holdings, as their business fundamentals have continued to strengthen.

     As we enter the new fiscal year, the equity markets are clearly in a period of correction. The euphoria of investing with the tailwind from an unprecedented string of high market returns beginning in the early 1990s, has clearly waned.

     The Federal Reserve is now in an accommodative mode with respect to interest rates. The major concern is that the Fed may not move quickly enough to abate the impending economic slowdown. Only time will tell. We believe rate cuts will eventually stimulate the economy, helping companies to work through their excess inventory. We continue to anticipate periods of extreme short-term volatility, but valuations have retracted to historically normal levels.

     Will we look back at April of 2001, as the definitive bottom in the market? Unquestionably, the fear factor is high at present. Absent a major international economic crisis, we are hopeful that the worst is behind us. The S&P 500's technology weighting has been cut in half from a year ago and is now the second-largest broad sector in the Index. We believe technology will continue to be a leading sector over the long term. As such, we believe the present environment provides an attractive point to add to positions that will be leaders in the next cycle.

                                    [LOGO] 14

                                                            THE PBHG FUNDS, INC.

                                                         PBHG SELECT EQUITY FUND

                                                   PBHG SELECT EQUITY FUND PBHEX


  INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

MARKET CAPITALIZATION




                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
                              One     Annualized    Annualized    Annualized
                              Year      3 Year        5 Year       Inception
                             Return     Return        Return       to Date(2)
--------------------------------------------------------------------------------
PBHG Select Equity Fund     (64.23)%     9.39%        13.08%        21.93%
--------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                   IN THE PBHG SELECT EQUITY FUND, VERSUS THE
           S&P 500 INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                     PBHG Select                         Lipper Multi-Cap Growth
                     Equity Fund      S&P 500 Index(3)       Funds Average(4)

04/30/1995              10,000             10,000                   10,000
05/31/1995              10,402             10,399                   10,203
06/30/1995              11,685             10,640                   10,840
07/31/1995              13,399             10,993                   11,588
08/31/1995              13,947             11,020                   11,722
09/30/1995              14,545             11,485                   12,067
10/31/1995              14,985             11,444                   11,858
11/30/1995              15,367             11,946                   12,305
12/31/1995              15,510             12,176                   12,387
01/31/1996              15,851             12,590                   12,483
02/29/1996              17,025             12,707                   12,953
03/31/1996              17,326             12,830                   13,141
04/30/1996              18,811             13,019                   13,951
05/31/1996              20,376             13,354                   14,457
06/30/1996              19,603             13,405                   13,994
07/31/1996              17,687             12,813                   12,767
08/31/1996              18,861             13,083                   13,428
09/30/1996              21,118             13,819                   14,356
10/31/1996              19,904             14,200                   14,170
11/30/1996              20,366             15,273                   14,827
12/31/1996              19,852             14,970                   14,632
01/31/1997              20,338             15,905                   15,347
02/28/1997              17,947             16,030                   14,670
03/31/1997              16,123             15,372                   13,800
04/30/1997              16,579             16,289                   14,058
05/31/1997              18,808             17,280                   15,437
06/30/1997              19,568             18,054                   16,012
07/31/1997              21,402             19,490                   17,446
08/31/1997              20,338             18,399                   17,155
09/30/1997              22,335             19,406                   18,298
10/31/1997              20,794             18,759                   17,476
11/30/1997              20,176             19,626                   17,471
12/31/1997              21,210             19,963                   17,611
01/31/1998              20,784             20,184                   17,526
02/28/1998              22,902             21,639                   19,014
03/31/1998              24,473             22,746                   19,989
04/30/1998              24,422             22,974                   20,253
05/31/1998              22,993             22,580                   19,344
06/30/1998              25,922             23,496                   20,340
07/31/1998              23,824             23,247                   19,634
08/31/1998              19,193             19,890                   16,143
09/30/1998              21,048             21,164                   17,401
10/31/1998              19,781             22,886                   18,325
11/30/1998              21,261             24,273                   19,785
12/31/1998              25,243             25,672                   22,136
01/31/1999              25,577             26,745                   23,351
02/28/1999              23,257             25,914                   22,036
03/31/1999              26,277             26,951                   23,541
04/30/1999              25,365             27,995                   24,224
05/31/1999              24,280             27,334                   23,832
06/30/1999              26,388             28,851                   25,552
07/31/1999              25,821             27,951                   25,049
08/31/1999              27,736             27,811                   25,089
09/30/1999              28,557             27,048                   25,215
10/31/1999              34,303             28,760                   27,123
11/30/1999              43,575             29,345                   29,787
12/31/1999              65,858             31,073                   35,029
01/31/2000              69,092             29,512                   34,269
02/29/2000              99,040             28,953                   40,592
03/31/2000              89,556             31,786                   40,064
04/30/2000              69,748             30,829                   36,402
05/31/2000              61,737             30,197                   33,807
06/30/2000              84,515             30,941                   37,837
07/31/2000              81,856             30,458                   36,751
08/31/2000              95,518             32,349                   41,084
09/30/2000              87,404             30,642                   39,309
10/31/2000              75,537             30,512                   36,475
11/30/2000              50,665             28,106                   29,993
12/31/2000              49,688             28,244                   31,031
01/31/2001              51,834             29,246                   31,943
02/28/2001              40,144             26,579                   26,810
03/31/2001              32,033             24,896                   23,724

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2)  The PBHG Select Equity Fund commenced operations on April 5, 1995.

(3) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Lipper Multi-Cap Growth Funds Average represents the average performance of 469 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                         Consumer Cyclical            11%
                         Financial                     3%
                         Health Care                  21%
                         Services                      8%
                         Technology                   29%
                         Utilities                    10%
                         Cash                         18%

                        % of Total Portfolio Investments


                       TOP TEN HOLDINGS - MARCH 31, 2001

             Concord EFS                                       5.4%
             Calpine                                           5.1%
             AES                                               5.0%
             Forest Laboratories                               4.8%
             Gemstar-TV Guide International                    4.1%
             King Pharmaceuticals                              3.6%
             IMS Health                                        3.6%
             Veritas Software                                  3.4%
             AOL Time Warner                                   3.3%
             Quest Diagnostics                                 3.2%
             -----------------------------------------------------
             % of Total Portfolio Investments                 41.5%

                                    [LOGO] 15

THE PBHG FUNDS, INC.

PBHG CORE GROWTH FUND

PBHG CORE GROWTH FUND PBCRX


PORTFOLIO PROFILE

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN: A diversified portfolio of equity securities that are believed to have superior long-term growth prospects and the potential for long-term capital appreciation. The Fund may invest in companies of any size.

STRATEGY: The Fund's strategy is to invest in companies of any size that are exhibiting positive business momentum. As of March 31, 2001, the Fund's 82 holdings ranged from $435 million to $15.3 billion in market capitalization. The Fund had an average market capitalization of $3.4 billion, whereas the average market capitalization from the previous year was $10 billion.


PERFORMANCE

     PBHG Core Growth Fund declined 59.85% for the year ended March 31, 2001, compared to the -45.42% result for the Russell MidCap Growth Index and -40.21% for the average of funds in the Lipper Multi-Cap Growth Funds Average. Just as a heavy technology weighting was central to the extraordinary gain of 115.15% for the Fund in the previous year, the sector accounted for 82% of the negative return and 93% of the underperformance of the Fund versus the Russell MidCap Growth Index for the past year. The technology sector experienced a sharp correction during the period, as investors grew increasingly concerned over how earnings estimates would hold up against the backdrop of a much slower economy. During uncertain economic environments, the effect on earnings estimates and price-to-earnings ratios is predictable - they decline. The combined effect is greatest where the P/E ratios and earnings expectations are highest, typically growth stocks, and technology stocks in particular. The Fund's average technology weighting was 40% higher than the Index during the year, which further explains some of the relative underperformance. Health care, the next largest portfolio weighting, also produced negative absolute and relative returns. With the exception of energy, the Fund had little or no weighting in the slower growing but positive sectors, such as basic materials, consumer non-cyclicals and utilities. While we were overweighted in energy, our stock selections underperformed and added little to the performance of the Fund.

PORTFOLIO DISCUSSION

     Technology stocks attempted to discount the Fed's determination to slow economic growth while investors avoided high price-to-earnings ratio stocks in a flight away from risk. Our best performing stocks were overwhelmed by the sheer number of holdings with negative returns. The losers outnumbered the winners by a three-to-one margin. While a few of our ten best holdings were technology stocks, all of our ten worst stocks were in that sector. Among the best performers, MMC Networks and Network Solutions benefited from mergers. Other technology names, including Sonus Networks, Convergys and Ciena., also contributed positively to results. In the health care sector, Medimmune and Teva Pharmaceuticals stood out. Particularly poor stocks for the period included Redback Networks, Applied Micro Circuits, Brocade Communications, Juniper Networks and Ariba. For all of these companies, we expect that earnings will continue to be or will become weak over the next few quarters. Where our research indicates that this slowdown in earnings is temporary and related to the stalling economy, but long-term growth potential remains intact, we will continue to hold those companies. Their continuance in our portfolio reflects our discipline to maintain core positions in quality companies that exhibit both long- and short-term superior growth prospects despite sharp price declines in very non-discriminating and negative environments such as the present one. We believe that holdings like these will serve us well in a more optimistic environment, one that rewards rather than punishes companies displaying legitimate prospects for above-average growth. In the case of Ariba, however, we believed that the deterioration in the company's fundamentals was more permanent in nature and the stock was subsequently sold.

     The market continues to be under pressure, as it struggles with the unusually difficult earnings environment. We are hopeful, however, that the negative sentiment will dissipate as the broad economy, particularly technology-related capital spending, works to correct excessive inventories. Given greatly deflated valuation levels, growth stock underperformance relative to more defensive portfolio strategies, monetary stimulus and some tax relief in the offing, we believe that the portfolio is positioned to benefit as business and economic conditions improve. Regardless of the timing of improvement, we will adhere to our discipline of maintaining a portfolio of companies that are growing at above-average rates. This is the foundation of our effort to deliver superior portfolio returns over time.

     Thank you for your continuing confidence in our management of PBHG Core Growth Fund during a very trying period.

                                    [LOGO] 16

                                                            THE PBHG FUNDS, INC.

                                                           PBHG CORE GROWTH FUND

                                                     PBHG CORE GROWTH FUND PBCRX



  INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION




                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001
--------------------------------------------------------------------------------
                                One      Annualized    Annualized    Annualized
                                Year       3 Year        5 Year       Inception
                               Return      Return        Return       to Date(2)
--------------------------------------------------------------------------------
PBHG Core Growth Fund         (59.85)%     (3.54)%        0.54%         3.77%
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                    IN THE PBHG CORE GROWTH FUND, VERSUS THE
   RUSSELL MID CAP GROWTH INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                   PBHG Core         Russell Mid-Cap       Lipper Multi-Cap
                  Growth Fund        Growth Index(3)     Growth Funds Average(4)

12/31/1995            10,000               10,000                 10,000
01/31/1996            10,590               10,177                 10,077
02/29/1996            11,450               10,562                 10,457
03/31/1996            11,820               10,645                 10,609
04/30/1996            13,310               11,159                 11,262
05/31/1996            14,230               11,387                 11,671
06/30/1996            13,800               11,043                 11,297
07/31/1996            12,040               10,186                 10,307
08/31/1996            13,000               10,736                 10,840
09/30/1996            14,200               11,418                 11,590
10/31/1996            13,410               11,284                 11,439
11/30/1996            13,740               11,949                 11,970
12/31/1996            13,280               11,748                 11,812
01/31/1997            13,300               12,268                 12,389
02/28/1997            11,690               11,997                 11,843
03/31/1997            10,340               11,319                 11,141
04/30/1997            10,200               11,597                 11,349
05/31/1997            11,680               12,636                 12,462
06/30/1997            12,230               12,986                 12,926
07/31/1997            12,990               14,228                 14,084
08/31/1997            12,480               14,090                 13,849
09/30/1997            12,890               14,803                 14,771
10/31/1997            12,280               14,061                 14,108
11/30/1997            11,910               14,209                 14,104
12/31/1997            11,990               14,395                 14,216
01/31/1998            11,470               14,136                 14,148
02/28/1998            12,830               15,465                 15,349
03/31/1998            13,530               16,113                 16,137
04/30/1998            13,620               16,332                 16,350
05/31/1998            12,540               15,660                 15,616
06/30/1998            13,560               16,103                 16,420
07/31/1998            12,540               15,413                 15,850
08/31/1998             9,680               12,471                 13,032
09/30/1998            10,790               13,415                 14,047
10/31/1998            10,520               14,402                 14,793
11/30/1998            11,260               15,374                 15,972
12/31/1998            12,880               16,966                 17,870
01/31/1999            13,420               17,475                 18,851
02/28/1999            12,670               16,620                 17,789
03/31/1999            14,060               17,546                 19,004
04/30/1999            14,160               18,346                 19,556
05/31/1999            13,890               18,110                 19,239
06/30/1999            15,530               19,374                 20,628
07/31/1999            15,560               18,757                 20,221
08/31/1999            16,300               18,562                 20,254
09/30/1999            16,450               18,404                 20,355
10/31/1999            17,990               19,827                 21,896
11/30/1999            20,130               21,881                 24,046
12/31/1999            25,450               25,669                 28,278
01/31/2000            25,140               25,664                 27,665
02/29/2000            34,490               31,060                 32,769
03/31/2000            30,250               31,092                 32,343
04/30/2000            25,710               28,074                 29,387
05/31/2000            23,230               26,027                 27,291
06/30/2000            29,900               28,789                 30,544
07/31/2000            27,850               26,966                 29,668
08/31/2000            33,470               31,033                 33,166
09/30/2000            31,710               29,516                 31,733
10/31/2000            26,200               27,496                 29,445
11/30/2000            18,810               21,521                 24,213
12/31/2000            20,089               22,654                 25,050
01/31/2001            20,588               23,947                 25,787
02/28/2001            15,015               19,805                 21,643
03/31/2001            12,144               16,971                 19,152

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2)  The PBHG Core Growth Fund commenced operations on December 29, 1995.

(3) The Russell Mid Cap Growth Index is an unmanaged index comprised of those securities in the Russell 1000 Index with a higher price to book ratio and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Lipper Multi-Cap Growth Funds Average represents the average performance of 469 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Consumer Cyclical                 5%
                    Energy                            8%
                    Health Care                      29%
                    Industrial                        6%
                    Services                          6%
                    Technology                       33%
                    Cash                             13%

                        % of Total Portfolio Investments


                        TOP TEN HOLDINGS - MARCH 31, 2001

             Biomet                                            3.5%
             Mettler Toledo International                      3.3%
             Andrx                                             2.6%
             Cytyc                                             2.3%
             Invitrogen                                        2.2%
             Teva Pharmaceutical ADR                           2.2%
             Ensco International                               2.1%
             Citrix Systems                                    2.1%
             Micromuse                                         2.0%
             EOG Resources                                     1.9%
             -----------------------------------------------------
             % of Total Portfolio Investments                 24.2%

                                    [LOGO] 17

THE PBHG FUNDS, INC.

PBHG LIMITED FUND

PBHG LIMITED FUND PBLDX


PORTFOLIO PROFILE

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN: A diversified portfolio of equity securities of companies that are believed, by Pilgrim Baxter, to have superior long-term growth prospects and potential for long-term capital appreciation.

STRATEGY: The Fund invests in companies under $250 million in market capitalization or annual revenues. The Fund is currently closed to new shareholders in order to help protect achievement of its investment objective.

PERFORMANCE

     For the twelve months ended March 31, 2001, the PBHG Limited Fund declined 42.99% against the 39.81% loss posted by the Russell 2000 Growth Index. Characterized by record-breaking volatility and wealth destruction that left growth investors with few places to hide, performance over this period marked a significant reversal of fortune from the stellar returns posted by both the Fund and its benchmark, the Russell 2000 Growth Index, in the previous twelve-month period. While the devastation was reflected by abysmal performance across all the broader indexes, periods of extreme volatility and uncertainty have historically proven to be most damaging for the small capitalization asset class
- this past year was certainly no exception.

    The Fund significantly underperformed its benchmark during the second half of the fiscal year, after having outperformed the Index during the first half. The Fund's second half decline of 43.46% compared with a 32.33% loss during the same period for the Russell 2000 Growth Index. We are pleased to recall that during the first half, the Fund produced a 0.82% return versus a decline of 11.05% for the Index.

PORTFOLIO DISCUSSION

     As he retreated from Moscow in defeat, Napoleon is reported to have said, "From the sublime to the ridiculous is but a step." I cannot think of a phrase that more aptly describes the market environment that we have experienced from the beginning of March 2000 through the end of March 2001. Before the ink dried on our celebratory comments for the 2000 fiscal year annual report, the market swooned from the lofty heights achieved last March and continued to plunge unabated throughout April and May. Due to what many now believe to have been the bursting of a speculative bubble in technology investing, the balance of the last twelve months has been characterized by unprecedented volatility.

     While the past year has taught a sobering lesson to investors who flocked to technology stocks without regard for fundamentals, we have also seen many virtuous companies with solid fundamentals punished alongside the offenders. Examples can be found among our weakest performers for the year ended March 31, 2001. Informatica, a leading provider of data warehousing solutions and an emerging provider of analytical applications focused on e-business, generated the greatest negative contribution to the Fund's performance over the twelve-month period ended March 31, 2001. However, over the same period, Informatica continued to post quarterly revenue and earnings growth rates above 100%. Despite the continued strong performance and fundamental outlook for the company itself, the market has discounted any company's ability to survive the negative economic environment that has so challenged many others in the industry. Netegrity, a leader in the fast-growing sub-segment of secure portal management in information security, and Actuate, the dominant provider of internet standards-based reporting, suffered similar fates. While these two companies continued to exhibit strong fundamental growth characteristics, their stock price performance placed them among the Fund's biggest losers for the 2001 fiscal year.

     In addition to the number of good companies with continued strong fundamentals that detracted from the Fund's performance, there were also several large holdings that were directly affected by the dramatic contraction in technology spending that occurred since last March. Transwitch, a fabless semiconductor manufacturer enabling broadband telecommunications applications, had been growing its revenue and earnings rapidly for several quarters through December. Yet, the company suddenly revised financial guidance in March due to order delays and cancellations by customers. Holdings in the business services sector such as DiamondCluster International and Hall Kinion & Associates, that depend upon a healthy information technology spending environment, also suffered greatly from the rapid and severe deterioration of the economy. We have endeavored to remain true to our sell discipline, eliminating holdings that fail to meet our growth expectations. Unfortunately, we have often seen our companies being excessively punished by the market for what we view to be cyclical and near-term inventory-related problems. Our focus remains on differentiating between companies that are suffering from exogenous factors and those with company-specific problems or those which will not be able to survive the current macroeconomic malaise. Our disciplined and rigorous fundamental analysis of our companies should help us to separate the wheat from the chaff.

     Although it is difficult to find the rays of light amid the stormy performance of the past twelve months, there were a few sunny spots to highlight. In yet another dramatic reversal from last year, there is only one technology stock listed among the Fund's top ten contributors. Although the overwhelming effects of the tech wreckage diminished their ability to truly shine, our consumer, health care and medical technology names contributed positively to the period's returns. Our best performer was long-term holding Surmodics, a leading provider of surface modification technology to leading biotech firms and medical device manufacturers. Health care companies Cima Labs and Accredo Health also produced strong returns and contributed positively to the Fund's performance. Among the Fund's strong consumer names were Charlotte Russe, Buca, Panera Bread, Rare Hospitality and Skechers. The single technology stock that can be listed among our top performers for the twelve months ended March 31, 2001, is Great Plains Software, a provider of enterprise software solutions to small and mid-sized customers, which was acquired by Microsoft during the period.

     As we begin the second quarter, a cloud of uncertainty remains over our domestic and global economies. Are we currently in or headed for a recession? If we are, how long will it last? Clear answers to these questions are unknown to us. Nonetheless, we are cautiously optimistic about the improved environment for small cap growth stocks, as declining interest rates and attractive valuations set the stage for a recovery. We further believe that the year ahead will be characterized by a more egalitarian investment climate - one that is less narrowly focused on technology.

     Finally, despite the deafening rhetoric regarding the bursting of the tech bubble, we are optimistic that pockets of opportunity will present themselves in some beaten down technology companies with legitimately strong future growth prospects. While mindful of the likelihood that volatility will continue in the sector, we remain excited about its long-term prospects. We believe technology continues to offer strong prospects for rapid growth and attractive earnings momentum over the long term, especially given the opportunity presented by the present environment to purchase shares of carefully researched companies at attractive prices. As the cycle of Fed easing begins to assuage the faltering economy, we are hopeful that the market's renewed focus on quality will be a key performance driver for the rapidly growing, fundamentally robust small companies that have always been the hallmark of our portfolio.

                                    [LOGO] 18

                                                            The PBHG Funds, Inc.

                                                               PBHG Limited Fund

                                                         PBHG Limited Fund PBLDX

INVESTMENT FOCUS

       STYLE

VALUE   BLEND   GROWTH

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION



                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                                 One          Annualized        Annualized
                                Year            3 Year           Inception
                               Return           Return           to Date(2)
--------------------------------------------------------------------------------
  PBHG Limited Fund           (42.99)%           6.37%            12.59%
--------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                      IN THE PBHG LIMITED FUND, VERSUS THE
     RUSSELL 2000 GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                      PBHG Limited        Russell 2000   Lipper Small Cap Growth
                         Fund            Growth Index(3)      Funds Average(4)

06/30/1996               10,000              10,000               10,000
07/31/1996                9,950               8,779                9,007
08/31/1996               10,320               9,429                9,602
09/30/1996               11,010               9,914               10,179
10/31/1996               10,570               9,487                9,872
11/30/1996               10,560               9,751               10,090
12/31/1996               11,082               9,941               10,236
01/31/1997               11,273              10,189               10,505
02/28/1997               10,048               9,574                9,901
03/31/1997                9,085               8,898                9,275
04/30/1997                8,984               8,795                9,148
05/31/1997               10,741              10,117               10,399
06/30/1997               11,454              10,460               10,990
07/31/1997               12,016              10,996               11,725
08/31/1997               12,257              11,326               11,934
09/30/1997               13,622              12,230               12,891
10/31/1997               13,070              11,495               12,266
11/30/1997               12,809              11,221               12,055
12/31/1997               12,864              11,228               12,131
01/31/1998               12,708              11,078               11,974
02/28/1998               13,756              12,056               12,975
03/31/1998               14,606              12,562               13,627
04/30/1998               14,720              12,639               13,767
05/31/1998               13,621              11,721               12,864
06/30/1998               14,057              11,841               13,130
07/31/1998               13,154              10,852               12,191
08/31/1998               10,509               8,347                9,563
09/30/1998               11,691               9,193               10,269
10/31/1998               11,681               9,673               10,713
11/30/1998               12,770              10,423               11,605
12/31/1998               14,542              11,366               12,830
01/31/1999               15,053              11,878               13,128
02/28/1999               13,422              10,791               11,963
03/31/1999               12,998              11,176               12,497
04/30/1999               12,965              12,163               13,044
05/31/1999               13,966              12,182               13,205
06/30/1999               15,989              12,823               14,412
07/31/1999               15,380              12,427               14,399
08/31/1999               15,358              11,962               14,226
09/30/1999               16,663              12,193               14,562
10/31/1999               18,077              12,505               15,331
11/30/1999               20,524              13,828               17,221
12/31/1999               24,968              16,265               20,290
01/31/2000               24,821              16,113               20,064
02/29/2000               32,988              19,862               24,932
03/31/2000               30,840              17,774               23,678
04/30/2000               26,583              15,980               21,042
05/31/2000               23,407              14,581               19,336
06/30/2000               29,946              16,464               22,551
07/31/2000               27,677              15,053               21,079
08/31/2000               30,787              16,636               23,524
09/30/2000               31,093              15,810               22,637
10/31/2000               27,704              14,527               21,197
11/30/2000               21,645              11,889               17,598
12/31/2000               23,255              12,617               19,120
01/31/2001               23,758              13,637               19,629
02/28/2001               19,914              11,768               17,132
03/31/2001               17,581              10,698               15,575

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2)  The PBHG Limited Fund commenced operations on June 28, 1996.

(3) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Lipper Small-Cap Growth Funds Average represents the average performance of 332 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                    Consumer Cyclical                      18%
                    Consumer Non-Cyclical                   1%
                    Health Care                            20%
                    Industrial                              2%
                    Services                               12%
                    Technology                             28%
                    Cash                                   19%

                        % of Total Portfolio Investments

                       TOP TEN HOLDINGS - MARCH 31, 2001

             Accredo Health                                    3.2%
             Medicis Pharmaceutical, Cl A                      3.2%
             Charlotte Russe Holdings                          3.2%
             Buca                                              3.2%
             Factset Research Systems                          3.1%
             Rare Hospitality International                    3.0%
             Cima Labs                                         2.9%
             Micromuse                                         2.7%
             Surmodics                                         2.5%
             Impath                                            2.3%
             -----------------------------------------------------
             % of Total Portfolio Investments                 29.3%


                                   [LOGO] 19

THE PBHG FUNDS, INC.

PBHG LARGE CAP 20 FUND

PBHG LARGE CAP 20 FUND PLCPX


PORTFOLIO PROFILE

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: A limited number of larger capitalization companies (generally no more than 20) that have above-average potential for capital appreciation.

STRATEGY: The Fund is different from other PBHG funds in two key ways: it invests only in large capitalization companies (over $1 billion) and it concentrates investments in just 20 stocks. This non-diversified Fund seeks large capitalization stocks that present the best opportunities for meaningful capital appreciation in the foreseeable future. Our strategy involves looking beyond the financial data and analysts' reports to find some dynamic within a company that may not be fully appreciated and that, when exploited, can lead to positive earnings surprises and upward revisions of future growth expectations.

PERFORMANCE

     The PBHG Large Cap 20 Fund declined 53.84% for the fiscal year ended March 31, 2001, compared to losses of 21.68% for the S&P 500 Index, 42.72% for the Russell 1000 Growth Index and 59.76% for the NASDAQ. The past fiscal year was a tale of two very different halves. During the first half, as investors continued to gravitate toward technology issues whose revenue and earnings growth rates were accelerating, the Fund outperformed the benchmark. Conversely, the second half was fraught with difficulty for growth investors. In fact, the last quarter of calendar 2000 and the first quarter of 2001 proved to be two of the worst quarters for aggressive growth stock investors in recent memory.

     On March 10, 2000, the NASDAQ Composite Index peaked at over 5000 and, subsequently, began to correct. The money supply that the Federal Reserve Board had pumped into the economy to avert a potential Y2K meltdown was being reduced. As liquidity dried up, the "New Economy" companies that had received extraordinary valuations fell back to earth. The purchasing power of these companies had driven dramatic sales increases in many other high tech companies, creating seemingly insatiable demand, especially for Internet infrastructure equipment. Products were selling as fast as companies could manufacture them, and many customers doubled and, even, tripled their orders to ensure supply of necessary items. Pricing power was strong, backlogs developed and gross margins, as well as most other important business metrics, expanded.

     As the New Economy companies continued to burn cash, the liquidity that had made the IPO market so robust evaporated. Concern grew over the viability of business models as Internet companies found it increasingly difficult to raise needed capital. Valuations began to decline. "Old Economy" companies began to be valued more positively by the stock market, and value stocks, which had long been left for dead by many investors, found new life. Many New Economy issues lost over 85% of their value between the peak on March 10, 2000, and the Fund's fiscal year-end on March 31, 2001.

     For fiscal 2001, the Fund significantly underperformed the broad market as measured by the S&P 500 Index. The second half of the fiscal year hurt the portfolio's performance. The last two fiscal years served up both highly favorable and profoundly difficult times for growth investors. We performed well over the two-year period, delivering an average annual return of 0.29%, versus the 7.60% decline of the Lipper Large-Cap Growth Funds Average.

     In a 180 degree turnabout from last year, investors moved away from more aggressive, high-growth stocks, and technology stocks in particular, toward more stable, slower growth issues in the pharmaceutical and financial sectors. Companies with higher than average P/E ratios fared worse, while traditional value stocks performed better. Our investment style, which dictates that we invest in the fastest growing companies, moved out of favor. However, we believe high quality, well managed growth companies which possess sustainable competitive advantages represent the most compelling investment opportunities for the long-term.

     Obviously we experienced some disappointments during this very difficult fiscal year. Deteriorating fundamentals prompted the sale of a number of holdings, many before the share price deterioration and, unfortunately, some after. While negative surprises are a fact of life for investors, minimizing them helps create superior returns over time. We continue to work diligently to anticipate changes in our companies' business fundamentals.

PORTFOLIO DISCUSSION

     Concentrated investing, focusing on a limited number of stocks, demonstrated its downside potential over the past year. During market downturns, it is generally a superior short-run strategy to be diversified over many different industries and companies to minimize risk. Over the long term, however, a concentrated approach will generally produce higher returns, albeit accompanied by greater volatility.

    At the beginning of the fiscal year, technology comprised the Fund's largest sector weighting. This drove the outstanding performance in the fiscal year ended March 31, 2000, but was the biggest drag on performance this past fiscal year. Few technology sub-sectors were left unscathed by the diminishing demand for their products. The first technology-related sub-sector of the portfolio to be affected was fiber-optic components. JDS Uniphase, which provides advanced fiber-optic components and modules to equipment suppliers, started to experience a decline in demand for their components in the beginning of August 2000. The decreased demand at JDS was due in part to slowing demand for equipment experienced by Cisco Systems and Nortel Networks. This hurt the fiber-optic component suppliers, and also took a toll on semi-conductor suppliers, like Broadcom and PMC Sierra. This slowdown eventually caught up to the telecommunications equipment suppliers, the enterprise storage vendors and the electronic manufacturing services companies. The portfolio holdings that were affected most dramatically were Cisco Systems, Nortel Networks, EMC, Veritas Software and Flextronics International.

     One sector that shone brightly throughout the fiscal year was utilities, led by Calpine. Calpine owns and operates power-generating facilities that sell electricity. As more companies and individuals incorporate computers and other technologies into their everyday lives, Calpine has benefited from the growing demand for electricity. Calpine has also benefited from the partial deregulation of the electric utilities industry in California. Over the past six months, California has been forced to pay high prices on the electricity spot market due to rapidly increasing demand. Calpine has long term hedging programs in place that allow them to lock in supply, primarily natural gas, for their generating facilities. As demand for their electricity increases, so do their revenue and operating margins.

     Another sector that performed well during the past fiscal year was health care. The health care sector benefited from consistent revenue and earnings growth, as investors scrambled out of sectors that exhibited deteriorating fundamentals. The best performing health care stock in the portfolio was Cardinal Health.

     As we enter the new fiscal year, the equity markets are clearly in a period of correction. The euphoria of investing with the tailwind from an unprecedented string of high market returns beginning in the early 1990s, has clearly waned.

     The Federal Reserve is now in an accommodative mode with respect to interest rates. The major concern is that the Fed may not move quickly enough to abate the impending economic slowdown. Only time will tell. Rate cuts will eventually stimulate the economy, helping companies to work through their excess inventory. We continue to anticipate periods of extreme short-term volatility, but valuations have retracted to historically normal levels.

     Will we look back at April of 2001, as the definitive bottom in the market? Unquestionably, the fear factor is high at present. Absent a major international economic crisis, we are hopeful that the worst is behind us. The S&P 500's technology weighting has been cut in half from a year ago and is now the second-largest broad sector in the Index. We believe technology will continue to be a leading sector over the long term. As such, the present environment may provide an attractive point to add to positions that will be leaders in the next cycle.


                                    [LOGO] 20

                                                            THE PBHG FUNDS, INC.

                                                          PBHG LARGE CAP 20 FUND

                                                    PBHG LARGE CAP 20 FUND PLCPX

  INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

MARKET CAPITALIZATION

                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
                                               One     Annualized  Annualized
                                               Year      3 Year    Inception
                                              Return     Return     to Date
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - PBHG Class(2)       (53.84)%     15.33%     23.00%
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - Advisor Class(3)    (53.86)%     15.31%     22.98%
--------------------------------------------------------------------------------




           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
             IN THE PBHG LARGE CAP 20 FUND - PBHG CLASS, VERSUS THE
          S&P 500 INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                 PBHG Large Cap                         Lipper Large-Cap Growth
                    20 Fund         S&P 500 Index(4)        Funds Average(5)

11/30/1996            10,000              10,000                 10,000
12/31/1996             9,841               9,802                  9,773
01/31/1997            10,462              10,414                 10,366
02/28/1997            10,001              10,496                 10,193
03/31/1997             9,260              10,065                  9,671
04/30/1997             9,881              10,666                 10,155
05/31/1997            10,912              11,315                 10,845
06/30/1997            11,523              11,821                 11,288
07/31/1997            12,854              12,761                 12,326
08/31/1997            12,234              12,047                 11,777
09/30/1997            12,914              12,706                 12,408
10/31/1997            12,424              12,283                 11,969
11/30/1997            12,494              12,851                 12,222
12/31/1997            13,084              13,071                 12,342
01/31/1998            13,355              13,216                 12,510
02/28/1998            15,097              14,168                 13,482
03/31/1998            15,998              14,893                 14,102
04/30/1998            16,278              15,043                 14,299
05/31/1998            15,848              14,785                 13,933
06/30/1998            17,589              15,385                 14,723
07/31/1998            17,609              15,221                 14,578
08/31/1998            14,516              13,023                 12,193
09/30/1998            16,708              13,858                 13,049
10/31/1998            17,069              14,985                 13,899
11/30/1998            18,320              15,893                 14,832
12/31/1998            21,960              16,809                 16,329
01/31/1999            23,995              17,512                 17,328
02/28/1999            22,294              16,968                 16,616
03/31/1999            24,400              17,647                 17,571
04/30/1999            23,337              18,330                 17,708
05/31/1999            22,527              17,897                 17,166
06/30/1999            24,178              18,891                 18,380
07/31/1999            23,540              18,301                 17,853
08/31/1999            24,512              18,210                 17,878
09/30/1999            25,372              17,711                 17,724
10/31/1999            28,136              18,831                 18,943
11/30/1999            33,614              19,214                 19,974
12/31/1999            44,567              20,346                 22,379
01/31/2000            43,320              19,324                 21,530
02/29/2000            51,964              18,958                 23,053
03/31/2000            53,163              20,813                 24,247
04/30/2000            47,264              20,186                 22,782
05/31/2000            41,293              19,772                 21,447
06/30/2000            49,926              20,259                 23,043
07/31/2000            49,542              19,943                 22,610
08/31/2000            56,665              21,181                 24,608
09/30/2000            51,916              20,063                 22,945
10/31/2000            46,677              19,978                 21,802
11/30/2000            35,502              18,403                 18,937
12/31/2000            34,725              18,493                 18,935
01/31/2001            35,483              19,149                 19,462
02/28/2001            29,172              17,403                 16,626
03/31/2001            24,542              16,301                 14,979

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Funds that concentrate investments in one or a group of industries or to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2) The PBHG Large Cap 20 Fund - PBHG Class commenced operations on November 29, 1996.

(3) The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to March 31, 2001 was (29.37)%.

(4) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Lipper Large-Cap Growth Funds Average represents the average performance of 839 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Consumer Cyclical                10%
                    Financial                        18%
                    Health Care                      18%
                    Industrial                        8%
                    Services                         11%
                    Technology                       16%
                    Utilities                         5%
                    Cash                             14%

                        % of Total Portfolio Investments


                        TOP TEN HOLDINGS - MARCH 31, 2001

             Citigroup                                         7.6%
             Pfizer                                            7.4%
             Tyco International                                6.4%
             Medtronic                                         5.5%
             Cardinal Health                                   5.5%
             Freddie Mac                                       5.4%
             Capline                                           5.2%
             Electronic Data Systems                           5.0%
             American International Group                      4.6%
             Omnicom Group                                     4.5%
             -----------------------------------------------------
             % of Total Portfolio Investments                 57.1%

THE PBHG FUNDS, INC.

PBHG NEW OPPORTUNITIES FUND

PBHG NEW OPPORTUNITIES FUND PBNOX


PORTFOLIO PROFILE

OBJECTIVE: Long-term capital appreciation.

INVESTS IN: Equity securities of small capitalization growth companies.

STRATEGY: PBHG New Opportunities Fund is a diversified portfolio intended to deliver capital appreciation by investing in small growth companies. It is expected that the Fund will have above-average volatility due to the less liquid nature of small growth companies and a strategy of owning a relatively small number of equity securities (generally less than fifty holdings). These holdings will tend to have similar weightings and generally be under $1 billion in market capitalization at the time of purchase. The Fund is currently closed to new investors in order to help protect achievement of its investment objective.

PERFORMANCE

     The Fund declined 54.38% for the year ended March 31, 2001. By comparison, the Russell 2000 Growth Index returned -39.81%, the Russell MidCap Growth Index returned -45.42%, and the average fund contained in the Lipper category of small cap growth mutual funds fell 33.74% for the same period. Given the Fund's heavy technology weighting, we would also point to the -62.22% return of the Lipper category of science and technology funds. While our results were disappointing and a tremendous setback after last year's stunning return of 529.94%, we reflect on the Fund's 80.02% annualized return since its inception on February 12, 1999 with some gratification.

     During uncertain economic environments, earnings estimates and price-to-earnings ratios decline. The combined effect is greatest where the P/E ratios and earnings expectations are highest, typically growth stocks, and technology stocks in particular. Due largely to the difficult environment for high P/E ratio and high growth companies and our characteristic overweighting in the technology and health care areas, no sectors in the Fund posted positive returns for the year. Within the Russell 2000 Growth Index, a few areas were positive. However, these were all sectors that are generally the domain of value investors and represented only relatively small weightings in the Index. The most significant of these sectors were energy and financials. Smaller areas of positive return included transportation, utilities and consumer non-cyclicals. The year's best performance opportunities were dominated by slower growing, more mature companies with lower price-to-earnings ratios. We believe that a major portion of the decline in our holdings is explained by investor reaction to the prospect for economic weakness, the less liquid trading characteristics of small growth companies, and a flight to more conservative assets. The areas we typically favor in our search for rapid growth companies - technology, services and health care - were considerably out of favor last year, resulting in negative returns. Our overweighting in technology accounted for 65% of our relative underperformance versus the Russell 2000 Growth Index. As the year progressed, portfolio weightings changed meaningfully. Technology lost position relative to consumer cyclicals, health care and services.

PORTFOLIO DISCUSSION

     Stocks that detracted from performance outnumbered those with positive returns by a ratio of two to one. Among stocks that lost ground, the declines were proportionately more severe than the increases among the positive holdings. For example, the ten most successful securities had an average return for the holding period of 38% while the ten biggest decliners fell 59% on average. As we review our winners, an easily observed common thread is perceived resistance to economic weakness. Jack Henry & Associates, Accredo Health and eFunds are examples. Among the losers, technology was the dominant theme. Investors seemed unwilling to make a distinction between technology companies that had stumbled or might stumble fundamentally and those that have a sound or less risky business outlook. For example, Gemstar-TV Guide International, which we believe is much more recession resistant than other technology companies, did as much damage during its tenure in the portfolio as Redback Networks, which has indicated that it faces a sharp slowdown in business and will miss analyst estimates significantly. Despite investors' indiscriminate behavior and the negative environment for growth stocks, we will adhere to our discipline of holding quality companies that exhibit superior prospects for both long- and short-term growth. We believe that holdings like these will serve us well in a more optimistic environment, one that rewards rather than punishes companies displaying legitimate prospects for above-average growth.

     The market continues to be under pressure, as it struggles with the unusually difficult earnings environment. We are hopeful, however, that the negative sentiment will dissipate as the broad economy, particularly technology-related capital spending, works to correct excessive inventories. Given greatly deflated valuation levels, growth stock underperformance relative to more defensive portfolio strategies, monetary stimulus and some tax relief in the offing, we are confident that our portfolio is positioned to benefit as business and economic conditions improve. Regardless of the timing of improvement, we will adhere to our discipline of maintaining a portfolio of companies that are growing at above-average rates. This is the foundation of our effort to deliver superior portfolio returns over time.

     Thank you for your continuing confidence in our management of PBHG New Opportunities Fund during a very trying period.


                                    [LOGO] 22

                                                            THE PBHG FUNDS, INC.

                                                     PBHG NEW OPPORTUNITIES FUND

                                               PBHG NEW OPPORTUNITIES FUND PBNOX

  INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION



                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                                          One                     Annualized
                                          Year                    Inception
                                         Return                   to Date(2)
--------------------------------------------------------------------------------
PBHG New Opportunities Fund              (54.38)%                   80.02%
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE PBHG NEW OPPORTUNITIES FUND, VERSUS THE
     RUSSELL 2000 GROWTH INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                     PBHG New          Russell 2000        Lipper Mid-Cap Growth
                Opportunities Fund     Growth Index(3)        Funds Average(4)

02/28/1999             10,000              10,000                 10,000
03/31/1999             11,714              10,356                 10,683
04/30/1999             12,134              11,271                 10,993
05/31/1999             12,795              11,289                 10,815
06/30/1999             17,255              11,883                 11,596
07/31/1999             18,770              11,516                 11,367
08/31/1999             19,047              11,085                 11,385
09/30/1999             19,573              11,299                 11,442
10/31/1999             24,780              11,588                 12,308
11/30/1999             33,314              12,814                 13,517
12/31/1999             51,830              15,072                 15,896
01/31/2000             54,784              14,932                 15,551
02/29/2000             82,487              18,406                 18,420
03/31/2000             73,791              16,471                 18,181
04/30/2000             53,461              14,808                 16,519
05/31/2000             50,447              13,511                 15,341
06/30/2000             67,177              15,257                 17,170
07/31/2000             53,694              13,949                 16,677
08/31/2000             60,488              15,417                 18,643
09/30/2000             59,556              14,651                 17,838
10/31/2000             57,377              13,462                 16,552
11/30/2000             42,863              11,017                 13,611
12/31/2000             49,403              11,692                 14,082
01/31/2001             48,470              12,637                 14,496
02/28/2001             39,753              10,905                 12,166
03/31/2001             33,667               9,914                 10,766

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2)  The PBHG New Opportunities Fund commenced operations on February 12, 1999.

(3) The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Lipper Multi-Cap Growth Funds Average represents the average performance of 469 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2001

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Basic Materials                   3%
                    Consumer Cyclical                 8%
                    Energy                            3%
                    Health Care                      26%
                    Industrial                       11%
                    Services                         24%
                    Technology                       22%
                    Cash                              3%

                        % of Total Portfolio Investments


                       TOP TEN HOLDINGS - MARCH 31, 2001

             Accredo Health                                    6.0%
             Cima Labs                                         5.7%
             Corinthian Colleges                               5.4%
             Noven Pharmaceuticals                             4.9%
             California Pizza Kitchen                          4.9%
             Impath                                            4.7%
             Corporate Executive Board                         4.7%
             eFunds                                            4.7%
             Catapult Communications                           4.5%
             Albany Molecular Research                         4.5%
             -----------------------------------------------------
             % of Total Portfolio Investments                 50.0%

                                    [LOGO] 23

THE PBHG FUNDS, INC.

PBHG LARGE CAP VALUE FUND

PBHG LARGE CAP VALUE FUND PLCVX


PORTFOLIO PROFILE

OBJECTIVE:  Long-term growth of capital and income.

INVESTS IN: A diversified portfolio of equity securities of large capitalization companies.

STRATEGY: The Fund invests in companies with market capitalizations in excess of $1 billion which in our opinion, are undervalued or overlooked by the market. In selecting investments for the Fund, we emphasize fundamental investment value and consider factors such as: the relationship of a company's potential earning power to the current market price of its stock; continuing dividend income and the potential for increased dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments.

PERFORMANCE

     For the fiscal year ended March 31, 2001, PBHG Large Cap Value Fund had a 20.42% total return versus the sobering 21.68% decline of the S&P 500 Index and the modest 0.27% gain for the Russell 1000 Value Index. We are proud of our accomplishment and are working diligently to try and make the next twelve months equally successful.

     In our previous annual letter, we predicted that we might: "..look back on March 2000 as the month when value investing emerged from its bear market. Bear markets typically end with one final intense sell-off, in which all but the `true believers' capitulate and sell their stocks. We believe this happened in the first two months of [2000], climaxing in early March, when investors sold their value stocks to buy high-flying technology shares."

     Value's comeback was even stronger than we could have imagined. In the ensuing twelve months, value investing erased the lead growth had established in 1998 and 1999. Value now stands ahead of growth for the three years ended March 31, 2001. On an annualized basis, the Russell 1000 Value Index has returned 3.85% versus the 0.53% decline of the Russell 1000 Growth Index for the three years ended March 31, 2001. PBHG Large Cap Value Fund has returned an average 18.28% per year during this difficult three-year period.

PORTFOLIO DISCUSSION

     Clearly, the economy is slowing. But, the Federal Reserve is moving to lower interest rates and turn the economy in the right direction. The federal funds rate has decreased by 150 basis points in the last three months; we expect the rate to decline another 100 basis points by summer. Declining interest rates are a powerful force that can jump-start the economy and the stock market. Accordingly, we believe the market should head higher in the coming months.

     Recently, we have begun to increase our exposure to economically sensitive stocks. We are finding good value in the consumer cyclical area in industries such as department stores, newspapers, and entertainment. We have also been adding to holdings in financial services companies, particularly banks. These stocks tend to benefit from periods of declining interest rates, such as the current environment. Telecommunications services, particularly long distance providers, look attractive to us as well. Finally, we are beginning to see some value emerge in the technology sector. We have been selectively adding securities across the range of technology industries over the past several months.

                                    [LOGO] 24

                                                            THE PBHG FUNDS, INC.

                                                       PBHG LARGE CAP VALUE FUND

                                                PBHG LARGE CAP VALUE FUND PLCVX

  INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION


                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
                                               One     Annualized  Annualized
                                               Year      3 Year    Inception
                                              Return     Return     to Date
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - PBHG Class(2)       (20.42)%     18.28%     22.07%
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund - Advisor Class(3)    (20.25)%     18.23%     22.03%
--------------------------------------------------------------------------------



      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
       LARGE CAP VALUE FUND - PBHG CLASS, VERSUS THE S&P 500 INDEX AND THE
                      LIPPER LARGE-CAP VALUE FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                PBHG Large Cap                           Lipper Multi-Cap Value
                  Value Fund         S&P 500 Index(4)        Funds Average(5)

12/31/1996           10,000               10,000                 10,000
01/31/1997           10,240               10,624                 10,402
02/28/1997           10,430               10,708                 10,478
03/31/1997           10,110               10,269                 10,117
04/30/1997           10,380               10,881                 10,422
05/31/1997           11,080               11,543                 11,110
06/30/1997           11,560               12,060                 11,512
07/31/1997           12,400               13,019                 12,371
08/31/1997           12,000               12,291                 12,069
09/30/1997           12,450               12,963                 12,703
10/31/1997           12,110               12,531                 12,212
11/30/1997           12,390               13,110                 12,472
12/31/1997           12,562               13,335                 12,678
01/31/1998           12,540               13,483                 12,629
02/28/1998           13,407               14,455                 13,517
03/31/1998           14,101               15,194                 14,118
04/30/1998           14,198               15,347                 14,196
05/31/1998           14,101               15,084                 13,851
06/30/1998           14,339               15,696                 13,928
07/31/1998           14,318               15,529                 13,459
08/31/1998           12,312               13,287                 11,396
09/30/1998           13,201               14,138                 11,961
10/31/1998           14,578               15,288                 12,938
11/30/1998           15,553               16,214                 13,527
12/31/1998           16,925               17,149                 13,968
01/31/1999           17,244               17,866                 14,046
02/28/1999           16,509               17,311                 13,637
03/31/1999           16,962               18,003                 14,034
04/30/1999           17,415               18,701                 15,119
05/31/1999           17,550               18,259                 15,068
06/30/1999           18,701               19,272                 15,614
07/31/1999           18,297               18,671                 15,213
08/31/1999           17,991               18,578                 14,737
09/30/1999           17,844               18,069                 14,146
10/31/1999           18,787               19,212                 14,609
11/30/1999           19,142               19,602                 14,731
12/31/1999           18,796               20,757                 15,229
01/31/2000           18,634               19,714                 14,571
02/29/2000           17,372               19,341                 14,018
03/31/2000           19,379               21,233                 15,490
04/30/2000           19,962               20,594                 15,426
05/31/2000           20,723               20,172                 15,559
06/30/2000           20,270               20,669                 15,240
07/31/2000           19,460               20,346                 15,314
08/31/2000           20,771               21,610                 16,295
09/30/2000           21,516               20,469                 16,112
10/31/2000           21,743               20,382                 16,470
11/30/2000           22,034               18,775                 15,788
12/31/2000           23,303               18,867                 16,650
01/31/2001           24,881               19,536                 17,136
02/28/2001           24,679               17,755                 16,536
03/31/2001           23,336               16,630                 15,898

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2) The PBHG Large Cap Value Fund - PBHG Class commenced operations on December 31, 1996.

(3) The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to March 31, 2001 was 0.00%.

(4) The S&P 500 Index is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Lipper Large-Cap Value Funds Average represents the average performance of 308 mutual funds classified by Lipper, Inc. in the Large-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Basic Materials                    2%
                    Consumer Cyclical                  9%
                    Consumer Non-Cyclical              2%
                    Energy                             5%
                    Financial                         29%
                    Health Care                       13%
                    Industrial                         5%
                    Services                          12%
                    Technology                        13%
                    Transportation                     2%
                    Cash                               8%

                        % of Total Portfolio Investments


                       TOP TEN HOLDINGS - MARCH 31, 2001

             Pharmacia                                         4.9%
             Citigroup                                         4.2%
             SBC Communications                                3.9%
             American Home Products                            3.3%
             Motorola                                          2.7%
             Chubb                                             2.5%
             Fannie Mae                                        2.4%
             Gannett                                           2.4%
             Pfizer                                            2.4%
             Viacom, Cl B                                      2.3%
             -----------------------------------------------------
             % of Total Portfolio Investments                 31.0%

                                    [LOGO] 25

THE PBHG FUNDS, INC.

PBHG MID-CAP VALUE FUND

PBHG MID-CAP VALUE FUND PBMCX


PORTFOLIO PROFILE

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Invests in: Common stocks and other equity securities of companies with market capitalizations in the range of companies represented by the Standard & Poor's Mid Cap 400 Index ("S&P 400"), which are considered to be undervalued based on certain proprietary measures of value.

Strategy: The Fund typically invests in equity securities of companies with between $200 million and $5 billion in market capitalization. In selecting investments for the Fund, Value Investors emphasizes fundamental investment value and considers the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.

PERFORMANCE

     For the fiscal year ended March 31, 2001, PBHG Mid-Cap Value Fund gained 9.43%, outperforming the S&P MidCap 400 Index, which declined 6.96%. The S&P BARRA MidCap Value Index was up 16.15% for the period, while the Lipper Mid-Cap Value Funds Average returned 11.76%. In a year characterized by the failure of many dot.coms, the bursting of the technology "bubble", and the rapid deceleration of the domestic economy, we were pleased by the Fund's performance.

     Consistent with our disciplined stock selection process, we continued to focus on those undervalued companies that we believe are likely to appreciate due to positive near-term business dynamics and long-term growth potential. In select cases, we felt that market conditions provided us with opportunities to own exceptional companies with first rate management teams, strong operating histories and improving near- and long-term growth prospects at very attractive entry prices. It was these companies that contributed most to the Fund's outperformance relative to its benchmark, the S&P MidCap 400 Index, for the fiscal year ended March 31, 2001. The average technology weighting in the S&P Barra MidCap Value Index during the past 12 months was lower than that sector's weighting within the Fund. Our greater exposure to technology detracted from returns and resulted in the Fund's underperformance relative to the Value Index for the period.

PORTFOLIO DISCUSSION

     Performance again benefited from the contribution of holdings in the energy sector. Energy stocks soared as a result of rising oil and natural gas prices during 2000 and the early onset of long, cold winter. Natural gas reached a seasonal peak of almost $10.00 per one thousand cubic feet while oil prices neared $35.00 per barrel. Although we continue to believe that the energy sector will outperform in the medium- to long-term, as U.S. domestic energy supply increases to meet demand, the sector's recent strong outperformance leaves us more cautious on its near-term prospects.

     In addition to positive performance from the Fund's energy stocks, health care and financial holdings also contributed favorably to returns for the period. For most of the period, the health care sector benefited from continued earnings growth and the flight to safety resulting as investors liquidated technology holdings. Financial stocks rebounded from their relatively poor performance during 1999, as the Federal Reserve ended its series of interest rate increases and shifted to aggressive monetary easing.

     The worst-performing sector over the past year was technology. A variety of factors pressured the sector, including the failure of many Internet companies, decreasing capital spending in the telecommunications industry and the abrupt slowdown in the U.S. economy. We believe, however, that selected technology companies - those with experienced management teams and viable products - are currently trading at attractive valuations. We expect to add technology companies that meet our stringent selection criteria to the portfolio in the coming year.

     We anticipate that the tug-of-war between the recessionary forces evident in the economy and the expansive policies initiated by the Federal Reserve will continue. Declining corporate profits, waning consumer confidence and increasing unemployment lend credence to the skeptics who predict that both the economy and the stock market will fall further in coming months. An aggressive Fed, an environment of declining interest rates and pockets of strength in certain cyclical sectors of the U.S. economy lead bullish forecastors to argue that the worst is over. Regardless of future market action, we will continue to adhere to our time-tested methodology to find quality companies that we believe are attractively valued.

                                    [LOGO] 26

                                                            THE PBHG FUNDS, INC.

                                                         PBHG MID-CAP VALUE FUND

                                                   PBHG MID-CAP VALUE FUND PBMCX

   INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

MARKET CAPITALIZATION



                          AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                                    One          Annualized         Annualized
                                    Year           3 Year           Inception
                                   Return          Return           to Date(2)
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund            9.43%           19.02%            29.03%
--------------------------------------------------------------------------------


  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG MID-CAP VALUE FUND, VERSUS THE S&P MID CAP 400 INDEX, S&P BARRA MID CAP VALUE INDEX AND
                     THE LIPPER MID-CAP VALUE FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

            PBHG Mid-Cap     S&P Mid-Cap  Lipper Mid-Cap Value  S&P BARRA MidCap
             Value Fund      400 Index(3)   Funds Average(5)     Value Index(4)

04/30/1997       10,000           10,000           10,000            10,000
05/31/1997       10,740           10,874           10,791            10,638
06/30/1997       11,410           11,180           11,223            10,926
07/31/1997       12,890           12,285           11,977            11,733
08/31/1997       13,240           12,271           11,983            11,811
09/30/1997       14,300           12,976           12,666            12,472
10/31/1997       13,760           12,411           12,231            12,100
11/30/1997       13,870           12,595           12,296            12,402
12/31/1997       14,148           13,083           12,497            13,147
01/31/1998       14,138           12,834           12,409            12,845
02/28/1998       15,443           13,896           13,283            13,795
03/31/1998       16,106           14,523           13,855            14,440
04/30/1998       16,422           14,787           13,998            14,533
05/31/1998       15,717           14,123           13,536            13,946
06/30/1998       15,896           14,211           13,407            13,842
07/31/1998       15,580           13,660           12,667            13,240
08/31/1998       12,769           11,119           10,539            11,072
09/30/1998       13,906           12,157           10,982            11,933
10/31/1998       15,358           13,243           11,719            12,874
11/30/1998       16,538           13,904           12,169            13,174
12/31/1998       18,087           15,584           12,609            13,761
01/31/1999       18,122           14,977           12,545            13,042
02/28/1999       17,023           14,193           12,011            12,419
03/31/1999       17,451           14,589           12,314            12,653
04/30/1999       17,764           15,740           13,386            13,878
05/31/1999       18,666           15,808           13,631            14,104
06/30/1999       20,042           16,656           14,086            14,542
07/31/1999       20,215           16,301           13,800            14,349
08/31/1999       19,487           15,742           13,259            13,805
09/30/1999       19,174           15,256           12,811            13,125
10/31/1999       19,313           16,033           12,943            13,388
11/30/1999       20,007           16,875           13,260            13,658
12/31/1999       22,017           17,878           13,892            14,080
01/31/2000       20,903           17,374           13,303            13,472
02/29/2000       21,622           18,590           13,218            12,978
03/31/2000       24,818           20,146           14,506            14,964
04/30/2000       24,639           19,443           14,377            14,827
05/31/2000       25,788           19,200           14,530            15,255
06/30/2000       25,698           19,482           14,375            14,566
07/31/2000       25,321           19,790           14,552            15,143
08/31/2000       27,943           21,999           15,457            16,226
09/30/2000       27,153           21,849           15,486            16,466
10/31/2000       26,883           21,108           15,624            16,309
11/30/2000       25,321           19,515           15,165            16,331
12/31/2000       27,779           21,007           16,420            18,001
01/31/2001       28,494           21,475           16,971            18,803
02/28/2001       27,911           20,250           16,691            18,181
03/31/2001       27,159           18,744           16,161            17,380

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(3) The S&P Mid Cap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The S&P Barra Mid Cap Value Index is an unmanaged capitalization weighted index that consists of those securities in the S&P Mid Cap 400 Index with lower price to book ratios. The index reflects the reinvestments of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Lipper Mid-Cap Value Funds Average represents the average performance of 169 mutual funds classified by Lipper, Inc. in the Mid-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Basic Materials                   1%
                    Consumer Cyclical                15%
                    Consumer Non-Cyclical             1%
                    Energy                            9%
                    Financial                        20%
                    Health Care                       9%
                    Industrial                        6%
                    Services                         10%
                    Technology                       10%
                    Transportation                    1%
                    Utilities                         7%
                    Cash                             11%

                        % of Total Portfolio Investments


                       TOP TEN HOLDINGS - MARCH 31, 2001

               Cendant                                           2.5%
               Block (H&R)                                       2.3%
               ST Jude Medical                                   2.0%
               PMI Group                                         1.9%
               Metro-Goldwyn-Mayer                               1.9%
               XL Capital                                        1.8%
               Intuit                                            1.7%
               Telephone & Data Systems                          1.6%
               USA Networks                                      1.6%
               Fox Entertainment Group, Cl A                     1.6%
               -----------------------------------------------------
               % of Total Portfolio Investments                 18.9%

                                    [LOGO] 27

THE PBHG FUNDS, INC.

PBHG SMALL CAP VALUE FUND

PBHG SMALL CAP VALUE FUND PBSVX


PORTFOLIO PROFILE

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: A diversified portfolio of common stocks of small companies with market capitalizations similar to companies represented by the Russell 2000 Index, that are considered to be relatively undervalued based on certain proprietary measures of value.

STRATEGY: In selecting investments for the Fund, we emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price-to-earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.

PERFORMANCE

     For the fiscal year ended March 31, 2001, PBHG Small Cap Value Fund gained 2.99%, which compares favorably to the 15.33% decline of its benchmark, the Russell 2000 Index. The Russell 2000 Value Index returned 19.45% for the period, while the Lipper Small-Cap Value Funds Average returned 15.68%. In a year characterized by the failure of many dot.coms, the bursting of the technology "bubble", and the rapid deceleration of the domestic economy, we were pleased by the Fund's performance.

     Consistent with our disciplined stock selection process, we continued to focus on those undervalued companies that we believe are likely to appreciate due to positive near-term business dynamics and long-term growth potential. In select cases, we felt that market conditions provided us with opportunities to own exceptional companies with first rate management teams, strong operating histories and improving near- and long-term growth prospects at very attractive entry prices. It was these companies that contributed most to the Fund's outperformance relative to its benchmark, the Russell 2000 Index, for the fiscal year ended March 31, 2001. The average technology weighting in Russell 2000 Value Index during the past 12 months was lower than that sector's weighting within the Fund. Our greater exposure to technology detracted from returns and resulted in the Fund's underperformance relative to the Value Index for the period.

PORTFOLIO DISCUSSION

     Performance again benefited from the contribution of holdings in the energy sector. Energy stocks soared as a result of rising oil and natural gas prices during 2000 and the early onset of a long, cold winter. Natural gas reached a seasonal peak of almost $10.00 per thousand cubic feet while oil prices neared $35.00 per barrel. Although we continue to believe that the energy sector will outperform in the medium- to long-term, as U.S. domestic energy supply increases to meet demand, the sector's recent strong outperformance leaves us more cautious on its near-term prospects.

     In addition to positive performance from the Fund's energy stocks, health care and financials also contributed favorably to returns for the period. The health care sector benefited from continued earnings growth and the flight to safety resulting as investors liquidated technology holdings. Financial stocks rebounded from their relatively poor performance during 1999, as the Federal Reserve ended its series of interest rate increases and shifted to aggressive monetary easing.

     The worst-performing sector over the past year was technology. A variety of factors pressured the sector, including the failure of many Internet companies, decreasing capital spending in the telecommunications industry and the abrupt slowdown in the U.S. economy. We believe, however, that selected technology companies - those with experienced management teams and viable products - are currently trading at attractive valuations. We expect to add technology companies that meet our stringent selection criteria to the portfolio in the coming year.

     We anticipate that the tug-of-war between the recessionary forces evident in the economy and the expansive policies initiated by the Federal Reserve will continue. Declining corporate profits, waning consumer confidence and increasing unemployment lend credence to the skeptics who predict that both the economy and the stock market will fall further in coming months. An aggressive Fed, an environment of declining interest rates and pockets of strength in certain cyclical sectors of the U.S. economy lead bullish forecastors to argue that the worst is over. Regardless of future market action, we will continue to adhere to our time-tested methodology to find quality companies that we believe are attractively valued.

                                    [LOGO] 28

THE PBHG FUNDS, INC.

PBHG SMALL CAP VALUE FUND

PBHG SMALL CAP VALUE FUND PBSVX

   INVESTMENT FOCUS

        STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

 MARKET CAPITALIZATION



                          AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
                                      One          Annualized        Annualized
                                      Year           3 Year          Inception
                                     Return          Return           to Date
--------------------------------------------------------------------------------
PBHG Small Cap Value Fund -
  PBHG Class(2)                       2.99%           10.30%            21.95%
--------------------------------------------------------------------------------
PBHG Small Cap Value Fund -
  Advisor Class(3)                    2.94%           10.28%            21.94%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SMALL CAP VALUE FUND - PBHG CLASS, VERSUS THE RUSSELL 2000 INDEX, RUSSELL 2000 VALUE INDEX
                  AND THE LIPPER SMALL-CAP VALUE FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                                                                 Lipper Small
          PBHG Small Cap Value  Russell 2000   Russell 2000       Cap Value
             Fund PBHG-Class      Index(4)    Value Index(5)   Funds Average(6)

04/30/1997        10,000            10,000        10,000             10,000
05/31/1997        10,880            11,113         9,800             10,902
06/30/1997        11,800            11,589         9,851             11,487
07/31/1997        13,070            12,128        10,153             12,105
08/31/1997        13,370            12,405         9,888             12,385
09/30/1997        14,550            13,313        10,492             13,238
10/31/1997        14,210            12,729        10,541             12,881
11/30/1997        14,200            12,646        10,604             12,841
12/31/1997        14,539            12,868        10,442             13,003
01/31/1998        14,518            12,665        10,747             12,814
02/28/1998        15,615            13,601        11,105             13,659
03/31/1998        16,227            14,162        11,602             14,252
04/30/1998        16,438            14,240        11,536             14,383
05/31/1998        15,520            13,473        11,495             13,833
06/30/1998        15,098            13,501        11,261             13,586
07/31/1998        14,402            12,409        12,471             12,682
08/31/1998        11,490             9,999        12,815             10,553
09/30/1998        11,838            10,782        12,797             10,907
10/31/1998        12,872            11,221        12,592             11,370
11/30/1998        13,811            11,809        13,595             11,894
12/31/1998        14,703            12,540        14,283             12,301
01/31/1999        14,410            12,707        14,882             12,073
02/28/1999        13,237            11,678        15,118             11,291
03/31/1999        12,831            11,860        16,124             11,125
04/30/1999        13,429            12,923        15,685             12,187
05/31/1999        14,004            13,111        15,858             12,621
06/30/1999        14,962            13,704        16,395             13,227
07/31/1999        15,255            13,328        16,099             13,086
08/31/1999        15,131            12,835        17,072             12,573
09/30/1999        15,131            12,838        17,764             12,287
10/31/1999        14,771            12,890        17,852             12,037
11/30/1999        15,605            13,659        17,220             12,375
12/31/1999        17,443            15,205        17,123             12,867
01/31/2000        17,217            14,961        15,782             12,440
02/29/2000        19,845            17,432        13,310             12,750
03/31/2000        21,141            16,283        14,062             13,468
04/30/2000        20,149            15,303        14,479             13,422
05/31/2000        20,431            14,411        14,871             13,278
06/30/2000        22,348            15,667        15,337             13,629
07/31/2000        21,649            15,163        14,989             13,805
08/31/2000        23,734            16,320        13,966             14,691
09/30/2000        23,362            15,840        13,851             14,629
10/31/2000        22,325            15,133        15,115             14,546
11/30/2000        20,532            13,580        15,580             14,070
12/31/2000        23,176            14,746        16,144             15,426
01/31/2001        24,165            15,514        15,761             16,164
02/28/2001        22,916            14,496        15,185             15,975
03/31/2001        21,774            13,787        14,881             15,593

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2) The PBHG Small Cap Value Fund - PBHG Class commenced operations on April 30, 1997.

(3) The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to March 31, 2001 was (6.10)%.

(4) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Russell 2000 Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000 Index with lower price to book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(6) The Lipper Small-Cap Value Funds Average represents the average performance of 255 mutual funds classified by Lipper, Inc. in the Small-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                              [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Basic Materials                    3%
                    Consumer Cyclical                 16%
                    Consumer Non-Cyclical              3%
                    Energy                            10%
                    Financial                         17%
                    Health Care                       15%
                    Industrial                        10%
                    Services                           3%
                    Technology                        12%
                    Transportation                     3%
                    Utilities                          3%
                    Cash                               5%

                        % of Total Portfolio Investments


                        TOP TEN HOLDINGS - MARCH 31, 2001

               Harman International                              2.3%
               Haemonetics                                       1.9%
               Alpharma, Cl A                                    1.8%
               Fair Isaac & Company                              1.5%
               Hooper Holmes                                     1.5%
               Insight Communications                            1.4%
               Bell Microproducts                                1.3%
               Omnicare                                          1.2%
               Affiliated Managers Group                         1.2%
               Bancwest                                          1.2%
               -----------------------------------------------------
               % of Total Portfolio Investments                 15.3%


                                    [LOGO] 29

THE PBHG FUNDS, INC.

PBHG FOCUSED VALUE FUND

PBHG FOCUSED VALUE FUND PBFVX

PORTFOLIO PROFILE

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of large, medium and small companies which are considered to be relatively undervalued based on certain proprietary measures of value.

INVESTS IN: The Fund, a non-diversified portfolio, intends to invest a majority of its assets in equity securities deemed to be undervalued. Use of our disciplined approach may result in investment selections that are considerably out of favor or contrary to the conventional investment consensus. The Fund may invest in securities of companies that are considered financially sound based on their operating history, but which may be experiencing temporary earnings pressure due to adverse business conditions that may be company or industry specific or due to unfavorable publicity.

STRATEGY: The Fund takes a unique approach to value investing. When screening the universe of stocks, we discard the 25% of the universe which are the most expensive stocks (as most value investors would), but we also disregard the 25% of the universe that in our view have the poorest business fundamentals, regardless of valuation. Thus, while most value investors love the cheapest stocks, we will only buy cheap stocks that have good profit prospects. Using this unique approach, we always balance a potential investment's valuation against its growth prospects.

    Our goal is to produce market-beating returns by concentrating assets in the most promising investment candidates we can identify. This concentrated approach will likely produce investment returns that vary considerably from the S&P 500 Index. The impact of a change in value, positive or negative, of a single holding may be magnified.

PERFORMANCE

    For the fiscal year ended March 31, 2001, the PBHG Focused Value Fund declined 3.59%, outperforming its benchmark, the S&P 500 Index, which fell 21.68%. The Lipper Multi-Cap Core Funds Average declined 20.28% for the same period. In a year characterized by the failure of many dot.coms, the bursting of the technology "bubble", and the rapid deceleration of the domestic economy, we were pleased by the Fund's performance.

    Consistent with our disciplined stock selection process, we continued to focus on those undervalued companies that we believe are likely to appreciate due to positive near-term business dynamics and long-term growth potential. In select cases, we felt that market conditions provided us with opportunities to own exceptional companies with first rate management teams, strong operating histories and improving near- and long-term growth prospects at very attractive entry prices. It was these companies that contributed most to the Fund's outperformance relative to its benchmark during the past 12 months.

PORTFOLIO DISCUSSION

    Performance again benefited from the contribution of holdings in the energy sector. Energy stocks soared as a result of rising oil and natural gas prices during 2000 and the early onset of a long, cold winter. Natural gas reached a seasonal peak of almost $10.00 per one thousand cubic feet while oil prices neared $35.00 per barrel. Although we continue to believe that the energy sector will outperform in the medium- to long-term, as U.S. domestic energy supply increases to meet demand, the sector's recent strong outperformance leaves us more cautious on its near-term prospects.

    In addition to positive performance from the Fund's energy stocks, health care and financials also contributed favorably to returns for the period. The health care sector benefited from continued earnings growth and the flight to safety resulting as investors liquidated their technology holdings. Financial stocks rebounded from their relatively poor performance during 1999, as the Federal Reserve ended its series of interest rate increases and shifted to aggressive monetary easing.

    The worst-performing sector over the past year was technology. A variety of factors pressured the sector, including the failure of many Internet companies, decreasing capital spending in the telecommunications industry and the abrupt slowdown in the U.S. economy. We believe, however, that selected technology companies - those with experienced management teams and viable products - are currently trading at attractive valuations. We expect to add technology companies that meet our stringent selection criteria to the portfolio in the coming year.

    We anticipate that the tug-of-war between the recessionary forces evident in the economy and the expansive policies initiated by the Federal Reserve will continue. Declining corporate profits, waning consumer confidence and increasing unemployment lend credence to the skeptics who predict that both the economy and the stock market will fall further in coming months. An aggressive Fed, an environment of declining interest rates and pockets of strength in certain cyclical sectors of the U.S. economy lead bullish forecastors to argue that the worst is over. Regardless of future market action, we will continue to adhere to our time-tested methodology to find quality companies that we believe are attractively valued.


                                    [LOGO] 30

THE PBHG FUNDS, INC.

PBHG FOCUSED VALUE FUND

PBHG FOCUSED VALUE FUND PBFVX

   INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

MARKET CAPITALIZATION



                          AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                                           One                   Annualized
                                           Year                  Inception
                                          Return                 to Date(2)
--------------------------------------------------------------------------------
PBHG Focused Value Fund                   (3.59)%                  33.41%
--------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                   IN THE PBHG FOCUSED VALUE FUND, VERSUS THE
            S&P 500 INDEX AND THE LIPPER MULTI-CAP CORE FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                 PBHG Focused                                 Multi-Cap Core
                  Value Fund         S&P 500 Index(3)         Funds Average(4)

02/28/1999           10,000               10,000                  10,000
03/31/1999           10,205               10,400                  10,333
04/30/1999           10,127               10,803                  10,719
05/31/1999           10,517               10,548                  10,553
06/30/1999           11,395               11,133                  11,108
07/31/1999           11,620               10,786                  10,852
08/31/1999           11,639               10,732                  10,679
09/30/1999           11,717               10,438                  10,493
10/31/1999           12,068               11,098                  11,044
11/30/1999           12,976               11,324                  11,505
12/31/1999           14,903               11,991                  12,471
01/31/2000           16,176               11,388                  11,980
02/29/2000           16,854               11,173                  12,557
03/31/2000           19,304               12,266                  13,305
04/30/2000           17,500               11,897                  12,762
05/31/2000           17,636               11,653                  12,358
06/30/2000           17,949               11,940                  12,843
07/31/2000           17,584               11,753                  12,603
08/31/2000           18,783               12,483                  13,583
09/30/2000           18,804               11,824                  13,020
10/31/2000           18,908               11,774                  12,770
11/30/2000           17,146               10,846                  11,634
12/31/2000           18,601               10,899                  12,002
01/31/2001           19,692               11,286                  12,294
02/28/2001           19,446               10,257                  11,314
03/31/2001           18,612                9,607                  10,577

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Funds that concentrate investments in one or a group of industries or to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2)  The PBHG Focused Value Fund commenced operations on February 12, 1999.

(3) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Multi-Cap Core Funds Average represents the average performance of 329 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     SECTOR WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:
                    Basic Materials                        2%
                    Consumer Cyclical                     11%
                    Consumer Non-Cyclical                  6%
                    Energy                                 3%
                    Financial                             13%
                    Health Care                           13%
                    Industrial                             3%
                    Services                              18%
                    Technology                            21%
                    Utilities                              3%
                    Cash                                   7%

                        % of Total Portfolio Investments


                        TOP TEN HOLDINGS - MARCH 31, 2001

               Kroger                                            6.4%
               Eli Lilly                                         6.0%
               Cendant                                           6.0%
               Block (H&R)                                       4.3%
               Washington Mutual                                 4.3%
               AT&T                                              3.7%
               Bristol-Myers Squibb                              3.6%
               Parametric Technology                             3.5%
               Qwest Communications International                3.5%
               Intuit                                            3.5%
               -----------------------------------------------------
               % of Total Portfolio Investments                 44.8%

                                    [LOGO] 31

THE PBHG FUNDS, INC.

PBHG CASH RESERVES FUND

PBHG CASH RESERVES FUND PBCXX


PORTFOLIO PROFILE

OBJECTIVE: Preserve principal value and maintain a high degree of liquidity while providing current income.

INVESTS IN:  Money market securities.

STRATEGY: The Fund's strategy is to be fully invested in a diversified portfolio of short-term, high-quality money market securities.

PERFORMANCE

     For the twelve months ended March 31, 2001, the PBHG Cash Reserves Fund returned 5.98% compared to 5.68% for the Lipper Money Market Funds Average.

MARKET DISCUSSION

     Recently, the money markets have been impacted by at least one major economic crisis or concern each year. There was Korea in 1997, then Long Term Capital and Russia in 1998. In 1999, it was Y2K. Investors hoped for a more tranquil 12 months in 2000, but it was not to be. The Federal Reserve raised interest rates, the NASDAQ Composite Index slumped and brought consumer confidence along, and the long economic expansion appeared to be nearing its end. Ultimately, forced to reverse its position on interest rates, the Fed began lowering the federal funds target in January, 2001.

     As expected when the economic cycle turns lower, the credit quality of corporate issuers, especially those most closely tied to the cycle, declines in tandem. Whether it was cyclical industries, such as auto manufacturers, facing a downturn; regulatory issues, such as those facing the California utilities; the resurgence of costly asbestos litigation; rising loan delinquencies and deterioration of accounts receivable; or poor execution of strategy by management, as in Lucent and ATT; the actual situation mattered little. The markets were quick to take financing and liquidity away from any company admitting difficulties.

     The Fed, recognizing the risks to the economy and resolving to avert a recession, reduced the federal funds rate by a total of 150 basis points in the first three months of 2001. Short-term interest rates on March 31, 2001, were much lower than they were one year ago. During the fiscal year, the yield on three-month and one-year Treasuries dropped by 158 and 212 basis points to 4.28% and 4.11%, respectively.

     The current environment is marked by slower economic growth coincident with reductions in consumer confidence, declining equity values, cutbacks in technology spending and rising layoff rates. Real Gross Domestic Product is forecast to rise just 1.3% on average in 2001, reflecting an expectation of the slowest economic growth since 1991. However, some important economic indicators, such as consumer spending and housing, continue to display encouraging resilience in the face of this slowdown.

PORTFOLIO DISCUSSION

     Our strategy for the year ended March 31, 2001, focused on the three pillars of money market fund investing: seeking high current income by successfully anticipating the Fed's movements, defending the $1.00 Net Asset Value by avoiding credit mistakes, and ensuring that liquidity is available to shareholders at all times. We are pleased to report that we have successfully navigated the troubled credit waters so far, although other money market mutual funds have not been as fortunate.

     Looking ahead, we believe that given the continued weakness in the technology and manufacturing sectors and the growing possibility of sluggishness in consumer spending, the Fed will continue its commitment to lowering interest rates. In this environment, our primary focus will remain on meeting the Fund's liquidity needs through investing in high quality names. We will also look to opportunistically purchase securities with longer maturities in order to lock in their attractive relative yields.

     The past year was not without excitement and we expect the year ahead will not be dull. Regardless of the challenges the new fiscal year brings, we look forward to managing PBHG Cash Reserves Fund accordingly and serving shareholders for another year.


                                    [LOGO] 32

                                                            THE PBHG FUNDS, INC.

                                                         PBHG CASH RESERVES FUND

                                                   PBHG CASH RESERVES FUND PBCXX


                          AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
                                  One      Annualized   Annualized   Annualized
                                  Year       3 Year       5 Year      Inception
                                 Return      Return       Return      to Date(3)
--------------------------------------------------------------------------------
PBHG Cash Reserves Fund           5.98%        5.21%        5.13%         5.16%
--------------------------------------------------------------------------------


            Comparison of total return, as of March 31, 2001 for the PBHG Cash Reserves Fund, versus the Lipper Money Market Funds Average(1)

                               [BAR GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

   PBHG CASH RESERVES FUND               LIPPER MONEY MARKET FUNDS AVERAGE(2)
         One Year                                     One Year
           5.98%                                        5.68%




(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(2) The Lipper Money Market Funds Average represents the average performance of 386 mutual funds classified by Lipper, Inc. in the Money Market category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Funds past or future performance.

(3)  The PBHG Cash Reserves Fund commenced operations on April 5, 1995.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                    Certificates of Deposit            2%
                    Commercial Paper                  16%
                    Government Bonds                   8%
                    Cash                              74%

                        % of Total Portfolio Investments


                                    [LOGO] 33

THE PBHG FUNDS, INC.

PBHG TECHNOLOGY & COMMUNICATIONS FUND

PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


PORTFOLIO PROFILE

OBJECTIVE: Long-term capital appreciation.

INVESTS IN: Companies whose products or services are based on or delivered with technology. Also invests in companies that link businesses, consumers and other entities through communications technology.

STRATEGY: The Fund's strategy is to invest in technology and related companies that are exhibiting business momentum. As of the year ending March 31, 2001, the Fund's 55 holdings ranged from $100 million to $295 billion in market capitalization. At year-end, the average holding in the Fund had a market capitalization of $5.2 billion. In addition to the bottom-up approach to selecting individual companies, the Fund also focuses on specific sub-sector weightings within the technology and telecommunications industries.

PERFORMANCE

    PBHG Technology & Communications Fund declined 74.20% compared to the 65.61% drop in the Soundview Technology Index and the 42.93% decline of the Pacific Stock Exchange (PSE) High Technology Index during the fiscal year ended March 31, 2001.

PORTFOLIO DISCUSSION

     The past 12 months were clearly a challenging period for growth investors focused on the technology and communications sector. Several elements converged during the year, including the well-documented burst of the dot.com bubble; deterioration of telecommunications pricing and competition; build-up of excess inventory across the entire technology sector; and slowing macroeconomic environment. Their cumulative effect spawned a rapid deterioration of business momentum across all the major subsectors that comprise the broad technology sector. While the Fund was able to minimize direct exposure to companies that announced negative earnings surprises, our holdings were not immune to the sector's struggles. As valuation became a primary concern for investors, a sharp correction swept across the sector. Our investment discipline and aggressive growth approach fell out of favor during an environment of rapidly deteriorating fundamentals, valuation adjustments and shifting market sentiment.

     As the fiscal year began, the Fund had significant weightings in the semiconductor, data and telecommunications equipment, and software subsectors. In fact, the Fund's greatest focus throughout the year was on the data and telecommunications area, which includes telecommunications systems and component vendors. A central theme has been our belief that one of the main technology growth drivers will be the upgrade and expansion of the global telecommunications infrastructure. A keystone of this theme is bringing broadband infrastructure to the residential, small and medium-sized business markets. As it stands today, the penetration of broadband access into these markets remains minimal, as rollouts and deployments have been extremely slow. In addition, many of the emerging telecommunications competitors (namely the CLECs) that were leading the capital investment charge have succumbed to either flawed business models, large debt burdens, and/or the tightening of the capital markets. While it appears competition is waning for the incumbent service providers (RBOCs), the fact remains that data traffic continues to grow at triple digit rates and consumers continue to desire faster connections to the Internet. No matter which broadband access technology is deployed to the home (DSL, cable or fixed wireless), we believe infrastructure investments for the delivery of these services will continue to march forward.

     While the semiconductor and semiconductor capital equipment subsectors represented a major emphasis for the Fund in the past, we have reduced our exposure in both areas, as we began to see signs of deteriorating business conditions last summer. Increased inventory levels and shortening lead times on commodity parts were the initial warning signs. The PC/hardware group soon displayed deteriorating business conditions, as companies in this industry began to preannounce or lower earnings expectations. On the services side, pricing wars began to take their toll, particularly on voice-related services, even as data traffic was exploding. Many of the incumbent carriers bunkered down while emerging competitors began to retreat. Despite this scenario, we believe significant growth opportunities remain within the services area, particularly among emerging carriers characterized by realistic business plans, healthy balance sheets, and strong, focused management teams. The Fund's Internet exposure has remained fairly consistent throughout the year. We continue to focus on those companies that possess a viable business model along with a clear path to sustainable profitability.

     While the current near-term outlook for technology is somewhat cloudy, particularly with respect to business fundamentals, our long-term optimism remains unchanged. We believe the growth drivers in technology are still intact. During the eighties and throughout most of the nineties, the personal computer revolution dominated growth and investment in technology. More recently, with the advent of the Internet, the focus has shifted to the network. As we witnessed with the PC era, there have been fits and starts, as well as periods of over-investment and excess inventory. However, the long-term growth trends persisted and investors were rewarded over time for their commitment. We believe the same will hold true for the network era. While macroeconomic factors may continue to weigh on the broad market and technology stocks in particular, we do believe that current stock prices have discounted a significant portion of the near-term concerns. That said, we believe the technology sector continues to offer the best long-term growth opportunities to investors. We believe it is in periods of near-term uncertainty with respect to fundamentals that attractive entry points for long-term investors are created.


                                    [LOGO] 34

THE PBHG FUNDS, INC.

PBHG TECHNOLOGY & COMMUNICATIONS FUND

PBHG Technology & COMMUNICATIONS FUND PBTCX

  INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

MARKET CAPITALIZATION



                          Average Annual Total Return(1)
                              As of March 31, 2001

--------------------------------------------------------------------------------
                                        One   Annualized  Annualized  Annualized
                                        Year    3 Year      5 Year     Inception
                                       Return   Return      Return      to Date
--------------------------------------------------------------------------------
PBHG Technology &
   Communications Fund - PBHG
   Class(2)                           (74.20)%   7.79%      15.68%     18.88%
--------------------------------------------------------------------------------
PBHG Technology &
   Communications Fund - Advisor
   Class(3)                           (74.22)%   7.76%      15.66%     18.86%
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
      IN THE PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS, VERSUS THE SOUNDVIEW TECHNOLOGY INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                                                                 Lipper Science
              PBHG Technology &     Soundview Technology         & Technology
             Communication Fund           Index(4)              Funds Average(5)

09/30/1995          10,000                 10,000                   10,000
10/31/1995          10,800                 10,368                    9,834
11/30/1995          11,720                 11,079                    9,955
12/31/1995          11,602                 10,533                    9,571
01/31/1996          11,462                 10,446                    9,553
02/29/1996          12,562                 11,128                   10,023
03/31/1996          12,482                 10,831                    9,745
04/30/1996          14,132                 12,557                   10,820
05/31/1996          15,303                 13,442                   11,239
06/30/1996          14,973                 12,235                   10,498
07/31/1996          13,712                 11,006                    9,496
08/31/1996          14,963                 12,002                   10,120
09/30/1996          16,643                 13,468                   11,270
10/31/1996          16,793                 13,286                   11,124
11/30/1996          17,663                 14,813                   12,064
12/31/1996          17,916                 13,842                   11,800
01/31/1997          18,539                 15,118                   12,571
02/28/1997          16,580                 13,942                   11,515
03/31/1997          14,927                 12,988                   10,665
04/30/1997          15,437                 13,353                   10,982
05/31/1997          18,100                 15,145                   12,480
06/30/1997          18,641                 15,181                   12,628
07/31/1997          20,865                 17,578                   14,265
08/31/1997          20,773                 18,116                   14,268
09/30/1997          22,416                 18,555                   14,985
10/31/1997          19,732                 16,406                   13,674
11/30/1997          19,151                 16,227                   13,551
12/31/1997          18,511                 15,133                   13,200
01/31/1998          17,697                 15,504                   13,537
02/28/1998          19,850                 17,507                   15,088
03/31/1998          20,643                 17,427                   15,518
04/30/1998          21,061                 18,623                   16,134
05/31/1998          19,047                 16,872                   14,977
06/30/1998          20,332                 17,789                   16,139
07/31/1998          19,186                 17,415                   15,880
08/31/1998          16,004                 13,427                   12,707
09/30/1998          17,997                 15,450                   14,410
10/31/1998          18,072                 16,976                   15,441
11/30/1998          20,322                 18,826                   17,529
12/31/1998          23,324                 21,537                   20,383
01/31/1999          28,435                 24,899                   23,625
02/28/1999          25,325                 21,781                   21,572
03/31/1999          30,000                 23,314                   24,038
04/30/1999          31,653                 23,997                   24,810
05/31/1999          30,120                 24,762                   24,462
06/30/1999          34,622                 27,911                   27,400
07/31/1999          34,067                 27,977                   27,099
08/31/1999          36,916                 29,675                   28,524
09/30/1999          37,916                 30,310                   29,491
10/31/1999          45,517                 33,603                   32,676
11/30/1999          54,107                 39,615                   38,323
12/31/1999          80,210                 49,489                   48,107
01/31/2000          82,496                 48,227                   46,933
02/29/2000         117,027                 56,084                   60,281
03/31/2000         100,197                 58,063                   57,670
04/30/2000          81,848                 52,071                   50,462
05/31/2000          68,637                 46,770                   44,220
06/30/2000          93,468                 52,313                   51,852
07/31/2000          85,195                 50,053                   49,353
08/31/2000          99,596                 55,288                   57,081
09/30/2000          92,089                 45,972                   51,327
10/31/2000          74,246                 43,508                   45,384
11/30/2000          45,137                 34,841                   33,448
12/31/2000          45,165                 32,228                   32,802
01/31/2001          48,379                 36,237                   35,912
02/28/2001          34,067                 24,638                   25,860
03/31/2001          25,853                 19,966                   21,425

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2) The PBHG Technology & Communications Fund - PBHG Class commenced operations on September 29, 1995.

(3) The performance shown for the Advisor Class prior to its inception on December 29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to March 31, 2001 was (42.78)%.

(4) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Lipper Science & Technology Funds Average represents the average performance of 359 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                            Services               12%
                            Technology             83%
                            Cash                    5%

                        % of Total Portfolio Investments


                        TOP TEN HOLDINGS - MARCH 31, 2001

               Qualcomm                                          6.4%
               Worldcom                                          6.4%
               Cisco Systems                                     5.6%
               Telefonaktiebolaget LM Ericsson ADR               4.0%
               Ciena                                             3.9%
               Yahoo                                             3.9%
               JDS Uniphase                                      3.5%
               Veritas Software                                  3.0%
               Dell Computer                                     2.9%
               Exodus Communications                             2.8%
               -----------------------------------------------------
               % of Total Portfolio Investments                 42.4%


                                    [LOGO] 35

THE PBHG FUNDS, INC.

PBHG STRATEGIC SMALL COMPANY FUND

PBHG STRATEGIC SMALL COMPANY FUND PSSCX


PORTFOLIO PROFILE

OBJECTIVE:  Growth of capital.

INVESTS IN: Equity securities of small companies having a market capitalization or annual revenues of up to $750 million.

STRATEGY: The Fund invests in companies poised for rapid and dynamic growth ("growth companies") and companies that are undervalued or overlooked by the market ("value securities") in a proportion that depends on the Advisers' view of current economic or market conditions and their long-term investment outlook.

PERFORMANCE

     PBHG Strategic Small Company Fund declined 27.04%, compared with the 15.33% loss of the Russell 2000 Index and the 33.74% fall of the Lipper small-cap growth funds average for the fiscal year ended March 31, 2001. The underperformance resulted from the growth portion of the portfolio declining 47.74% and the value portion contributing 5.07%. Similarly, the Russell 2000 Growth Index declined 39.81% for the period, significantly trailing the 19.45% gain of the Russell 2000 Value Index.

     The Fund is structured to combine the strong growth potential during favorable market environments offered by the growth style employed by Pilgrim Baxter & Associates, with the downside protection contributed by the value style utilized by Pilgrim Baxter Value Investors, Inc. Typically, the Fund has maintained a neutral allocation (approximately 50/50) between the two investment styles, with adjustments for changing market dynamics and the flow of assets into and out of the Fund. At March 31, 2001, the Fund had 38% of its assets invested in growth and 62% in value.

PORTFOLIO DISCUSSION  -- VALUE

     Consistent with our disciplined stock selection process, we continued to focus on those undervalued companies likely to appreciate due to positive near-term business dynamics and long-term growth potential. In select cases, we felt that market conditions provided us with opportunities to own exceptional companies with first rate management teams, strong operating histories and improving near- and long-term growth prospects at a very attractive entry prices. It was these companies that contributed most to performance during the past 12 months. The Fund's value portion maintained a greater exposure to the technology sector, which contributed to its underperformance relative to the Russell 2000 Value Index.

     The performance of the value portion of the Fund again benefited from the contribution of its holdings in the energy sector. Energy stocks soared as a result of rising oil and natural gas prices during 2000. Natural gas reached a seasonal peak of almost $10.00 per one thousand cubic feet while oil prices neared $35.00 per barrel. Although we continue to believe that the energy sector will outperform in the medium- to long-term, as U.S. domestic energy supply increases to meet demand, the sector's recent strong outperformance leaves us more cautious on its near-term prospects.

     In addition to positive performance from the Fund's energy stocks, health care and financials also contributed favorably to returns for the period. The health care sector benefited from continued earnings growth and the flight to safety resulting as investors liquidated technology holdings. Financial stocks rebounded from their relatively poor performance during 1999, as the Federal Reserve ended its series of interest rate increases and shifted to aggressive monetary easing.

     The worst-performing sector over the past year was technology. A variety of factors pressured the sector, including the failure of many Internet companies, decreasing capital spending in the telecommunications industry and the abrupt slowdown in the U.S. economy. We believe, however, that selective technology companies - those with experienced management teams and viable products - are currently trading at attractive valuations. We expect to add technology companies that meet our stringent selection criteria to the portfolio in the coming year.

     We anticipate that the tug-of-war between the recessionary forces evident in the economy and the expansive policies initiated by the Federal Reserve will continue. Declining corporate profits, waning consumer confidence and increasing unemployment lend credence to the skeptics who predict that both the economy and the stock market will fall further in coming months. An aggressive Fed, an environment of declining interest rates and pockets of strength in certain cyclical sectors of the U.S. economy lead bullish forecasters to argue that the worst is over. Regardless of future market action, we will continue to adhere to our time-tested methodology to find quality companies that we believe are attractively valued.

PORTFOLIO DISCUSSION  -- GROWTH

     The fiscal year for the Fund coincided almost exactly with the deflation of the NASDAQ Composite Index and the technology sector in particular, a fact that investors should bear in mind when reviewing results for the period. The 59.76% decline of the NASDAQ for the year ended March 31, 2001, created seemingly insurmountable conditions for growth investors. While the entire year was grueling, November and February were particularly difficult and rank among the most challenging months in the history of our small company growth style.

     Even in this environment, we are pleased that the Fund was able to identify and retain what we believe are significant long-term winners. The five largest investments on March 31, 2001, were Cima Labs, Christopher & Banks, Impath, 1-800 Contacts, and Krispy Kreme. These names produced attractive returns for the fiscal year, as particularly strong fundamental performance worked in their favor. Interestingly, consumer and health care names dominated this list, rather than technology names. Diversity among industry sectors clearly helped to cushion returns for the growth portion of the Fund.

     The pricing of growth securities has a great deal to do with the economic environment, and nowhere is this more clearly visible than in the technology arena. After a number of years of rapid, predictable, and even accelerating growth, a pattern of economic tightening initiated by the Federal Reserve abruptly interrupted these trends. Positive earnings surprises were quickly replaced with hugely disappointing earnings reports, and virtually every company eventually revised guidance downward. It would appear that, contrary to all recent economic cycles, a recession has commenced in the capital goods/business spending area. Traditional economic slowdowns begin with the consumer, and only spread to capital spending on a lagged basis. As a result, the growth portion of the portfolio has been hurt by its significant technology exposure, which has been as high as 70% during the period, but finished the year at about 35%. We have generally tried to stay with our technology positions through these difficult months, believing that the issues we own are "best of breed" companies with outstanding intermediate and longer term growth prospects that have merely been interrupted by temporary economic conditions. Where fundamentals have changed in an abrupt manner for company-specific reasons, we have not hesitated to eliminate positions. Recent examples of companies sold due to deteriorating fundamentals include Proxim, NetIQ, and Safenet.

     In last year's annual report, we urged investors to maintain realistic expectations given what was at that time a very optimistic outlook for the New Economy. The caution was warranted, but in reality, we have witnessed small cap growth and small cap value reverse their leadership role in performance contribution twice since the inception of the Fund. PBHG Strategic Small Company Fund was intended to accommodate periods of expected volatility in our small cap growth style, as it would be moderated by the companion small cap value component. Today, we look at the growth landscape, not with a sense of caution, but with great optimism, given the recalibration of values now present in the marketplace. The enhancements to communications and productivity caused by technological innovation are too powerful to be anything more than delayed. We are confident in the longer term investment potential appeal of the innovative small growth companies owned by the Fund.


                                    [LOGO] 36

THE PBHG FUNDS, INC.

PBHG STRATEGIC SMALL COMPANY FUND

PBHG STRATEGIC SMALL COMPANY FUND PSSCX

  INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

MARKET CAPITALIZATION



                         AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                                             One       Annualized    Annualized
                                             Year        3 Year       Inception
                                            Return       Return       to Date(2)
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund          (27.04)%       7.60%         13.73%
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                  PBHG STRATEGIC SMALL COMPANY FUND, VERSUS THE
        RUSSELL 2000 INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                                                               Lipper Small-Cap
                PBHG Strategic             Russell                Growth Funds
              Small Company Fund         2000 Index             Classification

12/31/1996           10,000                 10,000                   10,000
01/31/1997           10,120                 10,200                   10,263
02/28/1997            9,350                  9,952                    9,673
03/31/1997            8,860                  9,483                    9,062
04/30/1997            8,750                  9,509                    8,937
05/31/1997           10,270                 10,567                   10,160
06/30/1997           11,130                 11,020                   10,737
07/31/1997           12,170                 11,533                   11,455
08/31/1997           12,410                 11,797                   11,659
09/30/1997           13,440                 12,660                   12,594
10/31/1997           12,820                 12,104                   11,984
11/30/1997           12,520                 12,026                   11,777
12/31/1997           12,567                 12,236                   11,852
01/31/1998           12,502                 12,043                   11,699
02/28/1998           13,439                 12,933                   12,677
03/31/1998           13,870                 13,467                   13,313
04/30/1998           13,999                 13,541                   13,450
05/31/1998           12,922                 12,812                   12,568
06/30/1998           13,073                 12,839                   12,828
07/31/1998           12,244                 11,800                   11,911
08/31/1998            9,466                  9,508                    9,343
09/30/1998           10,004                 10,252                   10,032
10/31/1998           10,381                 10,671                   10,467
11/30/1998           11,501                 11,230                   11,338
12/31/1998           12,835                 11,924                   12,535
01/31/1999           13,105                 12,083                   12,826
02/28/1999           11,957                 11,104                   11,688
03/31/1999           11,856                 11,278                   12,209
04/30/1999           12,092                 12,288                   12,744
05/31/1999           12,576                 12,468                   12,901
06/30/1999           13,937                 13,032                   14,080
07/31/1999           13,960                 12,674                   14,067
08/31/1999           14,083                 12,205                   13,899
09/30/1999           14,308                 12,208                   14,227
10/31/1999           14,815                 12,257                   14,978
11/30/1999           16,209                 12,989                   16,825
12/31/1999           19,482                 14,459                   19,823
01/31/2000           19,188                 14,227                   19,603
02/29/2000           24,796                 16,576                   24,358
03/31/2000           23,682                 15,484                   23,133
04/30/2000           21,514                 14,552                   20,558
05/31/2000           20,559                 13,704                   18,891
06/30/2000           24,625                 14,898                   22,033
07/31/2000           22,898                 14,419                   20,594
08/31/2000           26,265                 15,519                   22,983
09/30/2000           26,008                 15,063                   22,116
10/31/2000           24,331                 14,391                   20,710
11/30/2000           19,727                 12,913                   17,193
12/31/2000           21,799                 14,022                   18,680
01/31/2001           22,342                 14,753                   19,177
02/28/2001           19,024                 13,785                   16,738
03/31/2001           17,279                 13,111                   15,216

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence.

(2) The PBHG Strategic Small Company Fund commenced operations on December 31, 1996.

(3) The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Lipper Small-Cap Growth Funds Average represents the average performance of 332 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                      SECTOR WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Basic Materials                         2%
                    Consumer Cyclical                      17%
                    Consumer Non-Cyclical                   2%
                    Energy                                  7%
                    Financial                               9%
                    Health Care                            18%
                    Industrial                              8%
                    Services                                5%
                    Technology                             20%
                    Transportation                          2%
                    Utilities                               2%
                    Cash                                    8%

                        % of Total Portfolio Investments


                        TOP TEN HOLDINGS - MARCH 31, 2001

               Haemonetics                                       1.5%
               Harman International                              1.5%
               Cima Labs                                         1.3%
               Alpharma, Cl A                                    1.2%
               Avocent                                           1.1%
               Christopher & Banks                               1.1%
               Impath                                            1.1%
               Hooper Holmes                                     1.0%
               Fair Isaac & Company                              0.9%
               1-800 Contacts                                    0.9%
               -----------------------------------------------------
               % of Total Portfolio Investments                 11.6%


                                    [LOGO] 37

THE PBHG FUNDS, INC.

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


PORTFOLIO PROFILE

OBJECTIVE:  Long-term capital appreciation

INVESTS IN: Companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S.

STRATEGY: The Fund's strategy is to invest in U.S. and non-U.S. technology and communications companies that are exhibiting positive business momentum. As of the year ending March 31, 2001, the Fund's 106 holdings ranged from $828 million to $102 billion in market capitalization. At year-end, the average holding in the Fund had a market capitalization of $22.7 billion. In addition to taking a bottom-up approach to selecting individual companies, the Fund also focuses on specific subsector weightings within the technology and telecommunications industries. The Fund will invest in at least three different countries, which may include the U.S.

PERFORMANCE

     PBHG Global Technology and Communications Fund declined 50.50% since inception on May 31, 2000, compared to the 57.31% drop in the Soundview IT 100 Index and the 19.75% decline of the MSCI World Free Index during the ten months ended March 31, 2001.

PORTFOLIO DISCUSSION

     On both the domestic and international fronts, the past 12 months were clearly a challenging period for growth investors focused on the technology and communications sector. Several elements converged during the year, including the well-documented burst of the dot.com bubble; deterioration of telecommunications pricing and competition; build-up of excess inventory throughout the global technology supply chain; and a slowing macroeconomic environment. Their cumulative effect spawned a rapid deterioration of business momentum across all the major subsectors that comprise the broad technology sector. While the Fund was able to minimize direct exposure to companies that announced negative earnings surprises, our holdings were not immune to the sector's struggles. As valuation became a primary concern for investors, a sharp correction swept across the sector. Our investment discipline and aggressive growth approach fell out of favor in an environment of rapidly deteriorating fundamentals, valuation adjustments and shifting market sentiment.

     At inception, the Fund was broadly positioned across the various subsectors of technology. One of the central tenets of the Fund has been to capitalize on the evolution and upgrade of the global communications network infrastructure. In the U.S., the telecommunications industry accelerated this process in the 1980s and 1990s by introducing competition to historically monopolistic markets through deregulation. In addition, the birth of the Internet generated an explosion in data traffic that increased the need for upgrading and expanding capacity to the network infrastructure. The rest of the world has been slow to follow suit. As countries open up their respective telecommunication markets to competition, we expect capital to migrate to these areas as infrastructure investments are made. In fact, we believe enormous opportunities exist in emerging markets where no basic telecommunications services exist. Accordingly, the largest portfolio weighting throughout the year was in the global telecommunications equipment systems and component vendors area. On the telecommunications systems side, the Fund was invested in both wireline and wireless systems vendors in many different regions and countries, including some wireless carriers in emerging countries, such as China.

     The Fund's weightings in the semiconductor and semiconductor capital equipment subsectors were gradually reduced throughout the year, as many international companies and their U.S. peers in these areas were impacted by the industry downturn. The Fund's international holdings were not immune to the deterioration in the U.S. technology market. For example, while we initially felt that many opportunities existed for international companies to leverage the Internet to bring goods and services to a specific region or country, viable business models were hard to come by amid the difficult environment for technology companies. As a result, the Fund had minimal exposure to this subsector. We believe, however, that the Internet continues to offer growth opportunities internationally, particularly for those companies that possess a viable business model along with a clear path to sustainable profitability.

     With respect to exposure across geographic regions, the U.S. remained the largest weighting throughout the year. However, the Fund's U.S. weighting decreased during the year as business momentum deteriorated among U.S. holdings. The weightings in Europe and Asia, in particular, increased as business momentum remained somewhat positive there. We do not take a top-down approach with respect to regional and country weightings.

     While the near-term outlook for technology is somewhat cloudy, particularly with respect to business fundamentals, our long-term optimism remains unchanged. We believe the growth drivers in technology are still intact. During the eighties and throughout most of the nineties, the personal computer revolution dominated growth and investment in technology. More recently, with the advent of the Internet, the focus has shifted to the network. As we witnessed with the PC era, there have been fits and starts, as well as periods of over-investment and excess inventory. However, the long-term growth trends persisted and investors were rewarded over time for their commitment. We believe the same will hold true for the network era. While macroeconomic factors may continue to weigh on the broad market and technology stocks in particular, we believe that stock prices have discounted a significant portion of the near-term concerns. That said, we believe the technology sector continues to offer the best long-term growth opportunities to investors. We believe it is in periods of near-term uncertainty with respect to fundamentals that attractive entry points for long-term investors are created.


                                    [LOGO] 38

THE PBHG FUNDS, INC.

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

PBHG Global Technology & COMMUNICATIONS FUND PBGTX

   INVESTMENT FOCUS

       STYLE

Value   Blend   Growth

                         Large

[GRAPH OMITTED]          Medium

                         Small

MARKET CAPITALIZATION



                          AVERAGE ANNUAL TOTAL RETURN(1)
                              AS OF MARCH 31, 2001

                                                               Cumulative
                                                          Inception to Date(2)
--------------------------------------------------------------------------------
PBHG Global Technology &
   Communications Fund                                          (50.50)%
--------------------------------------------------------------------------------


  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GLOBAL
     TECHNOLOGY & COMMUNICATIONS FUND, VERSUS THE MSCI WORLD FREE INDEX, THE SOUNDVIEW TECHNOLOGY INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                                               Soundview        Lipper Science
               Global Tech     MSCI World      Technology        & Technology
               & Com Fund     Free Index(3)     Index(4)       Funds Average(5)

05/31/2000        10,000          10,000          10,000             10,000
06/30/2000        11,820          10,335          11,185             11,726
07/31/2000        11,570          10,043          10,702             11,161
08/31/2000        12,750          10,369          11,821            12,909
09/30/2000        11,310           9,816           9,829             11,607
10/31/2000        10,100           9,651           9,302             10,263
11/30/2000         7,180           9,063           7,449              7,564
12/31/2000         7,390           9,209           6,891              7,418
01/31/2001         7,860           9,390           7,748              8,121
02/28/2001         6,180           8,596           5,268              5,848
03/31/2001         4,950           8,025           4,269              4,845

(1) Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and the PBHG Funds, Inc. benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. International investing involves special risks including currency exchange fluctuation, government regulation and the potential for economic and political instability.

(2) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

(3) The MSCI World Free Index is the Morgan Stanley Capital International Index that reflects the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(4) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

(5) The Lipper Science & Technology Funds Average represents the average performance of 359 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Fund's past or future performance.

                     COUNTRY WEIGHTINGS - AT MARCH 31, 2001

                               [PIE GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                    Brazil                             1%
                    Finland                            4%
                    France                             1%
                    Germany                            4%
                    Hong Kong                          6%
                    Japan                              6%
                    Netherlands                        3%
                    Singapore                          1%
                    South Korea                        1%
                    Span                               3%
                    Sweden                             2%
                    Taiwan                             1%
                    United Kingdom                     6%
                    United States                     52%
                    Cash                               9%

                        % of Total Portfolio Investments


                        TOP TEN HOLDINGS - MARCH 31, 2001

               Nokia Oyj ADR                                     3.7%
               Cisco Systems                                     3.5%
               China Mobile ADR                                  3.0%
               China Unicom ADR                                  3.0%
               Exodus Communications                             2.9%
               JDS Uniphase                                      2.9%
               Comcast, Cl A                                     2.6%
               Western Wireless                                  2.6%
               Ciena                                             2.6%
               Vodafone Group Plc ADR                            2.4%
               -----------------------------------------------------
               % of Total Portfolio Investments                 29.2%


                                    [LOGO] 39

THE PBHG FUNDS, INC.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The PBHG Funds, Inc.:

In our opinion, the accompanying statements of net assets for the PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Strategic Small Company Fund and PBHG Global Technology & Communications Fund, and the statements of assets and liabilities, including the schedules of investments of the PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Core Growth Fund, PBHG New Opportunities Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund and PBHG Technology & Communications Fund (constituting The PBHG Funds, Inc. hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of each of the funds at March 31, 2001, the results of each of their operations for each of the periods then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 3, 2001


                                    [LOGO] 40

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG GROWTH FUND PBHGX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
COMMON STOCK  -- 73.7%
CONSUMER CYCLICAL  -- 9.2%
AUDIO/VIDEO PRODUCTS  -- 0.9%
Polycom*                                           2,113,000          $  26,148
                                                                      ---------
                                                                         26,148
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE  -- 1.7%
Fastenal                                             926,900             50,516
                                                                      ---------
                                                                         50,516
--------------------------------------------------------------------------------
MOTION PICTURES & Services  -- 2.5%
Macrovision*                                       1,680,400             73,202
                                                                      ---------
                                                                         73,202
--------------------------------------------------------------------------------
MULTIMEDIA  -- 1.3%
Gemstar-TV Guide International*                    1,347,600             38,744
                                                                      ---------
                                                                         38,744
--------------------------------------------------------------------------------
RETAIL-BEDDING  -- 1.5%
Bed Bath & Beyond*                                 1,855,500             45,576
                                                                      ---------
                                                                         45,576
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS  -- 1.3%
Starbucks*                                           872,900             37,044
                                                                      ---------
                                                                         37,044
                                                                      ---------
TOTAL CONSUMER CYCLICAL (COST $222,682)                                 271,230
                                                                      ---------
--------------------------------------------------------------------------------
ENERGY  -- 0.6%
OIL-FIELD SERVICES -- 0.6%
Hanover Compressor*                                  544,400             17,258
                                                                      ---------
                                                                         17,258
                                                                      ---------
TOTAL ENERGY (COST $18,962)                                              17,258
                                                                      ---------
--------------------------------------------------------------------------------
HEALTH CARE -- 23.4%
DIAGNOSTIC EQUIPMENT -- 0.4%
Cytyc*                                               692,000             11,418
                                                                      ---------
                                                                         11,418
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 1.2%
Andrx*                                               110,100              5,395
Noven Pharmaceuticals*                             1,051,100             29,759
                                                                      ---------
                                                                         35,154
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.4%
Biomet                                               506,400             19,947
Techne*                                            2,048,000             53,504
                                                                      ---------
                                                                         73,451
--------------------------------------------------------------------------------
MEDICAL LABS & Testing Services -- 1.0%
Laboratory Corporation Of America*                   261,600             31,457
                                                                      ---------
                                                                         31,457
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.5%
Minimed*                                             778,400          $  22,622
Varian Medical Systems*                              349,100             21,225
                                                                      ---------
                                                                         43,847
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.0%
Genzyme*                                             302,300             27,307
Incyte Genomics*                                   1,285,100             19,726
Invitrogen*                                        1,279,800             70,197
                                                                      ---------
                                                                        117,230
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.9%
Celgene*                                           1,288,700             32,218
King Pharmaceuticals*                              3,227,393            131,516
Medicis Pharmaceutical, Cl A*                        207,700              9,309
                                                                      ---------
                                                                        173,043
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.6%
Wellpoint Health Networks*                           181,600             17,308
                                                                      ---------
                                                                         17,308
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.7%
LifePoint Hospitals*                                 574,600             20,542
                                                                      ---------
                                                                         20,542
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 5.7%
Accredo Health*                                      712,000             23,274
AdvancePCS*                                          536,800             29,130
Express Scripts, Cl A*                             1,340,500            116,195
                                                                      ---------
                                                                        168,599
                                                                      ---------
TOTAL HEALTH CARE (COST $615,429)                                       692,049
                                                                      ---------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.1%
CIRCUIT BOARDS -- 0.5%
Jabil Circuit*                                       724,000             15,653
                                                                      ---------
                                                                         15,653
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.0%
Flextronics International*                         1,935,400             29,031
                                                                      ---------
                                                                         29,031
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.6%
Molecular Devices*                                   412,900             18,787
                                                                      ---------
                                                                         18,787
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.7%
L-3 Communications*                                  246,500             19,461
                                                                      ---------
                                                                         19,461
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.9%
Cognex*                                            1,084,500             26,841
                                                                      ---------
                                                                         26,841
--------------------------------------------------------------------------------


                                    [LOGO] 41

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG GROWTH FUND PBHGX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.4%
PerkinElmer                                          773,100          $  40,549
                                                                      ---------
                                                                         40,549
                                                                      ---------
TOTAL INDUSTRIAL (COST $192,905)                                        150,322
                                                                      ---------
--------------------------------------------------------------------------------

SERVICES -- 6.1%
ADVERTISING SALES -- 2.4%
Lamar Advertising*                                 1,897,400             69,729
                                                                      ---------
                                                                         69,729
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 1.0%
Getty Images*                                      1,856,400             29,934
                                                                      ---------
                                                                         29,934
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.7%
Bisys Group*                                         390,900             20,889
                                                                      ---------
                                                                         20,889
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.6%
Corporate Executive Board*                           573,500             17,313
                                                                      ---------
                                                                         17,313
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.5%
eBay*                                                419,600             15,184
                                                                      ---------
                                                                         15,184
--------------------------------------------------------------------------------
SCHOOLS -- 0.9%
Apollo Group, Cl A*                                  477,300             15,661
Learning Tree International*                         536,500             11,116
                                                                      ---------
                                                                         26,777
                                                                      ---------
TOTAL SERVICES (COST $223,482)                                          179,826
                                                                      ---------
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.3%
APPLICATIONS SOFTWARE -- 5.4%
Mercury Interactive*                                 711,500             29,794
Peregrine Systems*                                 3,476,900             67,800
Quest Software*                                    1,948,300             34,582
Rational Software*                                 1,586,100             28,153
                                                                      ---------
                                                                        160,329
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.5%
webMethods*                                          784,500             16,376
                                                                      ---------
                                                                         16,376
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.0%
Triton PCS Holdings, Cl A*                         1,222,000             40,708
Western Wireless, Cl A*                              425,800             17,298
                                                                      ---------
                                                                         58,006

COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
Brocade Communications Systems*                      442,500              9,244
Redback Networks*                                    176,000              2,302
                                                                      ---------
                                                                         11,546
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.6%
Intranet Solutions*                                  692,500          $  16,577
                                                                      ---------
                                                                         16,577
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 2.1%
SmartForce ADR*+                                   2,851,300             63,263
                                                                      ---------
                                                                         63,263
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 6.3%
Microchip Technology*                              3,167,675             80,182
Nvidia*                                              674,100             43,764
Semtech*                                           1,443,400             42,490
Transwitch*                                        1,393,000             18,283
                                                                      ---------
                                                                        184,719
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 6.9%
Advent Software*                                   1,050,200             46,537
Business Objects ADR*                                778,500             24,036
Informatica*                                       2,736,000             36,423
Manugistics Group*                                 1,177,800             21,569
Micromuse*                                         2,019,400             76,313
                                                                      ---------
                                                                        204,878
--------------------------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 0.8%
Interwoven*                                        1,916,500             19,285
Netegrity*                                           232,700              5,730
                                                                      ---------
                                                                         25,015
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.5%
Openwave Systems*                                    701,249             13,913
                                                                      ---------
                                                                         13,913
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.6%
Internet Security Systems*                           610,500             16,703
                                                                      ---------
                                                                         16,703
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.6%
Juniper Networks*                                     88,000              3,341
Oni Systems*                                         742,600             14,481
                                                                      ---------
                                                                         17,822
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.9%
Micrel*                                              979,200             27,356
                                                                      ---------
                                                                         27,356
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
Sonus Networks*                                    1,125,500             22,457
                                                                      ---------
                                                                         22,457
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 0.3%
New Focus*                                           810,600             10,141
                                                                      ---------
                                                                         10,141
--------------------------------------------------------------------------------


                                   [LOGO] 42

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG GROWTH FUND PBHGX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.4%
Time Warner Telecom, Cl A*                           306,800         $   11,160
                                                                     ----------
                                                                         11,160
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.2%
RF Micro Devices*                                    509,300              5,952
                                                                     ----------
                                                                          5,952
                                                                     ----------
TOTAL TECHNOLOGY (COST $1,127,315)                                      866,213
                                                                     ----------
TOTAL COMMON STOCK (COST $2,400,775)                                  2,176,898
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 17.3%
Barclays
   5.28%, dated 03/30/01, matures 04/02/01,
   repurchase price $89,618,771 (collateralized
   by U.S. Government Agency Instruments:
   total market value $91,371,165) (A)              $ 89,579             89,579
J.P. Morgan
   5.28%, dated 03/30/01, matures 04/02/01,
   repurchase price $406,730,8105 (collateralized
   by U.S. Government Agency Instruments:
   total market value $414,686,568) (A)              406,552            406,552
Morgan Stanley
   5.28%, dated 03/30/01, matures 04/02/01,
   repurchase price $15,037,342 (collateralized
   by U.S. Government Agency Instruments:
   total market value $15,455,276) (A)                15,031             15,031
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $511,162)                             511,162
                                                                     ----------
TOTAL INVESTMENTS -- 91.0%  (COST $2,911,937)                        $2,688,060
                                                                     ==========

Percentages are based on Net Assets of $2,952,505,071

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

+ Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of March 31, 2001 was $63,263,219.

The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 43

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG EMERGING GROWTH FUND PBEGX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
COMMON STOCK  -- 79.9%
CONSUMER CYCLICAL  -- 10.5%
AUDIO/VIDEO PRODUCTS  -- 0.9%
Polycom*                                             370,300         $    4,582
                                                                     ----------
                                                                          4,582
--------------------------------------------------------------------------------
MOTION PICTURES & Services -- 1.0%
Macrovision*                                         125,000              5,445
                                                                     ----------
                                                                          5,445
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.0%
Bebe Stores*                                         180,000              3,982
Charlotte Russe Holding*                             343,100             10,207
Hot Topic*                                            75,400              2,111
                                                                     ----------
                                                                         16,300
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.5%
Insight Enterprises*                                 385,750              8,149
                                                                     ----------
                                                                          8,149
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.8%
Tweeter Home Entertainment Group*                    209,900              4,080
                                                                     ----------
                                                                          4,080
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.5%
California Pizza Kitchen*                            360,100             10,218
Krispy Kreme Doughnuts*                               89,600              3,226
                                                                     ----------
                                                                         13,444
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 0.8%
99 Cents Only Stores*                                184,350              4,260
                                                                     ----------
                                                                          4,260
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $47,772)                                   56,260
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.6%
FOOD-RETAIL -- 0.6%
Whole Foods Market*                                   74,500              3,138
                                                                     ----------
                                                                          3,138
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $3,665)                                 3,138
                                                                      ---------
--------------------------------------------------------------------------------
HEALTH CARE -- 22.9%
DIAGNOSTIC EQUIPMENT -- 2.2%
Cytyc*                                               703,800             11,613
                                                                     ----------
                                                                         11,613
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.5%
Dendrite International*                              137,900              1,931
Eclipsys*                                            326,800              6,373
                                                                          8,304
                                                                      ---------
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.6%
Techne*                                              126,100         $    3,294
                                                                     ----------
                                                                          3,294
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.3%
Impath*                                              266,300             12,350
                                                                     ----------
                                                                         12,350
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.1%
Minimed*                                             200,800              5,836
                                                                     ----------
                                                                          5,836
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.7%
Invitrogen*                                          195,100             10,701
Myriad Genetics*                                     233,700              9,479
                                                                     ----------
                                                                         20,180
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 8.1%
Cima Labs*                                           250,000             15,531
Medicis Pharmaceutical, Cl A*                        399,450             17,903
Priority Healthcare, Cl B*                           273,800             10,336
                                                                     ----------
                                                                         43,770
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.6%
Accredo Health*                                      430,800             14,082
                                                                     ----------
                                                                         14,082
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.8%
Resmed*                                              103,000              4,161
                                                                     ----------
                                                                          4,161
                                                                     ----------
TOTAL HEALTH CARE (COST $124,406)                                       123,590
                                                                      ---------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.2%
CIRCUIT BOARDS -- 0.6%
DDI*                                                 200,000              3,375
                                                                     ----------
                                                                          3,375
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.9%
Molecular Devices*                                   229,000             10,419
                                                                     ----------
                                                                         10,419
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.3%
Photon Dynamics*                                      71,800              1,517
                                                                     ----------
                                                                          1,517
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
Varian*                                              170,000              4,346
                                                                     ----------
                                                                          4,346
--------------------------------------------------------------------------------


                                   [LOGO] 44

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                                 PBHG EMERGING GROWTH FUND PBEGX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.6%
Cymer*                                               137,100         $    2,965
                                                                     ----------
                                                                          2,965
                                                                     ----------
TOTAL INDUSTRIAL (COST $37,396)                                          22,622
                                                                      ---------
--------------------------------------------------------------------------------
SERVICES -- 9.4%
COMPUTER SERVICES -- 2.6%
Factset Research Systems                             461,900             13,949
                                                                     ----------
                                                                         13,949
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.7%
Corporate Executive Board*                           338,900             10,231
Forrester Research*                                  401,100              9,551
                                                                     ----------
                                                                         19,782
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.6%
Albany Molecular Research*                           239,400              8,379
                                                                     ----------
                                                                          8,379
--------------------------------------------------------------------------------
SCHOOLS -- 1.5%
Corinthian Colleges*                                 205,000              8,251
                                                                     ----------
                                                                          8,251
                                                                     ----------
TOTAL SERVICES (COST $49,175)                                            50,361
                                                                      ---------
--------------------------------------------------------------------------------
TECHNOLOGY -- 32.3%
APPLICATIONS SOFTWARE -- 4.5%
Actuate*                                             629,300              6,018
MapInfo*                                             204,700              3,633
Quest Software*                                      576,900             10,240
Silver Stream Software*                              304,300              2,881
Vastera*                                             184,600              1,431
                                                                     ----------
                                                                         24,203
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.4%
Agile Software*                                      182,600              2,011
                                                                     ----------
                                                                          2,011
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.7%
MetaSolv*                                            280,400              3,961
                                                                     ----------
                                                                          3,961
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.1%
Simple Technology*                                   259,100                810
                                                                     ----------
                                                                            810
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.6%
eFunds*                                              153,900              2,963
                                                                     ----------
                                                                          2,963
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.8%
Intranet Solutions*                                  188,900              4,522
                                                                     ----------
                                                                          4,522
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 0.8%
SmartForce ADR*                                      200,000         $    4,437
                                                                     ----------
                                                                          4,437
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 7.2%
Actel*                                               156,400              3,196
Alpha Industries*                                    275,200              4,334
Integrated Silicon Solutions*                        444,600              5,780
Microtune*                                           296,900              2,320
Nvidia*                                              133,400              8,661
Pixelworks*                                          278,100              2,781
Semtech*                                             200,000              5,888
Transwitch*                                          430,050              5,644
                                                                     ----------
                                                                          38,604
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 7.0%
Advent Software*                                     213,600              9,465
Informatica*                                         639,200              8,509
Manugistics Group*                                   284,200              5,204
Micromuse*                                           390,700             14,765
                                                                     ----------
                                                                         37,943
--------------------------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 1.3%
Netegrity*                                           278,200              6,851
                                                                     ----------
                                                                          6,851
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.3%
Tibco Software*                                      200,000              1,700
                                                                     ----------
                                                                          1,700
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.4%
Aeroflex*                                            211,300              2,179
                                                                     ----------
                                                                          2,179
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 3.3%
Celeritek*                                            99,700              1,271
Exar*                                                193,900              3,805
Globespan*                                           115,000              2,516
Marvel Technology Group*                             200,000              2,413
Micrel*                                              142,100              3,970
Triquint Semiconductor*                              250,000              3,703
                                                                     ----------
                                                                         17,678
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.4%
Dupont Photomasks*                                    67,300              2,953
Rudolph Technologies*                                124,700              4,326
                                                                     ----------
                                                                          7,279
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
Anaren Microwave*                                    284,100              3,569
Digital Lightwave*                                   195,900              3,502
MCK Communications*                                  545,100              1,175
                                                                     ----------
                                                                          8,246


                                   [LOGO] 45

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG EMERGING GROWTH FUND PBEGX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 0.5%
New Focus*                                           208,600         $    2,610
                                                                     ----------
                                                                          2,610
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.5%
Powerwave Technologies*                              282,400              3,848
RF Micro Devices*                                    344,400              4,025
                                                                     ----------
                                                                          7,873
                                                                     ----------
TOTAL TECHNOLOGY (COST $260,348)                                        173,870
                                                                     ----------
TOTAL COMMON STOCK (COST $522,762)                                      429,841
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 17.7%
J.P. Morgan
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $53,468,272 (collateralized
   by U.S. Government Agency Instruments:
   total market value $54,516,957) (A)               $53,445             53,445
UBS Warburg LLC
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $41,715,058 (collateralized
   by U.S. Government Agency Instruments:
   total market value $42,535,258) (A)                41,697             41,697
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $95,142)                               95,142
                                                                     ----------
TOTAL INVESTMENTS -- 97.6%  (COST $617,904)                          $  524,983
                                                                     ==========

Percentages are based on Net Assets of $538,293,925

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

LLC   -- Limited Liability Company

    The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 46

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                                PBHG LARGE CAP GROWTH FUND PBHLX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.7%
CONSUMER CYCLICAL -- 8.8%
MULTIMEDIA -- 3.2%
AOL Time Warner*                                     175,800         $    7,058
Gemstar-TV Guide International*                      122,600              3,525
                                                                     ----------
                                                                         10,583
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.2%
Bed Bath & Beyond*                                   166,000              4,077
                                                                     ----------
                                                                          4,077
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.1%
Walgreen                                             168,400              6,871
                                                                     ----------
                                                                          6,871
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 1.0%
Kohl's*                                               54,600              3,368
                                                                     ----------
                                                                          3,368
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.3%
Brinker International*                               155,850              4,350
                                                                     ----------
                                                                          4,350
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $31,841)                                   29,249
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.2%
COSMETICS & TOILETRIES -- 1.0%
Estee Lauder Companies, Cl A                          92,100              3,354
                                                                     ----------
                                                                          3,354
--------------------------------------------------------------------------------
FOOD-RETAIL -- 4.2%
Kroger*                                              127,000              3,275
Safeway*                                             187,600             10,346
                                                                     ----------
                                                                         13,621
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $16,293)                               16,975
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 21.4%
COMMERCIAL BANKS-WESTERN US -- 1.5%
Zions                                                 92,800              4,834
                                                                     ----------
                                                                          4,834
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.0%
Citigroup                                            147,366              6,629
                                                                     ----------
                                                                          6,629
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.5%
Bank of New York                                      96,700              4,761
                                                                     ----------
                                                                          4,761
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 2.7%
Household International                              146,800              8,696
                                                                     ----------
                                                                          8,696
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.0%
American Express                                      78,400              3,238
                                                                     ----------
                                                                          3,238
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.2%
Goldman Sachs                                         45,000         $    3,829
                                                                     ----------
                                                                          3,829
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 5.6%
Fannie Mae                                           105,400              8,390
Freddie Mac                                          155,800             10,100
                                                                     ----------
                                                                         18,490
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 1.1%
MGIC Investment                                       50,700              3,469
                                                                     ----------
                                                                          3,469
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.4%
American International Group                          55,600              4,476
                                                                     ----------
                                                                          4,476
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 3.4%
Fifth Third Bancorp                                   84,500              4,515
Wells Fargo                                          134,300              6,644
                                                                     ----------
                                                                         11,159
                                                                     ----------
TOTAL FINANCIAL (COST $68,918)                                           69,581
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 21.5%
MEDICAL INFORMATION SYSTEMS -- 2.2%
IMS Health                                           283,000              7,047
                                                                     ----------
                                                                          7,047
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.1%
Medtronic                                            144,200              6,596
ST Jude Medical*                                      68,400              3,683
                                                                     ----------
                                                                         10,279
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
Quest Diagnostics*                                    42,000              3,733
                                                                     ----------
                                                                          3,733
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.6%
Amgen*                                                56,300              3,389
Idec Pharmaceuticals*                                 47,300              1,892
                                                                     ----------
                                                                          5,281
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.7%
Abbott Laboratories                                  105,300              4,969
Eli Lilly                                             51,900              3,979
Forest Laboratories*                                 137,000              8,116
King Pharmaceuticals*                                140,900              5,742
Pfizer                                               219,500              8,989
                                                                     ----------
                                                                         31,795
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.4%
UnitedHealth Group                                    76,900              4,557
                                                                     ----------
                                                                          4,557
--------------------------------------------------------------------------------


                                   [LOGO] 47

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG LARGE CAP GROWTH FUND PBHLX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 2.4%
Cardinal Health                                       80,900         $    7,827
                                                                     ----------
                                                                          7,827
                                                                     ----------
TOTAL HEALTH CARE (COST $75,916)                                         70,519
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.0%
DIVERSIFIED MANUFACTURING OPERATIONS -- 4.4%
General Electric                                     140,700              5,890
Tyco International                                   198,100              8,564
                                                                     ----------
                                                                         14,454
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.6%
Celestica*                                            66,400              1,831
                                                                     ----------
                                                                          1,831
                                                                     ----------
TOTAL INDUSTRIAL (COST $18,802)                                          16,285
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 10.8%
ADVERTISING AGENCIES -- 1.5%
Omnicom Group                                         61,100              5,064
                                                                     ----------
                                                                          5,064
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.2%
Concord EFS*                                         181,200              7,327
                                                                     ----------
                                                                          7,327
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.4%
DST Systems*                                         131,200              6,323
Electronic Data Systems                              143,100              7,994
                                                                     ----------
                                                                          14,317
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.7%
McLeodUSA, Cl A*                                     421,900              3,665
Qwest Communications International*                  151,100              5,296
                                                                     ----------
                                                                          8,961
                                                                     ----------
TOTAL SERVICES (COST $39,395)                                            35,669
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.6%
APPLICATIONS SOFTWARE -- 2.9%
Peregrine Systems*                                   317,400              6,189
Siebel Systems*                                      123,400              3,356
                                                                     ----------
                                                                          9,545
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.3%
Nextel Partners, Cl A*                                82,300              1,130
                                                                     ----------
                                                                          1,130
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.1%
EMC*                                                 100,200              2,946
Veritas Software*                                     88,400              4,088
                                                                     ----------
                                                                          7,034
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Comverse Technology*                                  22,000              1,296
Qualcomm*                                             79,100              4,479
                                                                     ----------
                                                                          5,775
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 0.6%
Ciena*                                                43,700         $    1,824
                                                                     ----------
                                                                          1,824
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.9%
Amdocs*                                               63,200              3,027
                                                                     ----------
                                                                          3,027
                                                                     ----------
TOTAL TECHNOLOGY (COST $39,779)                                          28,335
                                                                     ----------
--------------------------------------------------------------------------------
UTILITIES -- 8.4%
ELECTRIC-GENERATION -- 2.3%
AES*                                                 148,800              7,434
                                                                     ----------
                                                                          7,434
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 6.1%
Calpine*                                             193,800             10,673
Mirant*                                              260,300              9,241
                                                                     ----------
                                                                          19,914
                                                                     ----------
TOTAL UTILITIES (COST $17,728)                                           27,348
                                                                     ----------
TOTAL COMMON STOCK (COST $308,672)                                      293,961
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.3%
J.P. Morgan
   5.30%, dated 03/30/01, matures 04/02/01,
   repurchase price $15,863,825 (collateralized
   by U.S. Government Agency Instruments:
   total market value $16,176,606) (A)$15,857                            15,857
USB Warburg LLC
   5.30%, dated 03/30/01, matures 04/02/01,
   repurchase price $17,765,169 (collateralized
   by U.S. Government Agency Instruments:
   total market value $18,113,338) (A) 17,757                            17,757
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $33,614)                               33,614
                                                                     ----------
TOTAL INVESTMENTS -- 100.0%  (COST $342,286)                            327,575
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
TOTAL OTHER ASSETS AND LIABILITIES, NET                                     193
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares  -- $0.001 par value) based on 14,312,400 oustanding
   shares of common stock                                               425,952
Fund Shares of Advisor
   Class (authorized 200 million shares  -- $0.001 par value)
   based on 3,436 oustanding shares of common stock                         100
Accumulated net realized loss on investments                            (83,573)
Net unrealized depreciation on investments                              (14,711)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $  327,768
                                                                     ==========
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- PBHG CLASS                                          $22.90
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- ADVISOR CLASS                                       $22.89
                                                                     ==========

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

Cl    -- Class

LLC   -- Limited Liability Company

    The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 48

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                                   PBHG SELECT EQUITY FUND PBHEX


                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------

COMMON STOCK  --  87.6%
CONSUMER CYCLICAL -- 11.8%
MULTIMEDIA -- 8.0%
AOL Time Warner*                                     584,800         $   23,480
Gemstar-TV Guide International*                    1,022,300             29,391
                                                                     ----------
                                                                         52,871
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 2.8%
Bed Bath & Beyond*                                   766,600             18,830
                                                                     ----------
                                                                         18,830
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 1.0%
Kohl's*                                              108,100              6,669
                                                                     ----------
                                                                          6,669
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $112,501)                                  78,370
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 2.9%
FINANCE-CREDIT CARD -- 1.0%
Providian Financial                                  134,900              6,617
                                                                     ----------
                                                                          6,617
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 1.9%
Nasdaq 100 Index Tracking Stock                      328,400             12,857
                                                                     ----------
                                                                         12,857
                                                                     ----------
TOTAL FINANCIAL (COST $20,668)                                           19,474
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 22.5%
MEDICAL INFORMATION SYSTEMS -- 3.9%
IMS Health                                         1,042,300             25,953
                                                                     ----------
                                                                         25,953
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.8%
ST Jude Medical*                                      92,900              5,003
                                                                     ----------
                                                                          5,003
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 3.4%
Quest Diagnostics*                                   255,500             22,706
                                                                     ----------
                                                                         22,706
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.6%
Genentech*                                           350,000             17,675
Idec Pharmaceuticals*                                316,300             12,652
                                                                     ----------
                                                                         30,327
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.1%
Forest Laboratories*                                 574,400             34,027
King Pharmaceuticals*                                638,100             26,003
                                                                     ----------
                                                                         60,030
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.7%
Express Scripts, Cl A*                                56,700              4,915
                                                                     ----------
                                                                          4,915
                                                                     ----------
TOTAL HEALTH CARE (COST $155,226)                                       148,934
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 8.6%
COMMERCIAL SERVICES-FINANCE -- 5.8%
Concord EFS*                                         945,200         $   38,222
                                                                     ----------
                                                                         38,222
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.8%
McLeodUSA, Cl A*                                   1,364,200             11,851
Qwest Communications International*                  191,600              6,716
                                                                     ----------
                                                                         18,567
                                                                     ----------
TOTAL SERVICES (COST $74,138)                                            56,789
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 30.9%
APPLICATIONS SOFTWARE -- 9.0%
Peregrine Systems*                                   942,600             18,381
Quest Software*                                      678,700             12,047
Rational Software*                                   554,500              9,842
Siebel Systems*                                      708,100             19,260
                                                                     ----------
                                                                         59,530
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 6.6%
EMC*                                                 673,100             19,789
Veritas Software*                                    522,125             24,143
                                                                     ----------
                                                                         43,932
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.1%
Check Point Software Technologies*                   428,150             20,337
                                                                     ----------
                                                                         20,337
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.8%
Juniper Networks*                                    488,500             18,543
                                                                     ----------
                                                                         18,543
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.4%
Comverse Technology*                                 377,600             22,237
                                                                     ----------
                                                                         22,237
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 2.8%
Ciena*                                               450,600             18,813
                                                                     ----------
                                                                         18,813
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 3.2%
Amdocs*                                              449,000             21,507
                                                                     ----------
                                                                         21,507
                                                                     ----------
TOTAL TECHNOLOGY (COST $390,694)                                        204,899
                                                                     ----------
--------------------------------------------------------------------------------
UTILITIES -- 10.9%
ELECTRIC-GENERATION -- 5.4%
AES*                                                 719,000             35,921
                                                                     ----------
                                                                         35,921
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 5.5%
Calpine*                                             661,800             36,445
                                                                     ----------
                                                                         36,445
                                                                     ----------
TOTAL UTILITIES (COST $67,588)                                           72,366
                                                                     ----------
TOTAL COMMON STOCK (COST $820,815)                                      580,832
                                                                     ----------
--------------------------------------------------------------------------------


                                   [LOGO] 49

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG SELECT EQUITY FUND PBHEX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 20.0%
J.P. Morgan
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $94,420,658 (collateralized
   by U.S. Government Agency Instruments:
   total market value $96,269,086) (A)               $94,379         $   94,379
UBS Warburg LLC
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $38,206,984 (collateralized
   by U.S. Government Agency Instruments:
   total market value $38,956,300) (A)                38,190             38,190
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $132,569)                             132,569
                                                                     ----------
TOTAL INVESTMENTS -- 107.6%  (COST $953,384)                             713,401
                                                                     ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (7.6)%
Payable for Investment Securities Purchased                             (72,473)
Other Assets and Liabilities, Net                                        21,623
                                                                     ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                                 (50,850)
                                                                     ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares  -- $0.001 par value) based on 24,928,338 oustanding shares of common stock 1,707,090
Accumulated net realized loss on investments                           (804,556)
Net unrealized depreciation on investments                             (239,983)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                            $  662,551
                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                                        $26.58
                                                                     ===========

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

Cl    -- Class

LLC   -- Limited Liability Company

    The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 50

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                                     PBHG CORE GROWTH FUND PBCRX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
COMMON STOCK  -- 84.2%
CONSUMER CYCLICAL  -- 5.0%
Audio/Video Products  -- 0.3%
Polycom*                                              17,500         $      217
                                                                     ----------
                                                                            217
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 1.1%
Macrovision*                                          15,900                693
                                                                     ----------
                                                                            693
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.3%
Gemstar-TV Guide International*                       29,200                840
                                                                     ----------
                                                                            840
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.0%
Bed Bath & Beyond*                                    24,700                607
                                                                     ----------
                                                                            607
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.3%
Starbucks*                                            18,900                802
                                                                     ----------
                                                                            802
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $3,261)                                     3,159
                                                                     ----------
--------------------------------------------------------------------------------
ENERGY -- 7.5%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%
EOG Resources                                         28,700              1,183
                                                                     ----------
                                                                          1,183
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.4%
BJ Services*                                          16,400              1,168
Hanover Compressor*                                   11,800                374
                                                                     ----------
                                                                          1,542
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 3.2%
Diamond Offshore Drilling                             17,900                704
Ensco International                                   37,200              1,302
                                                                     ----------
                                                                          2,006
                                                                     ----------
TOTAL ENERGY (COST $3,881)                                                4,731
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 27.6%
DIAGNOSTIC EQUIPMENT -- 2.2%
Cytyc*                                                83,800              1,383
                                                                     ----------
                                                                          1,383
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 2.7%
Andrx*                                                31,800              1,558
Noven Pharmaceuticals*                                 5,000                142
                                                                     ----------
                                                                          1,700
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.9%
Biomet                                                54,100              2,131
Techne*                                               13,300                347
                                                                     ----------
                                                                          2,478
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
Laboratory Corporation Of America*                     5,900         $      709
                                                                     ----------
                                                                            709
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.6%
Minimed*                                              18,800                546
Varian Medical Systems*                                8,300                505
                                                                     ----------
                                                                          1,051
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.6%
Genzyme*                                              12,500              1,129
Inhale Therapeutic Systems*                           20,700                442
Invitrogen*                                           24,500              1,344
                                                                     ----------
                                                                          2,915
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 7.3%
Celgene*                                              38,700                968
King Pharmaceuticals*                                 13,300                542
Medicis Pharmaceutical, Cl A*                         26,100              1,170
OSI Pharmaceuticals*                                  14,700                582
Teva Pharmaceutical ADR                               24,500              1,338
                                                                     ----------
                                                                          4,600
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.6%
Wellpoint Health Networks*                             3,900                372
                                                                     ----------
                                                                            372
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.8%
LifePoint Hospitals*                                  13,900                497
                                                                     ----------
                                                                            497
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.8%
Accredo Health*                                       16,000                523
AdvancePCS*                                           13,000                705
Express Scripts, Cl A*                                 6,300                546
                                                                     ----------
                                                                          1,774
                                                                     ----------
TOTAL HEALTH CARE (COST $18,562)                                         17,479
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.3%
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.5%
Flextronics International*                            21,900                329
                                                                     ----------
                                                                            329
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.7%
Molecular Devices*                                    10,000                455
                                                                     ----------
                                                                            455
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.7%
L-3 Communications*                                    5,800                458
                                                                     ----------
                                                                            458
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.4%
Cognex*                                               10,400                257
                                                                     ----------
                                                                            257
--------------------------------------------------------------------------------


                                   [LOGO] 51

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG CORE GROWTH FUND PBCRX

                                                                       Market
Description                                         Shares           Value (000)
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 3.2%
Mettler Toledo International*                         49,200         $    2,025
                                                                     ----------
                                                                          2,025
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
PerkinElmer                                            9,000                472
                                                                     ----------
                                                                            472
                                                                     ----------
TOTAL INDUSTRIAL (COST $3,483)                                            3,996
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 6.1%
ADVERTISING AGENCIES -- 1.2%
Omnicom Group                                          9,700                804
                                                                     ----------
                                                                            804
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 1.7%
Getty Images*                                         67,100              1,082
                                                                     ----------
                                                                          1,082
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
Bisys Group*                                           9,100                486
                                                                     ----------
                                                                            486
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.5%
Corporate Executive Board*                            10,600                320
                                                                     ----------
                                                                            320
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.9%
eBay*                                                 15,200                550
                                                                     ----------
                                                                            550
--------------------------------------------------------------------------------
SCHOOLS -- 1.0%
Apollo Group, Cl A*                                   11,100                364
Learning Tree International*                          13,200                273
                                                                     ----------
                                                                            637
                                                                     ----------
TOTAL SERVICES (COST $5,535)                                              3,879
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 31.7%
APPLICATIONS SOFTWARE -- 5.1%
Citrix Systems*                                       59,300              1,253
Mercury Interactive*                                  18,900                791
Peregrine Systems*                                    38,000                741
Quest Software*                                       26,400                469
                                                                     ----------
                                                                          3,254
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.4%
webMethods*                                           12,000                251
                                                                     ----------
                                                                            251
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.2%
Triton PCS Holdings, Cl A*                            11,000                366
Western Wireless, Cl A*                               10,300                418
                                                                     ----------
                                                                            784
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.5%
Brocade Communications Systems*                       10,300         $      215
Redback Networks*                                     53,800                704
                                                                     ----------
                                                                            919
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 1.2%
SmartForce ADR*                                       33,300                739
                                                                     ----------
                                                                            739
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.7%
Applied Micro Circuits*                               42,104                695
Microchip Technology*                                 18,000                456
Nvidia*                                                7,800                506
Semtech*                                              16,100                474
Transwitch*                                           15,700                206
                                                                     ----------
                                                                          2,337
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.7%
Advent Software*                                       9,500                421
Business Objects ADR*                                  8,000                247
Informatica*                                           9,700                129
Manugistics Group*                                    18,400                337
Micromuse*                                            32,200              1,217
                                                                     ----------
                                                                          2,351
--------------------------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 0.2%
Netegrity*                                             5,200                128
                                                                     ----------
                                                                            128
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.5%
Centillium Communications*                            13,500                330
                                                                     ----------
                                                                            330
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.2%
Openwave Systems*                                      7,400                147
                                                                     ----------
                                                                            147
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.1%
Check Point Software Technologies*                    22,100              1,050
Internet Security Systems*                             9,800                268
                                                                     ----------
                                                                          1,318
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.9%
Juniper Networks*                                     21,400                812
Oni Systems*                                          20,000                390
                                                                     ----------
                                                                          1,202
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 2.3%
Globespan*                                            44,400                971
Micrel*                                               16,800                469
                                                                     ----------
                                                                          1,440
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.2%
Credence Systems*                                     38,400                787
                                                                     ----------
                                                                            787
--------------------------------------------------------------------------------

                                   [LOGO] 52

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                                     PBHG CORE GROWTH FUND PBCRX

                                                   Shares/Face         Market
Description                                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.3%
Comverse Technology*                                   8,300         $      489
Scientific-Atlanta                                    12,100                503
Sonus Networks*                                       21,800                435
                                                                     ----------
                                                                          1,427
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 1.0%
Finisar*                                              42,800                411
New Focus*                                            18,100                226
                                                                     ----------
                                                                            637
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.4%
Metromedia Fiber Network, Cl A*                      105,400                578
Time Warner Telecom, Cl A*                             8,300                302
                                                                     ----------
                                                                            880
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.8%
RF Micro Devices*                                    100,000              1,169
                                                                     ----------
                                                                          1,169
                                                                     ----------
TOTAL TECHNOLOGY (COST $38,530)                                          20,100
                                                                     ----------
TOTAL COMMON STOCK (COST $73,252)                                        53,344
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.2%
J.P. Morgan
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $7,746,065 (collateralized
   by U.S. Government Agency Instruments:
   total market value $7,898,189) (A)                 $7,743              7,743
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $7,743)                                  7,743
                                                                     ----------
TOTAL INVESTMENTS -- 96.4%  (COST $80,995)                           $   61,087
                                                                     ==========

Percentages are based on Net Assets of $63,358,552

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

    The accompanying notes are an integral part of the financial statements.

                                   [LOGO] 53

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG LIMITED FUND PBLDX

                                                                       Market
Description                                            Shares        Value (000)
--------------------------------------------------------------------------------
COMMON STOCK  -- 82.4%
CONSUMER CYCLICAL  -- 18.0%
AUDIO/VIDEO PRODUCTS  -- 0.8%
Polycom*                                              49,900         $      618
                                                                     ----------
                                                                            618
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 2.2%
Skechers U.S.A., Cl A*                                71,300              1,711
                                                                     ----------
                                                                          1,711
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.3%
Charlotte Russe Holdings*                             85,600              2,547
                                                                     ----------
                                                                          2,547
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.4%
Tweeter Home Entertainment Group*                     27,100                527
Ultimate Electronics*                                 21,600                540
                                                                     ----------
                                                                          1,067
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 10.3%
Buca*                                                136,200              2,536
California Pizza Kitchen*                             55,900              1,586
Panera Bread Company, Cl A*                           56,700              1,517
Rare Hospitality International*                       94,950              2,362
                                                                     ----------
                                                                          8,001
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $8,752)                                    13,944
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.5%
FOOD-RETAIL -- 0.5%
Whole Foods Market*                                    9,900                417
                                                                     ----------
                                                                            417
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $488)                                     417
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 20.4%
DRUG DELIVERY SYSTEMS -- 1.4%
Noven Pharmaceuticals*                                36,900              1,045
                                                                     ----------
                                                                          1,045
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.1%
Eclipsys*                                             44,300                864
                                                                     ----------
                                                                            864
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.6%
Surmodics*                                            56,200              2,023
                                                                     ----------
                                                                          2,023
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.3%
Impath*                                               38,700              1,795
                                                                     ----------
                                                                          1,795
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.7%
Vital Signs                                           41,600              1,336
                                                                     ----------
                                                                          1,336
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.1%
Arqule*                                               60,300                799
                                                                     ----------
                                                                            799
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.3%
Cima Labs*                                            37,300         $    2,317
Medicis Pharmaceutical, Cl A*                         56,925              2,551
                                                                     ----------
                                                                          4,868
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 3.3%
Accredo Health*                                       78,375              2,562
                                                                     ----------
                                                                          2,562
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.6%
Resmed*                                               11,900                481
                                                                     ----------
                                                                            481
                                                                     ----------
TOTAL HEALTH CARE (COST $11,198)                                         15,773
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.9%
ELECTRONIC MEASURING INSTRUMENTS -- 1.6%
Molecular Devices*                                    27,800              1,265
                                                                     ----------
                                                                          1,265
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.3%
Photon Dynamics*                                      10,800                228
                                                                     ----------
                                                                            228
                                                                     ----------
TOTAL INDUSTRIAL (COST $1,802)                                            1,493
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 11.9%
COMMERCIAL SERVICES -- 0.6%
Icon Plc ADR*                                         18,400                424
                                                                     ----------
                                                                            424
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.1%
Factset Research Systems                              80,700              2,437
                                                                     ----------
                                                                          2,437
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.3%
Corporate Executive Board*                            45,700              1,380
Forrester Research*                                   50,100              1,193
                                                                     ----------
                                                                          2,573
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.4%
Resources Connection*                                 47,700              1,055
                                                                     ----------
                                                                          1,055
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.0%
Albany Molecular Research*                            33,200              1,162
Kendle International*                                 30,300                381
                                                                     ----------
                                                                          1,543
--------------------------------------------------------------------------------
SCHOOLS -- 1.5%
Corinthian Colleges*                                  29,700              1,195
                                                                     ----------
                                                                          1,195
                                                                     ----------
TOTAL SERVICES (COST $7,795)                                              9,227
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.7%
APPLICATIONS SOFTWARE -- 4.0%
Actuate*                                              88,900                850
Descartes Systems Group*                              44,200                588
Epiq Systems*                                         39,400                798
MapInfo*                                              30,500                541
--------------------------------------------------------------------------------


                                   [LOGO] 54

                                                            The PBHG Funds, Inc.

                                                         Statement of Net Assets

As of March 31, 2001

                                                         PBHG Limited Fund PBLDX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE  -- CONTINUED
Silver Stream Software*                               34,600         $      328
                                                                     ----------
                                                                          3,105
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.4%
MetaSolv *                                            38,200                540
Ulticom *                                             32,300                596
Witness Systems*                                     101,900                764
                                                                     ----------
                                                                          1,900
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.6%
Radiant Systems*                                      34,600                478
                                                                     ----------
                                                                            478
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.1%
Simple Technology*                                    33,800                106
                                                                     ----------
                                                                            106
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
eFunds*                                               55,700              1,072
                                                                     ----------
                                                                          1,072
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.4%
Precise Software*                                     23,000                348
                                                                     ----------
                                                                            348
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.8%
Intranet Solutions*                                   24,400                584
                                                                     ----------
                                                                            584
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.4%
Alpha Industries*                                     37,100                584
Integrated Silicon Solutions*                         47,500                617
Microtune*                                            43,500                340
Pixelworks*                                           35,600                356
Transwitch*                                           56,950                747
                                                                     ----------
                                                                          2,644
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 6.9%
Advent Software*                                      28,700              1,272
Informatica*                                          86,600              1,153
Manugistics Group*                                    42,000                769
Micromuse*                                            56,200              2,124
                                                                     ----------
                                                                          5,318
--------------------------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 1.6%
Netegrity*                                            50,350              1,240
                                                                     ----------
                                                                          1,240
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKING -- 1.4%
Skilsoft                                              45,900              1,082
                                                                     ----------
                                                                          1,082
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.7%
Aeroflex*                                             52,200                538
                                                                     ----------
                                                                            538
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.9%
Celeritek*                                            14,200         $      181
Exar*                                                 26,200                514
Pericom Semiconductor*                                59,500                766
                                                                     ----------
                                                                          1,461
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.8%
August Technology*                                    76,100                811
Rudolph Technologies*                                 17,300                600
                                                                     ----------
                                                                          1,411
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
Anaren Microwave*                                     42,500                534
MCK Communications*                                   36,700                 79
                                                                     ----------
                                                                            613
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 0.5%
Harmonic*                                             69,200                389
                                                                     ----------
                                                                            389
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.5%
Metro One Telecommunications*                         12,100                396
                                                                     ----------
                                                                            396
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 0.5%
Trizetto Group*                                       25,800                360
                                                                     ----------
                                                                            360
                                                                     ----------
TOTAL TECHNOLOGY (COST $27,751)                                          23,045
                                                                     ----------
TOTAL COMMON STOCK (COST $57,786)                                        63,899
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 20.0%
J.P. Morgan
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $13,521,165 (collateralized
   by U.S. Government Agency Instruments:
   total market value $13,789,314) (A)               $13,515             13,515
Morgan Stanley
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $1,942,426 (collateralized
   by U.S. Government Agency Instruments:
   total market value $1,995,273) (A)                  1,942              1,942
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $15,457)                               15,457
                                                                     ----------
TOTAL INVESTMENTS -- 102.4%  (COST $73,243)                               79,356
                                                                     ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.4)%
Total Other Assets and Liabilities, Net                                  (1,851)
                                                                     ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares  -- $0.001 par value) based on 8,228,263
   oustanding shares of common stock 70,674
Accumulated net investment loss                                              (5)
Accumulated net realized gain on investments                                723
Net unrealized appreciation on investments                                6,113
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $  77,505
                                                                      =========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                                         $9.42
                                                                      =========

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

    The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 55

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG LARGE CAP 20 FUND PLCPX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.2%
CONSUMER CYCLICAL -- 10.9%
BROADCAST SERVICES/PROGRAMMING -- 3.5%
Clear Channel Communications*                        319,200         $   17,380
                                                                     ----------
                                                                         17,380
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.9%
Gemstar-TV Guide International*                      512,700             14,740
                                                                     ----------
                                                                         14,740
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 4.5%
Walgreen                                             548,800             22,391
                                                                     ----------
                                                                         22,391
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $56,800)                                   54,511
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 18.4%
DIVERSIFIED FINANCIAL SERVICES -- 7.9%
Citigroup                                            886,167             39,860
                                                                     ----------
                                                                         39,860
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 5.6%
Freddie Mac                                          436,800             28,318
                                                                     ----------
                                                                         28,318
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.9%
American International Group                         302,700             24,367
                                                                     ----------
                                                                         24,367
                                                                     ----------
TOTAL FINANCIAL (COST $96,312)                                           92,545
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.2%
MEDICAL INSTRUMENTS -- 5.8%
Medtronic                                            631,300             28,876
                                                                     ----------
                                                                         28,876
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 7.7%
Pfizer                                               948,200             38,829
                                                                     ----------
                                                                         38,829
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 5.7%
Cardinal Health                                      297,800             28,812
                                                                     ----------
                                                                         28,812
                                                                     ----------
TOTAL HEALTH CARE (COST $107,062)                                        96,517
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.7%
DIVERSIFIED MANUFACTURING OPERATIONS -- 6.7%
Tyco International                                   776,600             33,572
                                                                     ----------
                                                                         33,572
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.0%
Flextronics International                            682,200             10,233
                                                                     ----------
                                                                          10,233
                                                                     ----------
TOTAL INDUSTRIAL (COST $61,017)                                          43,805
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 11.4%
ADVERTISING AGENCIES -- 4.8%
Omnicom Group                                        287,500         $   23,828
                                                                     ----------
                                                                         23,828
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.4%
Concord EFS*                                         175,300              7,089
                                                                     ----------
                                                                          7,089
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 5.2%
Electronic Data Systems                              467,500             26,114
                                                                     ----------
                                                                         26,114
                                                                     ----------
TOTAL SERVICES (COST $61,711)                                            57,031
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 16.2%
APPLICATIONS SOFTWARE -- 2.9%
Siebel Systems*                                      530,200             14,421
                                                                     ----------
                                                                         14,421
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 8.3%
EMC*                                                 702,100             20,642
Veritas Software*                                    452,500             20,924
                                                                     ----------
                                                                         41,566
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.7%
Juniper Networks*                                    363,400             13,795
                                                                     ----------
                                                                         13,795
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 2.3%
Ciena*                                               273,500             11,419
                                                                     ----------
                                                                         11,419
                                                                     ----------
TOTAL TECHNOLOGY (COST $140,209)                                         81,201
                                                                     ----------
--------------------------------------------------------------------------------
UTILITIES -- 5.4%
INDEPENDENT POWER PRODUCER -- 5.4%
Calpine*                                             496,400             27,337
                                                                     ----------
                                                                         27,337
                                                                     ----------
TOTAL UTILITIES (COST $20,328)                                           27,337
                                                                     ----------
TOTAL COMMON STOCK (COST $543,439)                                      452,947
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 14.5%
Greenwich Capital
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $19,011,655 (collateralized
   by U.S. Government Agency Instruments:
   total market value $19,385,187) (A)               $19,003             19,003
J.P. Morgan
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $18,096,984 (collateralized
   by U.S. Government Agency Instruments:
   total market value $18,455,346) (A)                18,089             18,089
--------------------------------------------------------------------------------


                                    [LOGO] 56

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                                    PBHG Large Cap 20 Fund PLCPX



                                                     Face              Market
Description                                      Amount (000)        Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  -- Continued
Morgan Stanley
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $17,933,030 (collateralized
   by U.S. Government Agency Instruments:
   total market value $18,435,443) (A)               $17,925         $   17,925
UBS Warburg LLC
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $17,753,858 (collateralized
   by U.S. Government Agency Instruments:
   total market value $18,102,250) (A)                17,746             17,746
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $72,763)                               72,763
                                                                     ----------
TOTAL INVESTMENTS -- 104.7%  (COST $616,202)                            525,710
                                                                     ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.7)%
Payable for Investment Securities Purchased                             (36,779)
Other Assets and Liabilities, Net                                        13,061
                                                                     ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                                 (23,718)
                                                                     ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares  -- $0.001 par value) based on 28,182,358
   oustanding shares of common stock 741,446
Fund Shares of Advisor Class (authorized 200
   million shares  -- $0.001 par value) based on
   3,968 oustanding shares of common stock 100
Accumulated net realized loss on investments                           (149,062)
Net unrealized depreciation on investments                              (90,492)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $  501,992
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- PBHG CLASS                                          $17.81
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- ADVISOR CLASS                                       $17.80
                                                                     ==========

*    Non-Income Producing Security

(A)  -- Tri-Party Repurchase Agreement

LLC  -- Limited Liability Company

    The accompanying notes are an integral part of the financial statements.

                                    [LOGO] 57

The PBHG Funds, Inc.

Schedule of Investments

As of March 31, 2001

PBMG NEW OPPORTUNITIES FUND PBNOX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
BASIC MATERIALS -- 2.8%
CHEMICALS-SPECIALTY -- 2.8%
Symyx Technologies*                                  146,000         $    1,843
                                                                     ----------
                                                                          1,843
                                                                     ----------
TOTAL BASIC MATERIALS (COST $3,486)                                       1,843
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 8.0%
APPAREL MANUFACTURERS -- 1.1%
Gymboree*                                             75,000                750
                                                                     ----------
                                                                            750
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 6.9%
California Pizza Kitchen*                            110,200              3,127
P.F. Chang's China Bistro*                            39,000              1,365
                                                                     ----------
                                                                           4,492
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $5,019)                                     5,242
                                                                     ----------
--------------------------------------------------------------------------------
ENERGY -- 2.7%
SEISMIC DATA COLLECTION -- 2.7%
Seitel*                                               95,000              1,767
                                                                     ----------
                                                                          1,767
                                                                     ----------
TOTAL ENERGY (COST $1,973)                                                1,767
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 25.7%
DRUG DELIVERY SYSTEMS -- 4.8%
Noven Pharmaceuticals*                               110,500              3,129
                                                                     ----------
                                                                          3,129
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 4.7%
Impath*                                               65,500              3,038
                                                                     ----------
                                                                          3,038
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.3%
PolyMedica*                                           38,000                864
                                                                     ----------
                                                                            864
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.5%
Arqule*                                              172,100              2,280
                                                                     ----------
                                                                          2,280
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.5%
Cima Labs*                                            58,300              3,622
                                                                     ----------
                                                                          3,622
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 5.9%
Accredo Health*                                      118,000              3,857
                                                                     ----------
                                                                          3,857
                                                                     ----------
TOTAL HEALTH CARE (COST $16,421)                                         16,790
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.6%
ELECTRONIC MEASURING INSTRUMENTS -- 7.0%
Analogic                                              39,500         $    1,775
Molecular Devices*                                    62,000              2,821
                                                                     ----------
                                                                          4,596
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 3.6%
Varian*                                               91,500              2,339
                                                                     ----------
                                                                          2,339
                                                                     ----------
TOTAL INDUSTRIAL (COST $8,954)                                            6,935
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 24.2%
COMPUTER SERVICES -- 2.9%
Carreker*                                            100,000              1,900
                                                                     ----------
                                                                          1,900
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 8.6%
Corporate Executive Board*                           100,500              3,034
Forrester Research*                                  108,500              2,584
                                                                     ----------
                                                                          5,618
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.9%
Resources Connection*                                 86,000              1,903
                                                                     ----------
                                                                          1,903
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 4.4%
Albany Molecular Research*                            82,500              2,887
                                                                     ----------
                                                                          2,887
--------------------------------------------------------------------------------
SCHOOLS -- 5.4%
Corinthian Colleges*                                  86,300              3,474
                                                                     ----------
                                                                          3,474
                                                                     ----------
TOTAL SERVICES (COST $17,255)                                            15,782
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 21.3%
APPLICATIONS SOFTWARE -- 3.0%
MapInfo*                                             111,000              1,970
                                                                     ----------
                                                                          1,970
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 4.6%
MetaSolv*                                            115,000              1,624
Ulticom*                                              75,000              1,383
                                                                     ----------
                                                                           3,007
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 4.4%
Catapult Communications*                             113,500              2,894
                                                                     ----------
                                                                          2,894
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.6%
eFunds*                                              155,500              2,993
                                                                     ----------
                                                                          2,993
--------------------------------------------------------------------------------


                                    [LOGO] 58

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                               PBHG NEW OPPORTUNITIES FUND PBNOX

                                                    Shares/Face        Market
Description                                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.0%
Pixelworks*                                           67,000         $      670
                                                                     ----------
                                                                            670
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.0%
AremisSoft*                                          150,000              1,950
                                                                     ----------
                                                                          1,950
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.7%
Radware Limited*                                      40,000                453
                                                                     ----------
                                                                            453
                                                                     ----------
TOTAL TECHNOLOGY (COST $17,287)                                          13,937
                                                                     ----------
TOTAL COMMON STOCK (COST $70,395)                                        62,296
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
J.P. Morgan
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $1,780,228 (collateralized
   by U.S. Government Agency Instruments:
   total market value $1,818,513) (A)                 $1,779              1,779
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $1,779)                                  1,779
                                                                     ----------
TOTAL INVESTMENTS -- 98.0%  (COST $72,174)                           $   64,075
                                                                     ==========

Percentages are based on Net Assets of $65,356,975

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

    The accompanying notes are an integral part of the financial statements.


                                    [LOGO] 59

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG LARGE CAP VALUE FUND PLCVX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
BASIC MATERIALS -- 1.8%
CHEMICALS-DIVERSIFIED -- 1.0%
Du Pont (EI) de Nemours                              100,000         $    4,070
                                                                     ----------
                                                                          4,070
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.8%
International Paper                                  100,000              3,608
                                                                     ----------
                                                                          3,608
                                                                     ----------
TOTAL BASIC MATERIALS (COST $7,629)                                       7,678
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 9.4%
CABLE TV -- 1.0%
Comcast, Cl A*                                       100,000              4,194
                                                                     ----------
                                                                          4,194
--------------------------------------------------------------------------------
CRUISE LINES -- 1.4%
Carnival                                             225,000              6,226
                                                                     ----------
                                                                          6,226
--------------------------------------------------------------------------------
MULTIMEDIA -- 6.0%
Gannett                                              173,500             10,361
Viacom, Cl B*                                        222,500              9,783
Walt Disney                                          185,000              5,291
                                                                     ----------
                                                                         25,435
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.0%
Sears, Roebuck                                       120,000              4,232
                                                                     ----------
                                                                          4,232
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $38,874)                                   40,087
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.4%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.4%
Heinz (H.J.)                                         142,900              5,745
                                                                     ----------
                                                                          5,745
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.0%
Albertson's                                          140,000              4,455
                                                                     ----------
                                                                          4,455
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $9,825)                                10,200
                                                                     ----------
--------------------------------------------------------------------------------
ENERGY -- 5.3%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.0%
Anadarko Petroleum                                    70,000              4,395
                                                                     ----------
                                                                          4,395
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 4.3%
Exxon Mobil                                          100,000              8,100
Phillips Petroleum                                    75,000              4,129
Royal Dutch Petroleum                                110,000              6,098
                                                                     ----------
                                                                         18,327
                                                                     ----------
TOTAL ENERGY (COST $22,416)                                              22,722
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 29.4%
DIVERSIFIED FINANCIAL SERVICES -- 4.2%
Citigroup                                            402,033         $   18,083
                                                                     ----------
                                                                         18,083
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.0%
Mellon Financial                                     100,000              4,052
                                                                     ----------
                                                                          4,052
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 2.4%
MBNA                                                 157,100              5,200
Providian Financial                                  105,000              5,150
                                                                     ----------
                                                                         10,350
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.2%
Lehman Brothers                                       85,000              5,329
Morgan Stanley Dean Witter                            75,000              4,012
                                                                     ----------
                                                                          9,341
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.7%
Fannie Mae                                           130,800             10,412
Freddie Mac                                          146,200              9,478
                                                                     ----------
                                                                         19,890
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 3.0%
First Union                                          150,000              4,950
JP Morgan Chase                                      171,300              7,691
                                                                     ----------
                                                                         12,641
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.7%
Allstate                                             170,000              7,130
                                                                     ----------
                                                                          7,130
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.5%
Chubb                                                150,000             10,866
                                                                     ----------
                                                                         10,866
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 7.7%
Bank One                                             135,000              4,884
FleetBoston Financial                                125,000              4,719
Suntrust Banks                                        76,000              4,925
US Bancorp                                           350,000              8,120
Wachovia                                              75,000              4,519
Wells Fargo                                          115,000              5,689
                                                                     ----------
                                                                         32,856
                                                                     ----------
TOTAL FINANCIAL (COST $121,649)                                         125,209
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.8%
MEDICAL PRODUCTS -- 2.1%
Johnson & Johnson                                    100,000              8,747
                                                                     ----------
                                                                          8,747
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 10.7%
American Home Products                               240,600             14,135
Pfizer                                               250,000             10,238
Pharmacia                                            420,500             21,181
                                                                     ----------
                                                                         45,554
                                                                     ----------
TOTAL HEALTH CARE (COST $54,435)                                         54,301
                                                                     ----------
--------------------------------------------------------------------------------

                                    [LOGO] 60

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                                 PBHG LARGE CAP VALUE FUND PLCVX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.3%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.6%
General Dynamics                                     110,000         $    6,901
                                                                     ----------
                                                                          6,901
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.8%
Tyco International                                   175,000              7,565
                                                                     ----------
                                                                          7,565
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.9%
Agilent Technologies*                                267,000              8,205
                                                                     ----------
                                                                          8,205
                                                                     ----------
TOTAL INDUSTRIAL (COST $23,760)                                          22,671
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 11.7%
ADVERTISING AGENCIES -- 1.0%
Interpublic Group                                    125,000              4,294
                                                                     ----------
                                                                          4,294
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 10.7%
AT&T                                                 200,000              4,260
BellSouth                                            104,000              4,256
SBC Communications                                   376,700             16,812
Sprint                                               300,000              6,597
Verizon Communications                               106,200              5,236
Worldcom*                                            449,700              8,404
                                                                     ----------
                                                                         45,565
                                                                     ----------
TOTAL SERVICES (COST $49,023)                                            49,859
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 13.0%
COMPUTERS -- 2.5%
Compaq Computer                                      290,000              5,278
Hewlett-Packard                                      175,000              5,472
                                                                     ----------
                                                                         10,750
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.3%
Intel                                                200,000              5,263
                                                                     ----------
                                                                          5,263
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.1%
Computer Associates International                    220,000              5,984
Oracle*                                              200,000              2,996
                                                                     ----------
                                                                          8,980
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.9%
Cisco Systems*                                       250,000              3,953
                                                                     ----------
                                                                          3,953
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
Nortel Networks ^                                    121,000         $    1,700
                                                                     ----------
                                                                          1,700
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 1.2%
Corning                                              245,000              5,069
                                                                     ----------
                                                                          5,069
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.9%
Global Crossing*                                     596,400              8,045
                                                                     ----------
                                                                          8,045
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.7%
Motorola                                             810,000             11,551
                                                                     ----------
                                                                         11,551
                                                                     ----------
TOTAL TECHNOLOGY (COST $58,211)                                          55,311
                                                                     ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.4%
TRANSPORTATION-RAIL -- 2.4%
Burlington Northern Santa Fe                         165,600              5,031
Union Pacific                                         88,500              4,978
                                                                     ----------
                                                                         10,009
                                                                     ----------
TOTAL TRANSPORTATION (COST $9,758)                                       10,009
                                                                     ----------
TOTAL COMMON STOCK (COST $395,580)                                      398,047
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.5%
J.P. Morgan
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $31,922,436 (collateralized
   by U.S. Government Agency Obligations:
   total market value $32,550,367) (A)               $31,908             31,908
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $31,908)                                31,908
                                                                     ----------
TOTAL INVESTMENTS -- 101.0%  (COST $427,488)                          $  429,955
                                                                     ==========

Percentages are based on Net Assets of $425,513,871

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

Cl    -- Class

^ The fund held a Canadian Security as of March 31, 2001. The total market value of trhe Canadian investment is $1,700,050 and represented 0.4% of the fund.

    The accompanying notes are an integral part of the financial statements.

                                    [LOGO] 61

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG MID-CAP VALUE FUND PBMCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 88.1%
BASIC MATERIALS -- 1.2%
CHEMICALS-DIVERSIFIED -- 0.2%
Lyondell Chemical                                     37,600         $      540
                                                                     ----------
                                                                            540
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.5%
Crompton                                              94,900              1,063
                                                                     ----------
                                                                          1,063
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 0.5%
Inco                                                  72,600              1,077
                                                                     ----------
                                                                          1,077
                                                                     ----------
TOTAL BASIC MATERIALS (COST $2,455)                                       2,680
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.9%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.3%
Visteon                                               47,100                708
                                                                     ----------
                                                                            708
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 1.8%
Cablevision Systems Rainbow*                          16,800                437
Fox Entertainment Group, Cl A*                       184,300              3,612
                                                                     ----------
                                                                          4,049
--------------------------------------------------------------------------------
CABLE TV -- 2.6%
Cablevision Systems, Cl A*                            33,600              2,364
USA Networks*                                        152,000              3,639
                                                                     ----------
                                                                          6,003
--------------------------------------------------------------------------------
CRUISE LINES -- 1.1%
Royal Caribbean Cruises                              114,400              2,637
                                                                     ----------
                                                                          2,637
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.4%
Starwood Hotels & Resorts Worldwide                   28,600                973
                                                                     ----------
                                                                            973
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 1.8%
Metro-Goldwyn-Mayer*                                 249,000              4,268
                                                                     ----------
                                                                          4,268
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.0%
Belo, Cl A                                            64,700              1,066
Scripps (E.W.), Cl A                                  21,900              1,270
                                                                     ----------
                                                                          2,336
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 0.7%
Valassis Communications*                              52,400              1,520
                                                                     ----------
                                                                          1,520
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 1.2%
Readers Digest, Cl A                                 104,600              2,874
                                                                     ----------
                                                                          2,874
--------------------------------------------------------------------------------
RADIO -- 1.3%
Westwood One*                                        129,500         $    2,981
                                                                     ----------
                                                                          2,981
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.8%
Intimate Brands                                       33,700                495
Limited                                               79,700              1,253
                                                                     ----------
                                                                          1,748
--------------------------------------------------------------------------------
RETAIL-BOOKSTORE -- 0.5%
Barnes & Noble*                                       44,200              1,056
                                                                     ----------
                                                                          1,056
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.0%
Darden Restaurants                                    49,800              1,183
Wendy's International                                 47,300              1,056
                                                                     ----------
                                                                          2,239
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.4%
Sabre Holdings*                                       22,200              1,025
                                                                     ----------
                                                                          1,025
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $33,441)                                   34,417
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.7%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.4%
Fortune Brands                                        29,100              1,001
                                                                     ----------
                                                                          1,001
--------------------------------------------------------------------------------
FOOD-MEAT PRODUCTS -- 0.3%
Hormel Foods                                          38,100                742
                                                                     ----------
                                                                            742
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,369)                                 1,743
                                                                     ----------
--------------------------------------------------------------------------------
ENERGY -- 9.1%
OIL COMPANIES-EXPLORATION & Production -- 2.3%
Apache                                                17,900              1,031
EOG Resources                                         79,700              3,286
Ocean Energy                                          63,400              1,049
                                                                     ----------
                                                                          5,366
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 0.8%
Unocal                                                53,100              1,836
                                                                     ----------
                                                                          1,836
--------------------------------------------------------------------------------
OIL FIELD MACHINES & EQUIPMENT -- 1.4%
Grant Prideco*                                       182,000              3,130
                                                                     ----------
                                                                          3,130
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.0%
Diamond Offshore Drilling                             20,900                822
Ensco International                                   49,000              1,715
Santa Fe International                                40,300              1,310
Transocean Sedco Forex                                19,900                863
                                                                     ----------
                                                                          4,710
--------------------------------------------------------------------------------

                                    [LOGO] 62

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                                   PBHG MID-CAP VALUE FUND PBMCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.9%
Ultramar Diamond Shamrock                             60,000         $    2,171
                                                                     ----------
                                                                          2,171
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.4%
BJ Services*                                          22,500              1,602
Hanover Compressor*                                   19,400                615
Tidewater                                             22,700              1,026
                                                                     ----------
                                                                          3,243
--------------------------------------------------------------------------------
PIPELINES -- 0.3%
Kinder Morgan                                         13,800                734
                                                                     ----------
                                                                            734
                                                                     ----------
TOTAL ENERGY (COST $20,274)                                              21,190
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 19.5%
COMMERCIAL BANKS-SOUTHERN US -- 0.4%
SouthTrust                                            20,500                938
                                                                     ----------
                                                                            938
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.8%
Zions                                                 35,700              1,860
                                                                     ----------
                                                                          1,860
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 0.6%
Wilmington Trust                                      25,300              1,495
                                                                     ----------
                                                                          1,495
--------------------------------------------------------------------------------
FINANCE-COMMERCIAL -- 1.0%
CIT Group                                             84,700              2,446
                                                                     ----------
                                                                          2,446
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 2.7%
AMBAC Financial Group                                 30,000              1,903
PMI Group                                             66,600              4,328
                                                                     ----------
                                                                          6,231
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.2%
AON                                                   79,700              2,829
                                                                     ----------
                                                                          2,829
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 0.5%
Franklin Resources                                    29,900              1,169
                                                                     ----------
                                                                          1,169
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.8%
Jefferson-Pilot                                       26,700              1,813
Torchmark                                             21,900                850
UnumProvident                                         48,100              1,405
                                                                     ----------
                                                                          4,068
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.8%
Allmerica Financial                                   45,500              2,361
HCC Insurance Holdings                                37,200                984
Metlife*                                              84,700              2,545
St Paul                                               63,600              2,802
                                                                     ----------
                                                                          8,692
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.4%
Fidelity National Financial                           53,700         $    1,438
XL Capital                                            52,800              4,016
                                                                     ----------
                                                                          5,454
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.0%
Boston Properties                                     32,900              1,265
Spieker Properties                                    19,900              1,092
                                                                     ----------
                                                                          2,357
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 1.2%
Charter One Financial                                 95,160              2,693
                                                                     ----------
                                                                          2,693
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.4%
Dime Bancorp                                          25,100                822
                                                                     ----------
                                                                            822
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 1.7%
Golden State Bancorp                                  73,400              2,046
Golden West Financial                                 30,700              1,992
                                                                     ----------
                                                                          4,038
                                                                     ----------
TOTAL FINANCIAL (COST $40,794)                                           45,092
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 9.5%
DRUG DELIVERY SYSTEMS -- 1.0%
Alza*                                                 54,800              2,219
                                                                     ----------
                                                                           2,219
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 0.3%
McKesson HBOC                                         23,300                623
                                                                     ----------
                                                                            623
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.8%
Boston Scientific*                                   103,900              2,097
ST Jude Medical*                                      82,700              4,453
                                                                     ----------
                                                                          6,550
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.2%
Inhale Therapeutic Systems*                           23,200                496
                                                                     ----------
                                                                            496
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
Sepracor*                                             34,900              1,117
Teva Pharmaceutical ADR                               29,600              1,617
                                                                     ----------
                                                                          2,734
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.6%
Mylan Laboratories                                    53,600              1,386
                                                                     ----------
                                                                          1,386
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.8%
Wellpoint Health Networks*                            19,900              1,897
                                                                     ----------
                                                                          1,897
--------------------------------------------------------------------------------

                                    [LOGO] 63

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG MID-CAP VALUE FUND PBMCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.3%
Health Management Associates, Cl A*                   39,800         $      619
                                                                     ----------
                                                                            619
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.2%
Bergen Brunswig, Cl A                                 31,200                518
                                                                     ----------
                                                                            518
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.7%
Omnicare                                              78,500              1,684
                                                                     ----------
                                                                          1,684
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.9%
Healthsouth*                                         153,800              1,982
                                                                     ----------
                                                                           1,982
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.5%
Edwards Lifesciences*                                 62,500              1,225
                                                                     ----------
                                                                          1,225
                                                                     ----------
TOTAL HEALTH CARE (COST $20,832)                                         21,933
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.0%
AEROSPACE/DEFENSE -- 0.7%
Litton Industries*                                    18,800              1,510
                                                                     ----------
                                                                          1,510
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.7%
Jabil Circuit*                                        76,400              1,652
                                                                     ----------
                                                                          1,652
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.9%
ITT Industries                                        28,900              1,120
Textron                                               18,100              1,029
                                                                     ----------
                                                                          2,149
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.1%
Sawtek*                                               72,000              1,283
Vishay Intertechnology*                               62,500              1,244
                                                                     ----------
                                                                          2,527
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.2%
Tektronix                                             13,700                374
                                                                     ----------
                                                                            374
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.9%
Rockwell International                                59,800              2,174
                                                                     ----------
                                                                          2,174
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.3%
Thermo Electron*                                      30,000                674
                                                                     ----------
                                                                            674
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.0%
Millipore                                             47,900              2,216
                                                                     ----------
                                                                          2,216
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.2%
Waste Management                                      20,400         $      504
                                                                     ----------
                                                                            504
                                                                     ----------
TOTAL INDUSTRIAL (COST $14,035)                                          13,780
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 10.0%
COMMERCIAL SERVICES-FINANCE -- 3.2%
Block (H&R)                                          104,200              5,216
Concord EFS*                                          23,700                958
Equifax                                               39,400              1,231
                                                                     ----------
                                                                          7,405
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
Unisys*                                              132,300              1,852
                                                                     ----------
                                                                          1,852
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.3%
KPMG Consulting*                                      46,200                601
                                                                     ----------
                                                                            601
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 2.5%
Cendant*                                             390,500              5,697
                                                                     ----------
                                                                          5,697
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 3.2%
Alltel                                                42,100              2,209
McLeodUSA, Cl A*                                     184,300              1,601
Telephone & Data Systems                              39,200              3,665
                                                                     ----------
                                                                          7,475
                                                                     ----------
TOTAL SERVICES (COST $19,917)                                            23,030
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 9.5%
APPLICATIONS SOFTWARE -- 4.3%
Compuware*                                           339,300              3,308
Intuit*                                              139,500              3,871
Parametric Technology*                               294,200              2,666
                                                                     ----------
                                                                          9,845
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.5%
Nextel Communications, Cl A*                          78,300              1,126
                                                                     ----------
                                                                          1,126
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.7%
Advanced Micro Devices*                               25,600                679
PMC-Sierra*                                           34,900                863
                                                                     ----------
                                                                          1,542
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
BMC Software*                                         99,600              2,141
                                                                     ----------
                                                                          2,141
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%
Avocent*                                              88,100              1,922
                                                                     ----------
                                                                          1,922
--------------------------------------------------------------------------------

                                    [LOGO] 64

                                                            The PBHG Funds, Inc.

                                                         Schedule of Investments

                                                   PBHG MID-CAP VALUE FUND PBMCX

                                                            As of March 31, 2001

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.0%
Network Associates*                                  287,700         $    2,374
                                                                     ----------
                                                                          2,374
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.5%
Global Crossing*                                      74,700              1,008
                                                                     ----------
                                                                          1,008
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.8%
RF Micro Devices*                                    164,400              1,921
                                                                     ----------
                                                                          1,921
                                                                     ----------
TOTAL TECHNOLOGY (COST $22,202)                                          21,879
                                                                     ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
AIRLINES -- 0.6%
Delta Air Lines                                       34,900              1,379
                                                                     ----------
                                                                          1,379
                                                                     ----------
TOTAL TRANSPORTATION (COST $1,390)                                        1,379
                                                                     ----------
--------------------------------------------------------------------------------
UTILITIES -- 7.1%

ELECTRIC-INTEGRATED -- 6.3%

Allete                                                50,700              1,309
Cinergy                                               60,400              2,026
CMS Energy                                            28,900                855
Conectiv                                              43,400                948
Constellation Energy Group                            28,300              1,248
DPL                                                   49,800              1,399
DQE                                                   29,800                869
DTE Energy                                            66,800              2,659
NiSource                                              62,700              1,951
PG&E                                                 109,600              1,365
                                                                     ----------
                                                                         14,629
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.8%
Sempra Energy                                         79,700              1,855
                                                                     ----------
                                                                          1,855
                                                                     ----------
TOTAL UTILITIES (COST $14,703)                                           16,484
                                                                     ----------
TOTAL COMMON STOCK (COST $191,412)                                      203,607
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.7%
Morgan Stanley
   5.31%, dated 03/30/01, matures 04/02/01,
   repurchase price $24,724,076 (collateralized
   by U.S. Government Agency Instruments:
   total market value $25,360,400) (A)               $24,713         $   24,713
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $24,713)                                24,713
                                                                     ----------
TOTAL INVESTMENTS -- 98.8%  (COST $216,125)                          $  228,320
                                                                     ==========

Percentages are based on Net Assets of $231,117,324

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class


    The accompanying notes are an integral part of the financial statements.


                                    [LOGO] 65

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG SMALL CAP VALUE FUND PBSVX

                                                                        Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.3%
BASIC MATERIALS -- 2.8%
ADVANCED MATERIALS/PRODUCTS -- 0.5%
Coorstek*                                             50,000         $    1,378
                                                                     ----------
                                                                          1,378
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.5%
Solutia                                              107,000              1,305
                                                                     ----------
                                                                          1,305
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.6%
Crompton                                             229,000              2,565
Cytec*                                                48,400              1,550
                                                                     ----------
                                                                          4,115
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.2%
Louisiana-Pacific                                     54,100                520
                                                                     ----------
                                                                            520
                                                                     ----------
TOTAL BASIC MATERIALS (COST $7,410)                                       7,318
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 15.3%
APPAREL MANUFACTURERS -- 0.9%
Tommy Hilfiger*                                      171,900              2,209
                                                                     ----------
                                                                          2,209
--------------------------------------------------------------------------------
AUDIO / VIDEO PRODUCTS -- 2.2%
Harman International                                 211,800              5,420
                                                                     ----------
                                                                          5,420
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.6%
Tower Automotive*                                     70,400                755
Visteon                                               51,400                773
                                                                     ----------
                                                                          1,528
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.2%
Centex                                                13,300                554
                                                                     ----------
                                                                            554
--------------------------------------------------------------------------------
CABLE TV -- 2.1%
Insight Communications*                              123,300              3,267
Lodgenet Entertainment*                              122,100              1,786
Mediacom Communications*                              16,500                323
                                                                     ----------
                                                                          5,376
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.2%
Bell Microproducts*                                  277,200              3,136
                                                                     ----------
                                                                          3,136
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.6%
Zomax*                                               275,900              1,414
                                                                     ----------
                                                                          1,414
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.1%
Journal Register*                                     34,300                563
Pulitzer                                              41,000              2,271
                                                                     ----------
                                                                          2,834
--------------------------------------------------------------------------------
RACETRACKS -- 0.2%
Dover Downs Entertainment                             39,500         $      494
                                                                     ----------
                                                                            494
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.4%
Six Flags*                                            48,100                931
                                                                     ----------
                                                                            931
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.3%
Ann Taylor Stores*                                    31,000                823
                                                                     ----------
                                                                            823
--------------------------------------------------------------------------------
RETAIL-BOOKSTORE -- 0.7%
Barnes & Noble*                                       68,700              1,642
                                                                     ----------
                                                                          1,642
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.7%
Tweeter Home Entertainment Group*                     90,000              1,749
                                                                     ----------
                                                                          1,749
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.6%
Casey's General Stores                               121,000              1,444
                                                                     ----------
                                                                          1,444
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.7%
AFC Enterprises*                                      30,000                577
Outback Steakhouse*                                   39,900              1,016
Papa John's International*                            32,200                767
Wendy's International                                 83,400              1,861
                                                                     ----------
                                                                          4,221
--------------------------------------------------------------------------------
TELEVISION -- 1.8%
Acme Communications*                                 123,800              1,308
Pegasus Communications*                               26,900                619
Young Broadcasting, Cl A*                             79,800              2,504
                                                                     ----------
                                                                          4,431
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $38,347)                                   38,206
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.2%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.3%
Playtex Products*                                     82,600                759
                                                                     ----------
                                                                            759
--------------------------------------------------------------------------------
FOOD-BAKING -- 1.5%
Earthgrains                                          120,700              2,565
Interstate Bakeries                                   72,500              1,108
                                                                     ----------
                                                                          3,673
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.4%
Dole Food                                             72,800              1,171
Hain Celestial Group*                                 80,700              2,340
                                                                     ----------
                                                                          3,511
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $8,035)                                 7,943
                                                                     ----------
--------------------------------------------------------------------------------


                                    [LOGO] 66

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                                 PBHG SMALL CAP VALUE FUND PBSVX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
ENERGY -- 9.9%

OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.6%

Comstock Resources*                                   61,300         $      690
Devex Energy*                                         10,200                 86
Forest Oil*                                           13,850                414
Louis Dreyfus Natural Gas*                            18,700                692
Newfield Exploration*                                 19,900                694
Noble Affiliates                                      27,700              1,156
Ocean Energy                                          73,000              1,208
Unit*                                                 81,800              1,354
Westport Resources*                                   14,700                309
                                                                     ----------
                                                                          6,603
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.8%
Tesoro Petroleum*                                    140,800              1,753
Valero Energy                                         11,300                401
                                                                     ----------
                                                                          2,154
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.9%
Atwood Oceanic*                                       69,300              2,836
Pride International*                                  80,900              1,922
                                                                     ----------
                                                                          4,758
--------------------------------------------------------------------------------
OIL-FIELD MACHINES & EQUIPMENT -- 1.1%
Grant Prideco*                                       110,800              1,906
Hydril*                                               40,700                931
                                                                     ----------
                                                                          2,837
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 3.0%
CAL Dive International*                               41,000              1,040
Friede Goldman Halter*                               260,300                638
Global Industries                                    129,800              1,890
Hanover Compressor*                                   23,200                735
Key Energy Services*                                 154,600              1,654
Newpark Resources*                                   170,800              1,535
                                                                     ----------
                                                                          7,492
--------------------------------------------------------------------------------
PIPELINES -- 0.5%
Kinder Morgan                                         23,100              1,229
                                                                     ----------
                                                                          1,229
                                                                     ----------
TOTAL ENERGY (COST $21,960)                                              25,073
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 16.1%
COMMERCIAL BANKS-EASTERN US -- 0.4%
Banknorth Group                                       49,200                978
                                                                     ----------
                                                                            978
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 2.2%
Bancwest                                             119,000              2,856
City National                                         68,100              2,616
Greater Bay Bancorp                                    9,600                242
                                                                     ----------
                                                                          5,714
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.5%
Morgan Keegan                                         42,200         $    1,141
                                                                     ----------
                                                                          1,141
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.9%
Affiliated Managers Group*                            62,700              2,947
Federated Investors, Cl B                             61,200              1,735
                                                                     ----------
                                                                          4,682
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.6%
Liberty Financial                                     15,700                653
Mony Group                                            12,600                418
Scottish Annuity & Life Holdings                      74,100              1,065
Stancorp Financial Group                              19,200                808
Torchmark                                             26,400              1,025
                                                                     ----------
                                                                          3,969
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.0%
HCC Insurance Holdings                                94,700              2,505
                                                                     ----------
                                                                          2,505
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.7%
Fidelity National Financial                           41,100              1,100
First American Financial                              29,800                775
                                                                     ----------
                                                                          1,875
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.4%
Trammell Crow*                                        80,900                963
                                                                     ----------
                                                                            963
--------------------------------------------------------------------------------
REINSURANCE -- 0.9%
Annuity and Life                                      52,800              1,571
Trenwick Group                                        38,400                758
                                                                     ----------
                                                                          2,329
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.1%
AvalonBay Communities                                  7,400                339
                                                                     ----------
                                                                            339
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.2%
Pinnacle Holdings*                                    56,400                499
                                                                     ----------
                                                                            499
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.6%
Annaly Mortgage Management                            72,600                817
Anthracite Capital                                    64,700                624
                                                                     ----------
                                                                          1,441
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%
Mack-Cali Realty                                      60,300              1,628
                                                                     ----------
                                                                          1,628
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 1.2%
Rouse                                                 73,600              1,903
Simon Property Group                                  47,000              1,203
                                                                     ----------
                                                                          3,106
--------------------------------------------------------------------------------

                                    [LOGO] 67

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG SMALL CAP VALUE FUND PBSVX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.6%
JP Realty                                             76,900         $    1,494
                                                                     ----------
                                                                          1,494
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.2%
Commercial Federal                                    19,800                442
                                                                     ----------
                                                                            442
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.6%
Berkshire Hills Bancorp                               76,200              1,410
Dime Bancorp                                          82,600              2,705
                                                                     ----------
                                                                          4,115
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.6%
Ocwen Financial*                                     171,100              1,453
                                                                     ----------
                                                                          1,453
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.8%
Golden State Bancorp                                  63,700              1,776
Washington Federal                                     9,090                223
                                                                     ----------
                                                                          1,999
                                                                     ----------
TOTAL FINANCIAL (COST $34,060)                                           40,672
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.1%
DENTAL SUPPLIES & EQUIPMENT -- 0.3%
Align Technology*                                     84,500                613
                                                                     ----------
                                                                            613
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.4%
Hooper Holmes                                        419,900              3,607
                                                                     ----------
                                                                          3,607
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.3%
Dendrite International*                               57,100                799
                                                                     ----------
                                                                            799
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.7%
Covance*                                             128,400              1,650
                                                                     ----------
                                                                          1,650
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Haemonetics*                                         134,600              4,455
North American Scientific*                           164,100              1,733
PSS World Medical*                                    85,500                382
                                                                     ----------
                                                                          6,570
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.5%
Aclara BioSciences*                                   46,100                254
Arena Pharmaceuticals*                                 9,800                175
Inhale Therapeutic Systems*                           33,900                725
                                                                     ----------
                                                                          1,154
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.7%
Cephalon*                                              6,900                332
Intrabiotics Pharmaceutical*                          23,500                 50
Pain Therapeutics*                                    24,100                252
Priority Healthcare, Cl B*                            27,700              1,046
                                                                     ----------
                                                                          1,680
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.7%
Alpharma, Cl A                                       133,900         $    4,384
                                                                     ----------
                                                                          4,384
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.2%
Health Net*                                          110,400              2,275
Humana*                                               79,800                836
                                                                     ----------
                                                                          3,111
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.3%
Triad Hospitals*                                      30,700                867
                                                                     ----------
                                                                            867
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 1.3%
Beverly Enterprises*                                 201,800              1,614
Manor Care*                                           79,100              1,614
                                                                     ----------
                                                                          3,228
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.4%
Lincare Holdings*                                     19,900              1,053
                                                                     ----------
                                                                          1,053
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.2%
Omnicare                                             139,000              2,982
                                                                     ----------
                                                                          2,982
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.5%
Healthsouth*                                          95,200              1,227
                                                                     ----------
                                                                          1,227
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.6%
Edwards Lifesciences*                                 77,800              1,525
                                                                     ----------
                                                                          1,525
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.4%
Inspire Pharmaceuticals*                              42,200                285
Tularik*                                              39,800                756
                                                                     ----------
                                                                          1,041
                                                                     ----------
TOTAL HEALTH CARE (COST $35,465)                                         35,491
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.0%
AEROSPACE/DEFENSE -- 0.5%
Teledyne Technologies*                                93,900              1,315
                                                                     ----------
                                                                          1,315
--------------------------------------------------------------------------------
BUILDING PRODUCTS-AIR & HEATING -- 0.8%
York International                                    75,000              2,076
                                                                     ----------
                                                                          2,076
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.8%
DDI*                                                  50,400                850
Manufacturers Services*                              370,600              1,108
SMTC*                                                 33,200                100
                                                                     ----------
                                                                          2,058
--------------------------------------------------------------------------------


                                   [LOGO] 68

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                                 PBHG SMALL CAP VALUE FUND PBSVX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 1.4%
Bemis                                                 85,000         $    2,813
Sonoco Products                                       31,900                686
                                                                     ----------
                                                                          3,499
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.5%
ITT Industries                                        32,700              1,267
                                                                     ----------
                                                                          1,267
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.9%
CTS                                                  103,500              2,148
                                                                     ----------
                                                                          2,148
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.9%
Kent Electronics*                                    129,700              2,335
                                                                     ----------
                                                                          2,335
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.7%
Stericycle*                                           38,600              1,722
                                                                     ----------
                                                                          1,722
--------------------------------------------------------------------------------
METAL PROCESSORS & Fabricators -- 0.5%
Wolverine Tube*                                       98,800              1,250
                                                                     ----------
                                                                          1,250
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.9%
Aptargroup                                            70,400              2,145
                                                                     ----------
                                                                          2,145
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.3%
Republic Services*                                    39,000                731
                                                                     ----------
                                                                            731
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.3%
Power-One*                                            53,900                781
                                                                     ----------
                                                                            781
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.5%
NS Group*                                            120,600              1,345
                                                                     ----------
                                                                          1,345
                                                                     ----------
TOTAL INDUSTRIAL (COST $25,855)                                          22,672
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 2.5%
ADVERTISING AGENCIES -- 0.6%
True North Communications                             38,900              1,468
                                                                     ----------
                                                                          1,468
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 0.3%
R.H. Donnelley                                        23,200                673
                                                                     ----------
                                                                            673
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.8%
Comdisco                                              28,900                231
KPMG Consulting*                                      53,200                692
Watson & Wyatt*                                       70,300              1,132
                                                                     ----------
                                                                          2,055
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.1%
Catalina Marketing*                                   10,700         $      348
                                                                     ----------
                                                                            348
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.4%
Resources Connection*                                 44,700                989
                                                                     ----------
                                                                            989
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.3%
Pharmaceutical Product Development*                   19,500                821
                                                                     ----------
                                                                            821
                                                                     ----------
TOTAL SERVICES (COST $5,862)                                              6,354
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 11.5%
APPLICATIONS SOFTWARE -- 1.9%
Compuware*                                           162,800              1,587
EXE Technologies*                                     21,300                144
J.D. Edwards*                                         78,700                767
Silver Stream Software*                              246,900              2,338
Sonic Foundry*                                        19,200                 29
                                                                     ----------
                                                                          4,865
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.4%
Avid Technology*                                      32,100                429
MetaSolv*                                             45,800                647
                                                                     ----------
                                                                          1,076
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.7%
BindView Development*                                590,200              1,826
                                                                     ----------
                                                                          1,826
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.6%
Diebold                                               53,900              1,480
                                                                     ----------
                                                                          1,480
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.0%
Maxtor*                                              300,300              2,102
Western Digital*                                     112,400                535
                                                                     ----------
                                                                          2,637
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.6%
SONICblue*                                           313,300              1,488
                                                                     ----------
                                                                          1,488
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.9%
eXcelon                                               76,000                160
Fair Isaac & Company                                  63,100              3,692
Reynolds & Reynolds, Cl A                             47,000                905
                                                                     ----------
                                                                          4,757
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.9%
Microchip Technology*                                 61,523              1,557
Zoran*                                                44,900                688
                                                                     ----------
                                                                          2,245
--------------------------------------------------------------------------------

                                    [LOGO] 69

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG SMALL CAP VALUE FUND PBSVX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.0%
JDA Software Group*                                  217,100         $    2,483
                                                                     ----------
                                                                          2,483
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.7%
Avocent*                                              77,900              1,699
                                                                     ----------
                                                                          1,699
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.2%
Cabletron Systems*                                    32,400                418
                                                                     ----------
                                                                            418
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.3%
Anadigics*                                            29,500                391
Integrated Circuit Systems*                           22,500                360
                                                                     ----------
                                                                            751
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.0%
Adtran*                                               52,600              1,292
Anaren Microwave*                                     62,600                786
Tut Systems*                                          70,900                220
Westell Technologies*                                 51,800                175
                                                                     ----------
                                                                          2,473
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 0.1%
Harmonic*                                             46,700                263
                                                                     ----------
                                                                            263
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.0%
Savvis Communications*                                74,300                 32
                                                                     ----------
                                                                             32
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.2%
Western Multiplex*                                    50,700                399
                                                                     ----------
                                                                            399
                                                                     ----------
TOTAL TECHNOLOGY (COST $35,156)                                          28,892
                                                                     ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
AIRLINES -- 0.2%
Midway Airlines*                                     122,050                610
                                                                     ----------
                                                                            610
--------------------------------------------------------------------------------
Transportation-Air Freight -- 1.0%
EGL*                                                  99,600              2,428
                                                                     ----------
                                                                          2,428
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 1.7%
Covenant Transportation*                              78,300              1,067
Hunt (J. B.) Transportation Services                  44,600                697
Landstar Systems*                                      8,600                583
Swift Transportation*                                 43,600                807
US Express Enterprises, Cl A*                        103,000                631
USFreightways                                         18,900                595
                                                                     ----------
                                                                          4,380
                                                                     ----------
TOTAL TRANSPORTATION (COST $7,715)                                        7,418
                                                                     ----------
--------------------------------------------------------------------------------
UTILITIES -- 3.0%
ELECTRIC-INTEGRATED -- 1.8%
CMS Energy                                            56,200         $    1,663
Idacorp                                               21,800                833
Western Resources                                     80,100              1,910
                                                                     ----------
                                                                          4,406
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 1.2%
Atmos Energy                                          34,900                831
Semco Energy                                          48,300                686
UGI                                                   66,100              1,619
                                                                     ----------
                                                                          3,136
                                                                     ----------
TOTAL UTILITIES (COST $6,735)                                             7,542
                                                                     ----------
TOTAL COMMON STOCK (COST $226,600)                                      227,581
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
Morgan Stanley
   5.31%, dated 03/30/01, matures 04/02/01,
   repurchase price $12,660,835 (collateralized
   by U.S. Government Agency Obligations:
   total market value $12,976,731) (A)               $12,655             12,655
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $12,655)                                12,655
                                                                     ----------
TOTAL INVESTMENTS -- 95.3%  (COST $239,255)                          $  240,236
                                                                     ==========

Percentages are based on Net Assets of $252,088,425

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

Cl    -- Class

    The accompanying notes are an integral part of the financial statements.


                                    [LOGO] 70

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                                   PBHG FOCUSED VALUE FUND PBFVX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.6%
BASIC MATERIALS -- 1.8%
Paper & Related Products -- 1.8%
International Paper                                   29,200         $    1,054
                                                                     ----------
                                                                          1,054
                                                                     ----------
TOTAL BASIC MATERIALS (COST $870)                                         1,054
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 11.4%
CABLE TV -- 2.8%
Comcast, Cl A*                                        39,900              1,673
                                                                     ----------
                                                                          1,673
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.4%
AOL Time Warner*                                      34,500              1,385
                                                                     ----------
                                                                          1,385
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.4%
Costco Wholesale*                                     50,800              1,994
                                                                     ----------
                                                                          1,994
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.8%
Tricon Global Restaurants*                            42,900              1,638
                                                                     ----------
                                                                          1,638
                                                                     ----------
TOTAL CONSUMER CYCLICAL (COST $6,115)                                     6,690
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.4%
FOOD-RETAIL -- 6.4%
Kroger*                                              147,100              3,794
                                                                     ----------
                                                                          3,794
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $3,355)                                 3,794
                                                                     ----------
--------------------------------------------------------------------------------
ENERGY -- 3.3%
OIL FIELD MACHINES & Equipment -- 3.3%
Grant Prideco*                                       111,200              1,913
                                                                     ----------
                                                                          1,913
                                                                     ----------
TOTAL ENERGY  (COST $1,902)                                               1,913
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 13.4%
DIVERSIFIED FINANCIAL SERVICES -- 3.1%
Citigroup                                             40,800              1,835
                                                                     ----------
                                                                          1,835
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 2.5%
Freddie Mac                                           23,000              1,491
                                                                     ----------
                                                                          1,491
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.4%
Safeco                                                70,000              1,973
                                                                     ----------
                                                                          1,973
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 4.4%
Washington Mutual                                     47,000         $    2,573
                                                                     ----------
                                                                          2,573
                                                                     ----------
TOTAL FINANCIAL (COST $6,488)                                             7,872
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.4%
MEDICAL PRODUCTS -- 3.6%
Johnson & Johnson                                     17,500              1,531
North American Scientific*                            56,100                593
                                                                     ----------
                                                                          2,124
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.8%
Bristol-Myers Squibb                                  36,300              2,156
Eli Lilly                                             46,700              3,580
                                                                     ----------
                                                                          5,736
                                                                     ----------
TOTAL HEALTH CARE (COST $8,504)                                           7,860
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.7%
NON-HAZARDOUS WASTE DISPOSAL -- 2.7%
Waste Management                                      65,000              1,606
                                                                     ----------
                                                                          1,606
                                                                     ----------
TOTAL INDUSTRIAL (COST $1,728)                                            1,606
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 17.8%
COMMERCIAL SERVICES-FINANCE -- 4.4%
Block (H&R)                                           51,600              2,583
                                                                     ----------
                                                                          2,583
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 6.1%
Cendant*                                             244,800              3,572
                                                                     ----------
                                                                          3,572
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 7.3%
AT&T                                                 102,500              2,183
Qwest Communications International*                   60,200              2,110
                                                                     ----------
                                                                          4,293
                                                                     ----------
TOTAL SERVICES (COST $9,441)                                             10,448
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 21.8%
APPLICATIONS SOFTWARE -- 8.3%
Compuware*                                            66,400                647
Intuit*                                               75,000              2,081
Parametric Technology*                               233,200              2,113
                                                                     ----------
                                                                          4,841
--------------------------------------------------------------------------------
COMPUTERS -- 3.3%
Gateway*                                              80,000              1,345
Palm*                                                 70,000                589
--------------------------------------------------------------------------------
                                                                          1,934


                                    [LOGO] 71

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG FOCUSED VALUE FUND PBFVX

                                                   Shares/Face         Market
Description                                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.7%
BMC Software*                                         74,100         $    1,593
                                                                     ----------
                                                                          1,593
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
Telefonaktiebolaget LM Ericsson ADR                  262,300              1,467
                                                                     ----------
                                                                           1,467
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 2.2%
Global Crossing*                                      96,500              1,302
                                                                     ----------
                                                                          1,302
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.8%
Motorola                                             116,500              1,661
                                                                     ----------
                                                                          1,661
                                                                     ----------
TOTAL TECHNOLOGY (COST $14,642)                                          12,798
                                                                     ----------
--------------------------------------------------------------------------------
UTILITIES -- 2.6%
ELECTRIC-INTEGRATED -- 2.6%
Duke Energy                                           36,200              1,547
                                                                     ----------
                                                                          1,547
                                                                     ----------
TOTAL UTILITIES (COST $1,240)                                             1,547
                                                                     ----------
TOTAL COMMON STOCK (COST $54,285)                                        55,582
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
J.P. Morgan
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $3,970,355 (collateralized
   by U.S. Government Agency Instruments:
   total market value $4,051,795) (A)  $3,969                             3,969
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $3,969)                                  3,969
                                                                     ----------
TOTAL INVESTMENTS -- 101.4%  (COST $58,254)                              59,551
                                                                     ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.4)%
Total Other Assets and Liabilities, Net                                    (827)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares  -- $0.001 par value)based on
   3,373,613 oustanding shares of common stock                       $   57,897
Undistributed net investment income                                         166
Accumulated net realized loss on investments                               (636)
Net unrealized appreciation on investments                                1,297
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $   58,724
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                   $    17.41
                                                                     ==========

*    Non-Income Producing Security

(A)  Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

    The accompanying notes are an integral part of the financial statements.


                                    [LOGO] 72

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                                   PBHG CASH RESERVES FUND PBCXX

                                                     Face              Market
Description                                      Amount (000)        Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 3.7%
American Express
     5.00%, 04/26/01                                  $7,000         $    7,000
Citibank New York
     7.41%, 05/30/01                                   1,500              1,500
Firstar Bank Milwaukee
     5.44%, 05/01/01                                   8,500              8,500
Hypovereinsbank
     7.25%, 05/14/01                                   2,375              2,375
                                                                     ----------
TOTAL CERTIFICATES OF DEPOSIT (COST $19,375)                             19,375
                                                                     ----------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 27.2%
Alcoa
     4.77%, 05/29/01                                   5,000              4,962
Allstate
     5.10%, 04/09/01                                   5,720              5,714
Apreco
     5.07%, 05/24/01                                   5,000              4,963
BHF Finance
     4.92%, 06/06/01                                   7,000              6,937
Ciesco
     4.97%, 05/21/01                                   7,000              6,952
Diageo Capital
     5.78%, 06/08/01                                   5,000              4,945
DuPont (EI) de Nemours
     4.97%, 05/04/01                                   7,000              6,968
Eureka Securities
     5.24%, 05/10/01                                   6,000              5,966
Falcon Asset
     5.00%, 04/16/01                                   7,145              7,130
Fortune Brands
     5.34%, 04/05/01                                   7,000              6,996
Gannet
     5.08%, 04/04/01                                   7,000              6,997
General Electric Financial Assurance
     4.85%, 05/18/01                                   5,000              4,968
Goldman Sachs
     5.02%, 05/18/01                                   6,000              5,961
Harvard University
     4.99%, 05/11/01                                   7,000              6,961
John Deere
     5.07%, 04/27/01                                   7,000              6,974
Morgan Stanley
     5.08%, 04/18/01                                   7,000              6,983
National Rural Utilities
     6.44%, 04/12/01                                   5,000              4,990
Park Avenue Receivable
     5.05%, 04/26/01                                   8,000              7,972
Preferred Receivable
     4.93%, 04/20/01                                   7,000              6,982
Prudential Funding
     5.03%, 05/11/01                                   7,000              6,961
Variable Funding
     5.46%, 04/06/01                                   6,000              5,995
Washington Post
     5.97%, 04/12/01                                   2,500              2,495
Yale University
     5.00%, 05/11/01                                   7,000              6,961
                                                                     ----------
TOTAL COMMERCIAL PAPER (COST $142,733)                                  142,733
                                                                     ----------
--------------------------------------------------------------------------------
CORPORATE OBLIGATION -- 0.4%
General Electric Capital
     7.38%, 05/23/01                                   2,000              2,000
                                                                     ----------
TOTAL CORPORATE OBLIGATION (COST $2,000)                                  2,000
                                                                     ----------
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 12.4%
Federal Home Loan Bank
     5.55%, 06/22/01                                  10,000              9,874
     5.78%, 06/22/01                                   5,000              4,934
Federal Home Loan Mortgage
     4.95%, 05/08/01                                  10,000              9,948
Federal National Mortgage Association
     5.14%, 04/27/01                                  10,000              9,963
     5.72%, 06/07/01                                  14,500             14,346
     4.68%, 06/21/01                                  10,000              9,895
     5.77%, 06/28/01                                   1,239              1,222
     5.15%, 07/12/01                                   5,000              4,927
                                                                     ----------
TOTAL GOVERNMENT BONDS (COST $65,109)                                    65,109
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 121.5%
ABN Amro
   5.40%, dated 03/30/01, matures 04/02/01,
   repurchase price $200,090,000 (collateralized
   by U.S. Government Agency Instruments:
   total market Value $204,000,000) (A)              200,000            200,000
First Boston
   5.36%, dated 03/30/01, matures 04/02/01,
   repurchase price $41,718,626 (collateralized
   by U.S. Government Agency Instruments:
   total market value $43,334,781) (A)                41,700             41,700
Goldman Sachs
   5.30%-5.33%, dated 03/30/01, matures
   04/02/01, repurchase price $184,926,675
   (collateralized by U.S. Government Agency
   Instruments:  total market
   value $188,394,000) (A)                           184,700            184,700
Lehman
   5.28%, dated 03/30/01, matures 04/02/01,
   repurchase price $79,935,156 (collateralized
   by U.S. Government Agency Instruments:
   total market value $81,491,343) (A)                79,900             79,900
Paribas
   5.37%, dated 03/30/01, matures 04/02/01,
   repurchase price $24,911,143 (collateralized
   by U.S. Government Agency Instruments:
   total market value $24,398,259) (A)                24,900             24,900


                                    [LOGO] 73

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG CASH RESERVES FUND PBCXX

                                                     Face              Market
Description                                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  -- CONTINUED
UBS Warburg LLC
   5.35%, dated 03/30/01, matures 04/02/01,
   repurchase price $107,347,838 (collateralized
   by U.S. Government Agency Instruments:
   total market value $109,447,124) (A)             $107,300         $  107,300
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $638,500)                             638,500
                                                                     ----------
TOTAL INVESTMENTS -- 165.2% (COST $867,717)                             867,717
                                                                     ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (65.2%)
Payable for Capital Shares Redeemed                                    (340,452)
Other Assets and Liabilities, Net                                        (1,802)
                                                                     ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                                (342,254)
                                                                     ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million shares  -- $0.001 par value)
   based on
   525,393,862 outstanding shares of common stock                       525,395
Undistributed net investment income                                          74
Accumulated net realized loss on investments                                 (6)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $  525,463
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                                    $     1.00
                                                                     ==========

(A)   -- Tri-Party Repurchase Agreement

LLC   -- Limited Liability Company

    The accompanying notes are an integral part of the financial statements.


                                    [LOGO] 74

                                                            THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS

As of March 31, 2001

                                     PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.5%
SERVICES -- 11.5%
COMPUTER SERVICES -- 1.6%
Electronic Data Systems                              261,100         $   14,585
                                                                     ----------
                                                                         14,585
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.7%
eBay*                                                433,500             15,687
                                                                     ----------
                                                                         15,687
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 8.2%
Level 3 Communications*                               70,200              1,220
Qwest Communications International*                  549,300             19,253
Worldcom*                                          2,955,400             55,229
                                                                     ----------
                                                                         75,702
                                                                     ----------
TOTAL SERVICES (COST $108,749)                                          105,974
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 78.0%
APPLICATIONS SOFTWARE -- 3.8%
Microsoft*                                           262,600             14,361
Quest Software*                                      618,400             10,977
Siebel Systems*                                      354,300              9,637
                                                                     ----------
                                                                         34,975
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 3.0%
Ariba*                                               576,600              4,559
Commerce One*                                      2,067,500             19,290
I2 Technologies*                                     293,420              4,255
                                                                     ----------
                                                                         28,104
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.5%
Western Wireless*                                    110,700              4,497
                                                                     ----------
                                                                          4,497
--------------------------------------------------------------------------------
COMPUTERS -- 6.1%
Compaq Computer                                    1,210,600             22,033
Dell Computer*                                       991,100             25,459
Gateway*                                             543,700              9,140
                                                                     ----------
                                                                         56,632
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.4%
Brocade Communications Systems*                      217,600              4,546
Redback Networks*                                  1,330,300             17,400
                                                                     ----------
                                                                         21,946
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.8%
Veritas Software*                                    569,100             26,315
                                                                     ----------
                                                                         26,315
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 1.0%
DoubleClick*                                         774,500              8,955
                                                                     ----------
                                                                          8,955
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.3%
Rare Medium Group*                                 1,836,100         $    3,156
                                                                     ----------
                                                                          3,156
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.5%
Applied Micro Circuits*                              343,900              5,674
LSI Logic*                                           705,700             11,101
National Semiconductor*                              166,300              4,449
QLogic*                                              290,200              6,529
Texas Instruments                                    134,000              4,151
                                                                     ----------
                                                                         31,904
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
BMC Software*                                        229,800              4,941
Micromuse*                                           256,800              9,704
                                                                     ----------
                                                                         14,645
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.7%
Openwave Systems*                                    335,000              6,646
                                                                     ----------
                                                                          6,646
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.7%
Check Point Software Technologies*                    50,400              2,394
VeriSign*                                            121,032              4,289
                                                                     ----------
                                                                          6,683
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 8.5%
Cisco Systems*                                     3,095,100             48,941
Emulex*                                              436,600              8,214
Juniper Networks*                                    212,400              8,063
Oni Systems*                                         656,700             12,806
                                                                     ----------
                                                                         78,024
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 3.0%
Globespan*                                           920,700             20,140
Triquint Semiconductor*                              487,000              7,214
                                                                     ----------
                                                                         27,354
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.7%
KLA-Tencor*                                          308,000             12,127
Novellus Systems*                                    304,500             12,351
                                                                     ----------
                                                                         24,478
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 12.2%
Qualcomm*                                            978,700             55,419
Nokia OYJ  ADR                                       365,500              8,772
Telefonaktiebolaget LM Ericsson ADR                    6,202             34,695
Sonus Networks*                                      671,700             13,403
                                                                     ----------
                                                                        112,289
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 10.5%
Ciena*                                               809,900             33,813
Finisar*                                             661,700              6,348
Harmonic*                                          1,706,600              9,600
JDS Uniphase*                                      1,657,500             30,560
Luminent*                                            483,800              1,285
MRV Communications*                                2,153,900             15,010
                                                                     ----------
                                                                         96,616
--------------------------------------------------------------------------------

                                    [LOGO] 75

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS

As of March 31, 2001

PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX

                                                  Shares/Face          Market
Description                                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 6.1%
Amdocs*                                              108,000         $    5,173
Global Crossing*                                   1,098,900             14,824
Metromedia Fiber Network, Cl A*                    4,303,000             23,580
Time Warner Telecom, Cl A*                           356,700             12,975
                                                                     ----------
                                                                         56,552
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 2.6%
Exodus Communications*                             2,225,000             23,919
                                                                     ----------
                                                                         23,919
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 3.7%
Yahoo*                                             2,140,600             33,714
                                                                     ----------
                                                                         33,714
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.3%
RF Micro Devices*                                  1,815,600             21,220
                                                                     ----------
                                                                         21,220
                                                                     ----------
TOTAL TECHNOLOGY (COST $1,444,295)                                      718,624
                                                                     ----------
TOTAL COMMON STOCK (COST $1,553,044)                                    824,598
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.7%
J.P. Morgan
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $22,932,282 (collateralized
   by U.S. Government Agency Instruments:
   total market value $23,381,329) (A)               $22,922             22,922
UBS Warburg LLC
   5.29%, dated 03/30/01, matures 04/02/01,
   repurchase price $20,247,020 (collateralized
   by U.S. Government Agency Instruments:
   total market value $20,646,013) (A)                20,238             20,238
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $43,160)                               43,160
                                                                     ----------
TOTAL INVESTMENTS -- 94.2%  (COST $1,596,204)                         $  867,758
                                                                     ==========

Percentages are based on Net Assets of $921,137,235

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

LLC   -- Limited Liability Company

    The accompanying notes are an integral part of the financial statements.

                                    [LOGO] 76

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.6%
BASIC MATERIALS -- 1.8%
ADVANCED MATERIALS/PRODUCTS -- 0.3%
Coorstek*                                              9,600         $      265
                                                                     ----------
                                                                            265
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.3%
Solutia                                               19,600                239
                                                                     ----------
                                                                            239
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.0%
Crompton                                              40,100                449
Cytec Industries*                                      9,100                291
                                                                     ----------
                                                                            740
--------------------------------------------------------------------------------
METAL-ALUMINUM -- 0.1%
Commonwealth Industries                                9,500                 42
                                                                     ----------
                                                                             42
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.1%
Louisiana-Pacific                                      8,600                 83
                                                                     ----------
                                                                             83
                                                                     ----------
TOTAL BASIC MATERIALS (COST $1,430)                                       1,369
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.9%
APPAREL MANUFACTURERS -- 0.7%
Gymboree*                                             19,300                193
Tommy Hilfiger*                                       28,400                365
                                                                     ----------
                                                                            558
--------------------------------------------------------------------------------
ATHLETIC EQUIPMENT -- 0.7%
Direct Focus*                                         22,350                559
                                                                     ----------
                                                                            559
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.7%
Harman International                                  43,500              1,113
Polycom*                                              16,600                205
                                                                     ----------
                                                                          1,318
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
Tower Automotive*                                     13,900                149
Visteon                                                8,900                134
                                                                     ----------
                                                                            283
--------------------------------------------------------------------------------
BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.1%
Coachmen Industries                                   11,000                 98
                                                                     ----------
                                                                             98
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.1%
Centex                                                 2,500                104
                                                                     ----------
                                                                            104
--------------------------------------------------------------------------------
CABLE TV -- 1.3%
Insight Communications*                               22,200                588
Lodgenet Entertainment*                               21,400                313
Mediacom Communications*                               3,100                 61
                                                                     ----------
                                                                            962
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.7%
Bell Microproducts*                                   46,200         $      523
                                                                     ----------
                                                                            523
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.9%
1-800 Contacts*                                       30,400                695
                                                                     ----------
                                                                            695
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.8%
Skechers U.S.A., Cl A*                                25,000                600
                                                                     ----------
                                                                            600
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.4%
Zomax*                                                53,800                276
                                                                     ----------
                                                                            276
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.7%
Journal Register*                                      6,300                103
Pulitzer                                               7,700                427
                                                                     ----------
                                                                            530
--------------------------------------------------------------------------------
RACETRACKS -- 0.1%
Dover Downs Entertainment                              6,400                 80
                                                                     ----------
                                                                             80
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.2%
Six Flags*                                             8,100                157
                                                                     ----------
                                                                            157
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.3%
Ann Taylor Stores*                                     5,100                135
Christopher & Banks*                                  28,575                861
                                                                     ----------
                                                                            996
--------------------------------------------------------------------------------
RETAIL-BOOKSTORE -- 0.4%
Barnes & Noble*                                       12,100                289
                                                                     ----------
                                                                            289
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.7%
Insight Enterprises*                                  19,300                408
PC Connection*                                        11,200                107
                                                                     ----------
                                                                            515
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.4%
Tweeter Home Entertainment Group*                     16,000                311
                                                                     ----------
                                                                            311
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.4%
Casey's General Stores                                23,100                276
                                                                     ----------
                                                                            276
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.4%
AFC Enterprises*                                       5,100                 98
Krispy Kreme Doughnuts*                               17,900                644
Outback Steakhouse*                                    7,600                194
P.F. Chang's China Bistro*                            16,800                588
Panera Bread Company, Cl A*                           19,300                516
Papa John's International*                             7,300                174
Wendy's International                                 18,600                415
                                                                     ----------
                                                                          2,629
--------------------------------------------------------------------------------


                                    [LOGO] 77

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
TELEVISION -- 1.5%
Acme Communications*                                  23,800         $      251
Paxson Communications*                                31,300                305
Pegasus Communications*                                4,600                106
Young Broadcasting, Cl A*                             16,100                505
                                                                     ----------
                                                                          1,167
                                                                     ----------
Total Consumer Cyclical (Cost $11,622)                                   12,926
                                                                     ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.0%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.2%
Playtex Products*                                     17,300                159
                                                                     ----------
                                                                            159
--------------------------------------------------------------------------------
FOOD-BAKING -- 0.8%
Earthgrains                                           19,800                421
Interstate Bakeries                                   13,700                209
                                                                     ----------
                                                                            630
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.0%
Dole Food                                             11,800                190
Hain Celestial Group*                                 18,600                539
                                                                     ----------
                                                                            729
                                                                     ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,534)                                 1,518
                                                                     ----------
--------------------------------------------------------------------------------
ENERGY -- 7.2%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.6%
Comstock Resources*                                   11,100                125
DevX Energy*                                           2,000                 17
Forest Oil*                                            2,350                 70
Louis Dreyfus Natural Gas*                             3,600                133
Newfield Exploration*                                  3,400                119
Noble Affiliates                                       4,700                196
Ocean Energy                                          14,600                242
Unit*                                                 16,400                271
Westport Resources*                                    3,200                 67
                                                                     ----------
                                                                          1,240
--------------------------------------------------------------------------------
OIL FIELD MACHINES & EQUIPMENT -- 0.8%
Grant Prideco*                                        22,700                390
Hydril*                                                8,300                190
                                                                     ----------
                                                                            580
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.3%
Atwood Oceanics*                                      13,900                569
Pride International*                                  16,400                390
                                                                     ----------
                                                                            959
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.4%
Tesoro Petroleum*                                     22,400                279
Valero Energy                                          1,700                 60
                                                                     ----------
                                                                            339
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.3%
CAL Dive International*                                8,400                213
Friede Goldman International*                         51,900                127
Global Industries*                                    27,500                401
Hanover Compressor*                                   14,900                472
Key Energy Services*                                  24,600                263
Newpark Resources*                                    34,300                308
                                                                     ----------
                                                                          1,784
--------------------------------------------------------------------------------
PIPELINES -- 0.6%
Kinder Morgan                                          4,000                213
Midcoast Energy Resources                              9,400                249
                                                                     ----------
                                                                            462
--------------------------------------------------------------------------------
SEISMIC DATA COLLECTION -- 0.2%
Seitel*                                                8,300                154
                                                                     ----------
                                                                            154
                                                                     ----------
TOTAL ENERGY (COST $4,901)                                                5,518
                                                                     ----------
--------------------------------------------------------------------------------
FINANCIAL -- 9.4%
COMMERCIAL BANKS-EASTERN US -- 0.2%
Banknorth Group                                        8,800                175
                                                                     ----------
                                                                            175
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 1.3%
Bancwest                                              21,800                523
City National                                         11,074                425
Greater Bay Bancorp                                    1,500                 38
                                                                     ----------
                                                                            986
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.3%
Morgan Keegan                                          7,900                214
                                                                     ----------
                                                                            214
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.1%
Affiliated Managers Group*                            11,900                559
Federated Investors, Cl B                             12,000                340
                                                                     ----------
                                                                            899
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.7%
Liberty Financial                                      2,800                117
Mony Group                                             2,500                 83
Stancorp Financial Group                               3,800                160
Torchmark                                              5,700                221
                                                                     ----------
                                                                            581
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
HCC Insurance Holdings                                18,400                487
                                                                     ----------
                                                                            487
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.5%
Fidelity National Financial                            8,000                214
First American Financial                               5,700                148
                                                                     ----------
                                                                            362
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.3%
Trammell Crow*                                        17,100                204
                                                                     ----------
                                                                            204
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%
Annuity and Life                                      10,400                309
Trenwick Group                                         7,500                148
                                                                     ----------
                                                                            457
--------------------------------------------------------------------------------


                                    [LOGO] 78

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.1%
Pennsylvania Real Estate Investment Trust              2,400         $       50
                                                                     ----------
                                                                             50
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.1%
Pinnacle Holdings*                                     9,600                 85
                                                                     ----------
                                                                             85
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.3%
Annaly Mortgage Management                            14,000                158
Anthracite Capital                                    10,400                100
                                                                     ----------
                                                                            258
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.4%
Mack-Cali Realty                                      10,700                289
                                                                     ----------
                                                                            289
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.2%
CBL & Associates Properties                            4,900                130
                                                                     ----------
                                                                            130
--------------------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.4%
JP Realty                                             14,700                286
                                                                     ----------
                                                                            286
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.1%
Commercial Federal                                     4,800                107
                                                                     ----------
                                                                            107
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.4%
Berkshire Hills Bancorp                               12,500                231
Dime Bancorp                                          14,900                488
Roslyn Bancorp                                         7,700                173
Woronoco Bancorp                                       9,000                140
                                                                     ----------
                                                                          1,032
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.3%
Ocwen Financial*                                      30,300                257
                                                                     ----------
                                                                            257
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.5%
Golden State Bancorp                                  11,100                310
Washington Federal                                     1,580                 39
                                                                     ----------
                                                                            349
                                                                     ----------
TOTAL FINANCIAL (COST $5,708)                                             7,208
                                                                     ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 17.6%
DENTAL SUPPLIES & Equipment -- 0.1%
Align Technology*                                     13,800                100
                                                                     ----------
                                                                            100
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.0%
Hooper Holmes                                         84,800                728
                                                                     ----------
                                                                            728
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.2%
Dendrite International*                               10,200                143
                                                                     ----------
                                                                            143
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.8%
Surmodics*                                            16,600                598
                                                                     ----------
                                                                            598
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.1%
Covance*                                              26,900                346
Dianon Systems*                                       15,000                448
Impath*                                               18,200                844
                                                                     ----------
                                                                          1,638
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.2%
Aclara BioSciences*                                    7,400                 41
Arena Pharmaceuticals*                                 1,800                 32
Arqule*                                               22,200                294
Inhale Therapeutic Systems*                            5,500                118
Myriad Genetics*                                      11,100                450
                                                                     ----------
                                                                            935
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.0%
Adolor                                                 7,500                147
Celgene*                                               8,800                220
Cephalon*                                              1,300                 63
Cima Labs*                                            15,800                982
First Horizon Pharmaceutical*                         22,100                461
Intrabiotics Pharmaceuticals*                          4,000                  9
Pain Therapeutics*                                     5,000                 52
Priority Healthcare, Cl B*                             4,400                166
Taro Pharmaceutical Industries*                        5,000                219
                                                                     ----------
                                                                          2,319
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.2%
Alpharma, Cl A                                        26,900                881
                                                                     ----------
                                                                            881
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.7%
Health Net*                                           18,600                383
Humana*                                               15,100                158
                                                                     ----------
                                                                            541
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.8%
Province Healthcare*                                  13,800                420
Triad Hospitals*                                       5,700                161
                                                                     ----------
                                                                            581
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.8%
Beverly Enterprises*                                  38,000                304
Manor Care*                                           14,900                304
                                                                     ----------
                                                                            608
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.2%
Lincare Holdings*                                      3,500                185
                                                                     ----------
                                                                            185
--------------------------------------------------------------------------------

                                    [LOGO] 79

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.5%
Haemonetics*                                          34,200         $    1,132
North American Scientific*                            35,100                371
PSS World Medical*                                    16,100                 72
Zoll Medical*                                          9,000                314
                                                                     ----------
                                                                          1,889
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.5%
AdvancePCS*                                           11,100                602
Omnicare                                              26,500                568
                                                                     ----------
                                                                          1,170
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.9%
Healthsouth*                                          16,100                208
RehabCare Group*                                      11,100                457
                                                                     ----------
                                                                            665
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.3%
Edwards Lifesciences*                                 12,400                243
                                                                     ----------
                                                                            243
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.3%
Inspire Pharmaceuticals*                               7,400                 50
Tularik*                                               8,600                163
                                                                     ----------
                                                                             213
                                                                     ----------
TOTAL HEALTH CARE (COST $12,126)                                         13,437
                                                                     ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.9%
AEROSPACE/DEFENSE -- 0.4%
Teledyne Technologies*                                19,500                273
                                                                     ----------
                                                                            273
--------------------------------------------------------------------------------
BUILDING PRODUCTS-AIR & HEATING -- 0.5%
York International                                    14,500                401
                                                                     ----------
                                                                            401
--------------------------------------------------------------------------------
CERAMIC PRODUCTS -- 0.1%
Dal-Tile International*                                4,500                 68
                                                                     ----------
                                                                             68
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.5%
DDI*                                                   8,000                135
Manufacturers Services*                               70,100                210
SMTC*                                                  6,100                 18
                                                                     ----------
                                                                            363
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 0.9%
Bemis                                                 16,100                533
Sonoco Products                                        5,500                118
                                                                     ----------
                                                                            651
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.3%
ITT Industries                                         5,500                213
                                                                     ----------
                                                                            213
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.7%
CTS                                                   20,700                430
Planar Systems*                                       10,000                128
                                                                     ----------
                                                                            558
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.1%
Measurement Specialties*                              19,300                371
Molecular Devices*                                     9,700                441
                                                                     ----------
                                                                            812
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.7%
Kent Electronics*                                     20,600                371
NU Horizons*                                          15,350                136
                                                                     ----------
                                                                            507
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.4%
Stericycle*                                            7,500                335
                                                                     ----------
                                                                            335
--------------------------------------------------------------------------------
METAL PROCESSORS & Fabricators -- 0.3%
Wolverine Tube*                                       19,200                243
                                                                     ----------
                                                                            243
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.6%
Aptargroup                                            14,900                454
                                                                     ----------
                                                                            454
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.6%
Republic Services*                                     8,700                163
Waste Connections*                                    10,800                311
                                                                     ----------
                                                                            474
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.5%
Power-One*                                            27,500                399
                                                                     ----------
                                                                            399
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.3%
NS Group*                                             23,600                263
                                                                     ----------
                                                                            263
                                                                     ----------
TOTAL INDUSTRIAL (COST $6,829)                                            6,014
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES -- 5.3%
ADVERTISING AGENCIES -- 0.3%
True North Communications                              6,200                234
                                                                     ----------
                                                                            234
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 0.2%
R.H. Donnelley                                         4,000                116
                                                                     ----------
                                                                            116
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.4%
Manhattan Associates*                                 19,300                300
                                                                     ----------
                                                                            300
--------------------------------------------------------------------------------


                                   [LOGO] 80

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.1%
Comdisco                                               5,800         $       46
Corporate Executive Board*                            16,600                501
Forrester Research*                                   10,100                241
KPMG Consulting*                                      10,600                138
Professional Detailing*                                7,400                457
Watson & Wyatt*                                       11,900                192
                                                                     ----------
                                                                          1,575
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.1%
Catalina Marketing*                                    2,000                 65
                                                                     ----------
                                                                             65
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.5%
Resources Connection*                                 16,600                367
                                                                     ----------
                                                                            367
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.0%
Albany Molecular Research*                            17,900                627
Pharmaceutical Product Development*                    4,000                169
                                                                     ----------
                                                                            796
--------------------------------------------------------------------------------
SCHOOLS -- 0.7%
Career Education*                                     11,100                558
                                                                     ----------
                                                                            558
                                                                     ----------
TOTAL SERVICES (COST $3,511)                                              4,011
                                                                     ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 20.0%
APPLICATIONS SOFTWARE -- 2.4%
Actuate*                                              22,100                211
Caminus*                                              19,200                392
Compuware*                                            27,900                272
EXE Technologies*                                      3,600                 24
J.D. Edwards*                                         15,500                151
MapInfo*                                              16,700                296
Silverstream Software*                                51,900                491
Sonic Foundry*                                         3,000                  5
                                                                     ----------
                                                                          1,842
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.5%
Avid Technology**                                      5,500                 74
MetaSolv*                                              8,100                114
Ulticom*                                              12,700                234
                                                                     ----------
                                                                            422
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.5%
Aspen Technology*                                     16,400                392
                                                                     ----------
                                                                            392
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.5%
BindView Development*                                116,000                359
                                                                     ----------
                                                                            359
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.7%
Catapult Communications*                              23,200         $      592
Diebold                                               10,200                280
Synplicity*                                           33,200                459
                                                                     ----------
                                                                          1,331
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.8%
Maxtor*                                               66,400                465
Western Digital*                                      24,100                115
                                                                     ----------
                                                                            580
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.3%
SONICblue*                                            53,900                256
                                                                     ----------
                                                                            256
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.9%
Documentum*                                           13,000                143
eFunds*                                               21,600                416
eXcelon                                               12,000                 25
Fair Isaac & Company                                  12,000                702
Reynolds & Reynolds, Cl A                              8,100                156
                                                                     ----------
                                                                          1,442
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.0%
Alpha Industries*                                     18,400                290
AXT*                                                  11,400                171
Microchip Technology*                                 12,096                306
Microsemi*                                            11,100                311
Transwitch*                                           21,900                287
Zoran*                                                 8,800                135
                                                                     ----------
                                                                          1,500
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
AremisSoft*                                           22,100                287
JDA Software Group*                                   44,600                510
Manugistics Group*                                    23,800                436
                                                                     ----------
                                                                          1,233
--------------------------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 1.2%
Matrixone*                                            13,800                235
Netegrity*                                             7,800                192
Verity*                                               20,500                465
                                                                     ----------
                                                                            892
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.1%
Avocent*                                              39,952                871
                                                                     ----------
                                                                            871
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.7%
Aeroflex*                                             20,800                215
Cabletron Systems*                                     7,500                 97
Extreme Networks*                                     13,800                210
                                                                     ----------
                                                                            522
--------------------------------------------------------------------------------

                                   [LOGO] 81

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG STRATEGIC SMALL COMPANY FUND PSSCX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.7%
Anadigics*                                             5,900                 78
Elantec Semiconductor*                                17,200                457
Exar*                                                 19,600                385
Integrated Circuit Systems*                            3,600                 58
Triquint Semiconductor*                               19,300                286
                                                                     ----------
                                                                          1,264
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.2%
LTX*                                                  10,000                187
                                                                     ----------
                                                                            187
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
Adtran*                                               10,600                260
Anaren Microwave*                                     28,900                363
Digital Lightwave*                                    14,400                257
Tollgrade Communications*                              6,500                167
Tut Systems*                                          13,200                 41
Westell Technologies*                                  8,400                 28
                                                                     ----------
                                                                           1,116
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 0.7%
Corvis                                                17,500                123
Harmonic*                                              8,900                 50
Newport                                               11,300                331
                                                                     ----------
                                                                            504
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.6%
Metro One Telecommunications*                         14,900                488
Savvis Communications*                                13,700                  6
                                                                     ----------
                                                                            494
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.1%
Western Multiplex Cl A*                                9,700                 76
                                                                     ----------
                                                                             76
                                                                     ----------
TOTAL TECHNOLOGY (COST $19,711)                                          15,283
                                                                     ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.3%
Airlines -- 0.6%
Frontier Airlines*                                    25,000                305
Midway Airlines*                                      32,000                160
                                                                     ----------
                                                                            465
--------------------------------------------------------------------------------
TRANSPORTATION-AIR FREIGHT -- 0.6%
EGL*                                                  18,800                458
                                                                     ----------
                                                                            458
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 1.1%
Covenant Transportation, Cl A*                        14,900                203
Hunt (J.B.) Transportation Services                    7,500                117
Landstar System*                                       1,600                108
Swift Transportation*                                  6,900                128
US Xpress Enterprises, Cl A*                          31,500                193
Usfreightways                                          3,600                113
                                                                     ----------
                                                                            862
                                                                     ----------
TOTAL TRANSPORTATION (COST $2,117)                                        1,785
                                                                     ----------
--------------------------------------------------------------------------------
UTILITIES -- 2.2%
ELECTRIC-INTEGRATED -- 1.2%
CMS Energy                                            10,300                305
Idacorp                                                4,000                153
Madison Gas & Electric                                   500                 12
Western Resources                                     17,800                425
                                                                     ----------
                                                                            895
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.7%
Atmos Energy                                           6,300                150
Semco Energy                                           8,700                124
UGI                                                   10,500                257
                                                                     ----------
                                                                            531
--------------------------------------------------------------------------------
WATER -- 0.3%
Philadelphia Suburban                                  9,375                221
                                                                     ----------
                                                                            221
                                                                     ----------
TOTAL UTILITIES (COST $1,400)                                             1,647
                                                                     ----------
TOTAL COMMON STOCK (COST $70,889)                                        70,716
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.7%
Morgan Stanley
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $5,837,184 (collateralized
   by U.S. Government Agency Instruments:
   total market value $5,954,029) (A)  $5,835                             5,835
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $5,835)                                  5,835
                                                                     ----------
TOTAL INVESTMENTS -- 100.3%  (COST $76,724)                              76,551
                                                                     ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
Total Other Assets and Liabilities, Net                                    (220)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million shares  --
   $0.001 par value) based on
   6,319,904 oustanding shares of common stock                           83,855
Accumulated net investment loss                                              (3)
Accumulated net realized loss on investments                             (7,348)
Net unrealized depreciation on investments                                 (173)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $   76,331
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE                                                  $    12.08
                                                                     ==========

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

    The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 82

                                                            THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS

As of March 31, 2001

                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.2%
AUSTRALIA -- 0.2%
QBE Insurance Group                                   15,000         $       80
                                                                     ----------
                                                                             80
--------------------------------------------------------------------------------
BRAZIL -- 0.7%
Cia Paranaense de Energia ADR                         21,000                174
Tele Norte Leste Participacoes ADR                    11,170                182
                                                                     ----------
                                                                            356
--------------------------------------------------------------------------------
CANADA -- 0.6%
Celestica*                                             3,100                 85
GT Group Telecom*                                     36,700                200
                                                                     ----------
                                                                            285
--------------------------------------------------------------------------------
DENMARK -- 0.1%
Carlsberg A/S                                            754                 34
Tele Danmark A/S                                       1,128                 40
                                                                     ----------
                                                                             74
--------------------------------------------------------------------------------
FINLAND -- 3.7%
Nokia Oyj ADR                                         75,400              1,810
Sonera Oyj                                             2,298                 17
                                                                     ----------
                                                                          1,827
--------------------------------------------------------------------------------
FRANCE -- 1.4%
Alcatel Alsthom                                        1,157                 35
Alcatel Alsthom ADR                                   11,200                322
Cap Gemini                                               668                 77
Carrefour Supermarche                                  2,185                119
Vivendi Universal                                      2,204                134
                                                                     ----------
                                                                            687
--------------------------------------------------------------------------------
GERMANY -- 3.4%
Deutsche Telekom ADR*                                 19,900                461
Epcos                                                  1,224                 70
Infineon Technologies                                 26,300                995
Siemens                                                1,379                143
                                                                     ----------
                                                                          1,669
--------------------------------------------------------------------------------
HONG KONG -- 6.1%
Cheung Kong                                            7,000                 73
China Mobile ADR*                                     67,800              1,492
China Unicom ADR*                                    136,700              1,476
                                                                     ----------
                                                                          3,041
--------------------------------------------------------------------------------
HUNGARY -- 0.1%
Matav Rt ADR                                           3,000                 44
                                                                     ----------
                                                                             44
--------------------------------------------------------------------------------
ITALY -- 0.3%
Telecom Italia SpA                                    17,303                174
                                                                     ----------
                                                                            174
--------------------------------------------------------------------------------
JAPAN -- 6.1%
Crosswave Communications*                             77,000                202
Fanuc                                                  1,000                 56
Fuji Machine Manufacturing                             3,000                 76
Fuji Photo Film                                        4,000                148
Fujitsu                                               40,000                533
Furukawa Electric                                     30,000                311
Matsushita Communication                               1,000                 65
Mitsui                                                27,000                144
Murata Manufacturing                                   1,000                 83
Nippon Telegraph & Telephone                              16                102
Nippon Telegraph & Telephone ADR                      20,000                646
NTT Docomo                                                 5                 87
Omron                                                  5,000                 84
Rohm                                                     400                 67
Sony                                                   6,000                426
                                                                     ----------
                                                                          3,030
--------------------------------------------------------------------------------
NETHERLANDS -- 2.7%
ASM Lithography Holding ADR*                          38,400                833
Elsevier                                              12,937                168
Equant ADR*                                            2,842                 68
Koninklijke Philips Electronics                        2,689                 74
KPNQwest ADR                                          14,400                149
Vedior                                                 6,068                 70
                                                                     ----------
                                                                          1,362
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.1%
Telecom Corporation of New Zealand                    25,100                 59
                                                                     ----------
                                                                             59
--------------------------------------------------------------------------------
PORTUGAL -- 0.0%
Portugal Telecom*                                      4,465                 38
                                                                     ----------
                                                                             38
--------------------------------------------------------------------------------
SINGAPORE -- 0.8%
Chartered Semiconductor Manufacturing ADR*            11,800                284
Oversea-Chinese Banking                                7,000                 45
Singapore Press Holdings                               4,900                 54
                                                                     ----------
                                                                            383
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.0%
Korea Electric Power ADR                              14,600                119
Korea Telecom ADR                                     17,300                402
                                                                     ----------
                                                                            521
--------------------------------------------------------------------------------
SPAIN -- 2.5%
Telefonica ADR*                                       14,982                718
Telefonica*                                            8,012                129
Terra Networks ADR*                                   44,100                407
                                                                     ----------
                                                                          1,254
--------------------------------------------------------------------------------
SWEDEN -- 2.4%
Telefonaktiebolaget LM Ericsson                       10,267                 56
Telefonaktiebolaget LM Ericsson ADR                  201,100              1,125
                                                                     ----------
                                                                          1,181
--------------------------------------------------------------------------------


                                   [LOGO] 83

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS

As of March 31, 2001

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX

                                                                       Market
Description                                           Shares         Value (000)
--------------------------------------------------------------------------------
TAIWAN -- 1.2%
Taiwan Semiconductor Manufacturing ADR*               14,900         $      291
United Microelectronics ADR*                          33,500                314
                                                                     ----------
                                                                            605
--------------------------------------------------------------------------------
UNITED KINGDOM -- 5.7%
Autonomy Corporation Plc ADR*                         19,000                194
Autonomy Corporation Plc*                              1,300                 13
Billiton Plc                                          20,000                 91
Cable & Wireless Plc                                   7,000                 47
Colt Telecom Group Plc ADR*                            3,000                127
Colt Telecom Group Plc*                                1,700                 18
EMI Group Plc                                          5,600                 36
MAN Group Plc                                         10,000                118
Marconi Plc ADR                                       77,550                776
Peninsular & Orient Steam Navigation                  10,900                 41
Sainsbury (J) Plc                                     13,000                 71
TeleCity Plc*                                          5,000                 21
Vodafone Group Plc                                    32,600                 89
Vodafone Group Plc ADR                                43,500              1,181
                                                                     ----------
                                                                          2,823
--------------------------------------------------------------------------------
UNITED STATES -- 51.1%
Altera*                                               26,200                562
American Tower*                                       25,800                477
AOL Time Warner*                                      14,000                562
Applied Micro Circuits*                               45,600                752
Brocade Communications Systems*                       29,100                608
Centillium Communications*                            15,300                374
Ciena*                                                30,200              1,261
Cisco Systems*                                       108,500              1,716
Comcast, Cl A*                                        31,200              1,308
Compaq Computer                                       38,700                704
Dell Computer*                                        14,900                383
Exodus Communications*                               132,800              1,428
Gateway*                                              39,100                657
JDS Uniphase*                                         76,500              1,410
Juniper Networks*                                     18,800                714
McLeodUSA*                                            17,900                156
Metromedia Fiber Network*                            197,500              1,082
Microsoft*                                            10,600                580
Motorola                                              41,200                588
New Focus*                                            14,800                185
NTL*                                                  17,500                440
Oni Systems*                                          28,300                552
Openwave Systems*                                     10,500                208
PMC -- Sierra*                                        18,400                455
Qualcomm*                                             16,600                940
Qwest Communications International*                   32,200              1,128
--------------------------------------------------------------------------------
Rambus*                                               27,700                571
Redback Networks*                                     47,200                617
RF Micro Devices*                                     50,100                586
SBA Communications*                                   24,700                391
Sonus Networks*                                       44,700                892
Time Warner Telecom*                                  16,900                615
TMP Worldwide*                                        20,900                785
Western Wireless*                                     31,500              1,279
Xilinx*                                               15,900                558
                                                                     ----------
                                                                         25,524
                                                                     ----------
TOTAL COMMON STOCK (COST $73,113)                                        45,017
                                                                     ----------
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
GERMANY -- 0.2%
Marshollek Lauten                                      1,092                110
                                                                     ----------
TOTAL PREFERRED STOCK (COST $30)                                            110
                                                                     ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.6%
J.P. Morgan
   5.27%, dated 03/30/01, matures 04/02/01,
   repurchase price $4,311,767 (collateralized
   by U.S. Government Agency Instruments:
   total market value $4,396,719) (A)                 $4,310              4,310
                                                                     ----------
TOTAL REPURCHASE AGREEMENT (COST $4,310)                                  4,310
                                                                     ----------
TOTAL INVESTMENTS -- 99.0% (COST $77,453)                                49,437
                                                                     ----------
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 1.0%
TOTAL OTHER ASSETS & LIABILITIES, NET                                       472
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million shares - $0.001 par value)
   based on
   10,081,741 oustanding shares of common stock                         113,484
Accumulated net investment loss                                             (17)
Accumulated net realized loss on investments                            (35,542)
Net unrealized depreciation on investments                              (28,016)
                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                           $   49,909
                                                                     ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                        $     4.95
                                                                     ==========

*    Non-Income Producing Security

(A)   -- Tri-Party Repurchase Agreement

ADR   -- American Depository Receipt

Cl    -- Class

Plc   -- Public Limited Company

    The accompanying notes are an integral part of the financial statements.

                                   [LOGO] 84

                                                            THE PBHG FUNDS, INC.

                                                 SECTOR/INDUSTRY DIVERSIFICATION

As of March 31, 2001 (Unaudited)

                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX

                                                      Market            % of
                                                   Value (000)       Net Assets
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCK
BASIC MATERIALS
Diversified Minerals                                 $    91                0.2%
                                                    --------             ------
TOTAL BASIC MATERIALS                                     91                0.2
                                                    --------             ------
CONSUMER CYCLICAL
Audio/Video Products                                     426                0.9
Cable TV                                               1,308                2.6
Leisure & Recreation Products                             36                0.1
Multimedia                                               562                1.1
Publishing-Newspapers                                     54                0.1
Publishing-Periodicals                                   168                0.3
                                                    --------             ------
TOTAL CONSUMER CYCLICAL                                2,554                5.1
                                                    --------             ------
CONSUMER NON-CYCLICAL
Brewery                                                   34                0.1
Food-Retail                                              191                0.4
Import/Export                                            144                0.3
                                                    --------             ------
TOTAL CONSUMER NON-CYCLICAL                              369                0.8
                                                    --------             ------
FINANCIAL
Finance-Other Services                                  118                 0.2
Investment Management/Advisory Services                  110                0.2
Money Center-Banks                                        45                0.1
Property/Casualty Insurance                               80                0.2
Real Estate Operations/Development                        73                0.1
                                                    --------             ------
TOTAL FINANCIAL                                          426                0.8
                                                    --------             ------
INDUSTRIAL
Diversified Manufacturing Operations                     143                0.3
Electronic Components-Miscellaneous                      454                0.9
Machinery-Material Handling                               76                0.2
Photography Equipment & Supplies                         148                0.3
Wire & Cable Products                                    311                0.6
                                                    --------             ------
TOTAL INDUSTRIAL                                       1,132                2.3
                                                    --------             ------
SERVICES
Computer Services                                         77                0.1
Diversified Operations/Commercial Services               134                0.3
E-Commerce/Services                                      785                1.6
Human Resources                                           70                0.1
Telephone-Integrated                                   4,658                9.3
                                                    --------             ------
TOTAL SERVICES                                         5,724               11.4
                                                    --------             ------
TECHNOLOGY
Applications Software                                    580                1.2%
Cellular Telecommunications                            4,129                8.3
Computers                                              1,744                3.5
Computers-Integrated Systems                           1,827                3.6
Data Processing/Management                               207                0.4
Electronic Components-Semiconductors                   4,245                8.5
Internet Infrastructure Equipment                        395                0.8
Internet Infrastructure Software                         208                0.4
Networking Products                                    2,981                6.0
Semiconductor Components-Integrated Circuits             604                1.2
Semiconductor Equipment                                  833                1.7
Telecommunications Equipment-Fiber Optics              2,856                5.7
Telecommunications Services                            3,992                8.0
Telecommunications Equipment                           6,020               12.1
Web Hosting/Design                                     1,428                2.8
Web Portals/ISP                                          407                0.8
Wireless Equipment                                     2,041                4.1
                                                    --------             ------

TOTAL TECHNOLOGY                                      34,497               69.1
                                                    --------             ------
TRANSPORTATION
Transportation-Marine                                     41                0.1
                                                    --------             ------
TOTAL TRANSPORTATION                                      41                0.1
                                                    --------             ------
UTILITIES
Electric-Integrated                                      293                0.6
                                                    --------             ------
TOTAL UTILITIES                                          293                0.6
                                                    --------             ------
TOTAL COMMON & PREFERRED STOCK                        45,127               90.4
TOTAL REPURCHASE AGREEMENT                             4,310                8.6
TOTAL OTHER ASSETS & LIABILITIES, NET                    472                1.0
                                                    --------             ------
TOTAL NET ASSETS                                     $49,909              100.0%
                                                    ========             ======


                                   [LOGO] 85

THE PBHG FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (000)

March 31, 2001

                                                                 -------------    ------------    -----------
                                                                                      PBHG           PBHG
                                                                     PBHG           Emerging         Core
                                                                    Growth           Growth         Growth
                                                                     Fund             Fund           Fund
                                                                 -------------    ------------    -----------
ASSETS:
     Investment securities, at cost(1)                           $   2,911,937    $    617,904    $    80,995
                                                                 =============    ============    ===========
     Investment securities, at market value(1)                   $   2,688,060    $    524,983    $    61,087
     Dividends and interest receivable                                   3,322             581             46
     Receivable for capital shares sold                                305,147          29,714            807
     Receivable for investment securities sold                          14,406           2,965          4,036
                                                                 -------------    ------------    -----------
     Total Assets                                                    3,010,935         558,243         65,976
                                                                 -------------    ------------    -----------
LIABILITIES:
     Payable for investment securities purchased                        45,107           8,994          2,494
     Payable for capital shares redeemed                                 8,779          10,149             29
     Accrued expenses                                                    4,544             806             94
                                                                 -------------    ------------    -----------
     Total Liabilities                                                  58,430          19,949          2,617
                                                                 -------------    ------------    -----------
NET ASSETS:
     Fund Shares of PBHG Class                                       3,908,030         747,455        125,627
     Fund Shares of Advisor Class                                       98,702              --             --
     Undistributed net investment income/accumulated
       net investment loss                                                   --             --              6
     Accumulated net realized loss on investments                     (830,350)       (116,240)       (42,366)
     Net unrealized appreciation (depreciation) on investments        (223,877)        (92,921)       (19,908)
                                                                 -------------    ------------    -----------
     NET ASSETS                                                  $   2,952,505    $    538,294    $    63,359
                                                                 =============    ============    ===========
     Outstanding shares of Common Stock -- PBHG Class(2)           132,638,490      33,726,657      5,920,232

     Outstanding shares of Common Stock -- Advisor Class(3)          3,236,706              --             --

     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- PBHG CLASS                             $       21.74    $      15.96    $     10.70
                                                                 =============    ============    ===========
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- ADVISOR CLASS                          $       21.46              --             --
                                                                 =============    ============    ===========



Amounts designated as "--" are either $0 or have been rounded to $0

(1) Includes repurchase agreements amounting to $511,162 for the PBHG Growth Fund, $95,142 for the PBHG Emerging Growth Fund, $7,743 for the PBHG Core Growth Fund, $1,779 for the PBHG New Opportunities Fund, $31,908 for the PBHG Large Cap Value Fund, $24,713 for the PBHG Mid-Cap Value Fund, $12,655 for the PBHG Small Cap Value Fund, and $43,160 for the PBHG Technology & Communications Fund.

(2) The PBHG Growth Fund is authorized to issue 400 million shares at $0.001 par value. The PBHG Emerging Growth Fund, PBHG Core Growth Fund, PBHG New Opportunities Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, and Technology & Communications Fund are each authorized to issue 200 million shares at $0.001 par value.

(3) The PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Core Growth Fund, PBHG New Opportunities Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, and PBHG Technology & Communications Fund are each authorized to issue 200 million shares at $0.001 par value.


The accompanying notes are an integral part of the financial statements.



                                   [LOGO] 86

                                                            The PBHG Funds, Inc.



                                                               -----------   -----------   -----------   -----------   ------------
                                                                  PBHG           PBHG         PBHG          PBHG          PBHG
                                                                  New          Large Cap     Mid-Cap      Small Cap    Technology &
                                                              Opportunities      Value        Value         Value     Communications
                                                                  Fund           Fund         Fund          Fund          Fund
                                                               -----------   -----------   -----------   -----------   ------------
ASSETS:
     Investment securities, at cost(1)                         $    72,174   $   427,488   $   216,125   $   239,255   $ 1,596,204
                                                               ===========   ===========   ===========   ===========   ===========
     Investment securities, at market value(1)                 $    64,075   $   429,955   $   228,320   $   240,236   $   867,758
     Dividends and interest receivable                                  20           575           329           228           780
     Receivable for capital shares sold                                  7         4,841         2,243        11,200        44,532
     Receivable for investment securities sold                       3,996        75,053        33,430         4,856        45,548
                                                               -----------   -----------   -----------   -----------   -----------
     Total Assets                                                   68,098       510,424       264,322       256,520       958,618
                                                               -----------   -----------   -----------   -----------   -----------
LIABILITIES:
     Payable for investment securities purchased                     2,506        84,014        32,659         3,193        30,485
     Payable for capital shares redeemed                               160           425           257           831         5,523
     Accrued expenses                                                   75           471           289           408         1,473
                                                               -----------   -----------   -----------   -----------   -----------
     Total Liabilities                                               2,741        84,910        33,205         4,432        37,481
                                                               -----------   -----------   -----------   -----------   -----------
NET ASSETS:
     Fund Shares of PBHG Class                                      79,052       432,503       226,187       255,335     2,975,560
     Fund Shares of Advisor Class                                       --           100            --           100           300
     Undistributed net investment income/accumulated
       net investment loss                                              --            --            (4)           (4)           --
     Accumulated net realized loss on investments                   (5,596)       (9,556)       (7,261)       (4,324)   (1,326,277)
     Net unrealized appreciation (depreciation) on investments      (8,099)        2,467        12,195           981      (728,446)
                                                               -----------   -----------   -----------   -----------   -----------
     NET ASSETS                                                $    65,357   $   425,514   $   231,117   $   252,088   $   921,137
                                                               ===========   ===========   ===========   ===========   ===========
     Outstanding shares of Common Stock -- PBHG Class(2)         2,353,788    30,611,948    16,007,937    13,633,097    46,746,704

     Outstanding shares of Common Stock -- Advisor Class(3)             --         7,205            --         5,084         8,713

     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- PBHG CLASS                           $     27.77   $     13.90   $     14.44   $     18.48   $     19.70
                                                               ===========   ===========   ===========   ===========   ===========
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- ADVISOR CLASS                                 --   $     13.88            --   $     18.47   $     19.70
                                                               ===========   ===========   ===========   ===========   ===========


                                   [LOGO] 87

THE PBHG FUNDS, INC.

STATEMENTS OF OPERATIONS (000)

For the Year Ended March 31, 2001

                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------

                                                          PBHG        PBHG                                                  PBHG
                                             PBHG       Emerging    Large Cap       PBHG          PBHG         PBHG       Large Cap
                                            Growth       Growth      Growth     Select Equity  Core Growth    Limited        20
                                             Fund         Fund        Fund          Fund          Fund         Fund         Fund
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
                                            4/1/00       4/1/00      4/1/00        4/1/00        4/1/00       4/1/00       4/1/00
                                              to           to          to            to            to           to           to
                                            3/31/01      3/31/01     3/31/01       3/31/01       3/31/01      3/31/01      3/31/01
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
INVESTMENT INCOME:
  Dividends                               $       804   $      56   $     806    $       123    $      59    $      11    $   1,093
  Interest                                     36,287       7,028       2,965         11,994          730        1,005        7,093
  Other(1)                                      2,792       2,370           5            156           34            1           --
  Less: Foreign Taxes Withheld                    --           --          --             (6)          (3)          --          (10)
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
    Total Investment Income                    39,883       9,454       3,776         12,267          820        1,017        8,176
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
EXPENSES:
  Investment Advisory Fees                     43,149       8,680       2,727         12,417        1,202        1,205        7,818
  Administrative Fees                           7,614       1,531         545          2,191          212          181        1,380
  Transfer Agent Fees                          10,141       2,163         758          2,776          342          143        1,619
  Registration and Filing Fees                    660         104          95            234           17           18          102
  Printing Fees                                   890         179          66            291           24           21          164
  Professional Fees                               173          33          14             56            4            3           32
  Custodian Fees                                  143          34          15             47           10            7           28
  Directors' Fees                                  70          14           5             27            2            2           13
  Miscellaneous Fees                              475          87          47            139           13           17          102
  Line of Credit                                   65           8           6             61            2            2           23
  Interest Expense                                 --          --          --            109           18           --           --
  Distribution Fees(2)                            284          --          --             --           --           --           --
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
      TOTAL EXPENSES                           63,664      12,833       4,278         18,348        1,846        1,599       11,281
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
  Recapture of Advisory Fees Waived                --          --          --             --           --           --           --
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
      Net Expenses                             63,664      12,833       4,278         18,348        1,846        1,599       11,281
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
  NET INVESTMENT INCOME (LOSS)                (23,781)     (3,379)       (502)        (6,081)      (1,026)        (582)      (3,105)
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
  Net Realized Gain (Loss) from
    Security Transactions                    (361,015)    (98,628)    (83,356)      (789,986)     (42,021)       8,865     (125,919)
  Net Realized Gain(Loss) on Foreign
    Currency Transactions                          --          --          --             --           --           --           --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments          (3,290,729)   (604,370)   (111,400)      (592,767)     (60,254)     (69,599)    (530,060)
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS                  (3,651,744)   (702,998)   (194,756)    (1,382,753)    (102,275)     (60,734)    (655,979)
                                          -----------   ---------   ---------    -----------    ---------    ---------    ---------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             ($3,675,525)  ($706,377)  ($195,258)   ($1,388,834)   ($103,301)   ($ 61,316)   ($659,084)
                                          ===========   =========   =========    ===========    =========    =========    =========

(1) Represents amounts recovered from settlement of litigation with respect to securities previously held by the Fund.

(2) All distribution fees are incurred in the Advisor Class. Currently, the PBHG Growth, PBHG Large Cap Growth, PBHG Large Cap 20, PBHG Large Cap Value, PBHG Small Cap Value, and PBHG Technology & Communications Funds offer Advisor Class Shares. Distribution fees incurred for the period ended March 31, 2001, were as follows: $283,516, $55, $54, $63, $60, and $156, respectively.

(3) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.



Amounts designated as "--" are either $0 or have been rounded to $0.



                                   [LOGO] 88

                                                            The PBHG Funds, Inc.

                                            ---------    -------    --------    -------    -------    -----------    -----------

                                              PBHG        PBHG        PBHG       PBHG       PBHG         PBHG           PBHG
                                               New      Large Cap    Mid-Cap   Small Cap   Focused       Cash        Technology &
                                          Opportunities   Value       Value      Value      Value      Reserves     Communications
                                              Fund        Fund        Fund       Fund       Fund         Fund           Fund
                                            ---------    -------    --------    -------    -------    -----------    -----------
                                             4/1/00       4/1/00     4/1/00     4/1/00      4/1/00      4/1/00         4/1/00
                                               to           to         to         to         to           to             to
                                             3/31/01     3/31/01     3/31/01    3/31/01    3/31/01      3/31/01        3/31/01
                                            ---------    -------    --------    -------    -------    -----------    -----------
INVESTMENT INCOME:
  Dividends                                 $      28    $ 1,720    $  1,273    $ 1,130    $   509             --    $       638
  Interest                                        841      1,084         830      1,430        260    $    37,073          9,518
  Other(1)                                         --          --         --         --         --             --          1,278
  Less: Foreign Taxes Withheld                     --          --          (1)       --         (2)            --            (63)
                                            ---------    -------    --------    -------    -------    -----------    -----------
    Total Investment Income                       869      2,804       2,102      2,560        767         37,073         11,371
                                            ---------    -------    --------    -------    -------    -----------    -----------
EXPENSES:
  Investment Advisory Fees                      1,511        880       1,022      1,817        380          1,766         22,047
  Administrative Fees                             227        203         180        273         67            882          3,891
  Transfer Agent Fees                             135        274         259        391         97            324          4,818
  Registration and Filing Fees                     58        124          66         63         30             17            282
  Printing Fees                                    26         31          24         35          9            100            453
  Professional Fees                                 5          8           5          7          1             18             83
  Custodian Fees                                   12         16          16         25          7             32             72
  Directors' Fees                                   2          2           2          3          1              9             35
  Miscellaneous Fees                               10         31          30         39          7            (84)           206
  Line of Credit                                    2          2           2          5          2             --            122
  Interest Expense                                 33          3          13         --         --             --            330
  Distribution Fees(2)                             --         --          --         --         --             --             --
                                            ---------    -------    --------    -------    -------    -----------    -----------
      TOTAL EXPENSES                            2,021      1,574       1,619      2,658        601          3,064         32,339
                                            ---------    -------    --------    -------    -------    -----------    -----------
  Recapture of Advisory Fees Waived                 1         --          --         58         --             --             --
                                            ---------    -------    --------    -------    -------    -----------    -----------
      Net Expenses                              2,022      1,574       1,619      2,716        601          3,064         32,339
                                            ---------    -------    --------    -------    -------    -----------    -----------
  NET INVESTMENT INCOME (LOSS)                 (1,153)     1,230         483       (156)       166         34,009        (20,968)
                                            ---------    -------    --------    -------    -------    -----------    -----------
  Net Realized Gain (Loss) from
    Security Transactions                      (2,723)    (8,037)     (5,759)     3,852       (461)             7     (1,311,096)
  Net Realized Gain(Loss) on Foreign
    Currency Transactions                          --         --          --         --         --             --             --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments            (137,696)       969       6,331    (12,146)    (1,124)            --     (1,436,054)
                                            ---------    -------    --------    -------    -------    -----------    -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS                    (140,419)    (7,068)        572     (8,294)    (1,585)             7     (2,747,150)
                                            ---------    -------    --------    -------    -------    -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               ($141,572)   ($5,838)   $  1,055    ($8,450)   ($1,419)   $    34,016    ($2,768,118)
                                            =========    =======    ========    =======    =======    ===========    ===========

                                            --------        --------
                                              PBHG            PBHG
                                            Strategic        Global
                                             Small         Technology
                                            Company     & Communications
                                             Fund            Fund
                                            --------        --------
                                             4/1/00         5/31/00(3)
                                               to              to
                                             3/31/01         3/31/01
                                            --------        --------
INVESTMENT INCOME:
  Dividends                                 $    293        $     80
  Interest                                       394             314
  Other(1)                                        33              --
  Less: Foreign Taxes Withheld                    --              (4)
                                            --------        --------
    Total Investment Income                      720             390
                                            --------        --------
EXPENSES:
  Investment Advisory Fees                       830           1,007
  Administrative Fees                            125             101
  Transfer Agent Fees                            164             200
  Registration and Filing Fees                    31              30
  Printing Fees                                   16              12
  Professional Fees                                2               3
  Custodian Fees                                  23              59
  Directors' Fees                                  1               1
  Miscellaneous Fees                              22              28
  Line of Credit                                  --               2
  Interest Expense                                --              --
  Distribution Fees(2)                            --              --
                                            --------        --------
      TOTAL EXPENSES                           1,214           1,443
                                            --------        --------
  Recapture of Advisory Fees Waived               31              --
                                            --------        --------
      Net Expenses                             1,245           1,443
                                            --------        --------
  NET INVESTMENT INCOME (LOSS)                  (525)         (1,053)
                                            --------        --------
  Net Realized Gain (Loss) from
    Security Transactions                     (4,700)        (35,536)
  Net Realized Gain(Loss) on Foreign
    Currency Transactions                         --              (1)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments            (22,211)        (28,065)
                                            --------        --------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS                    (26,911)        (63,602)
                                            --------        --------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               ($27,436)       ($64,655)
                                            ========        ========




                                   [LOGO] 89

THE PBHG FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                   --------------------------   --------------------------   ----------------------
                                                             PBHG                         PBHG                       PBHG
                                                            Growth                   Emerging Growth            Large Cap Growth
                                                             Fund                         Fund                       Fund
                                                   --------------------------   --------------------------   ----------------------
                                                     4/1/00         4/1/99        4/1/00         4/1/99       4/1/00       4/1/99
                                                       to             to            to             to           to           to
                                                     3/31/01        3/31/00       3/31/01        3/31/00      3/31/01      3/31/00
                                                   -----------    -----------   -----------    -----------   ---------    ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                    $   (23,781)   $   (35,010)  $    (3,379)   $    (6,447)  $    (502)   $  (1,212)
   Net Realized Gain (Loss) from
     Security Transactions                            (361,015)     1,444,408       (98,628)       253,905     (83,356)      73,256
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                                  --             --            --             --          --          --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                  (3,290,729)     2,040,376      (604,370)       356,132    (111,400)      36,253
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      (3,675,525)     3,449,774      (706,377)       603,590    (195,258)     108,297
                                                   -----------    -----------   -----------    -----------   ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                            (748,829)      (146,848)      (67,730)       (31,621)    (25,405)     (38,911)
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Total Distributions                                (748,829)      (146,848)      (67,730)       (31,621)    (25,405)     (38,911)
                                                   -----------    -----------   -----------    -----------   ---------    ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    21,370,875      8,396,419     5,025,331      4,764,340     642,816      161,752
   Shares Issued upon Reinvestment
     of Distributions                                  679,044        140,393        64,484         30,659      24,151       36,766
   Shares Redeemed                                  21,307,853)    (8,520,260)   (5,114,352)    (4,766,038)   (375,601)    (155,028)
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Total PBHG Class Transactions                       742,066         16,552       (24,537)        28,961     291,366       43,490
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Advisor Class
   Shares Issued                                        45,600         30,264            --             --         100           --
   Shares Issued upon Reinvestment
     of Distributions                                   16,160          3,951            --             --          --           --
   Shares Redeemed                                     (36,138)       (39,497)           --             --          --           --
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Total Advisor Class Transactions                     25,622         (5,282)           --             --         100           --
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                   767,688         11,270       (24,537)        28,961     291,466       43,490
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Total Increase (Decrease) in Net Assets          (3,656,666)     3,314,196      (798,644)       600,930      70,803      112,876
                                                   -----------    -----------   -----------    -----------   ---------    ---------
NET ASSETS:
   Beginning of Period                               6,609,171      3,294,975     1,336,938        736,008     256,965      144,089
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   End of Period                                   $ 2,952,505    $ 6,609,171   $   538,294    $ 1,336,938   $ 327,768    $ 256,965
                                                   ===========    ===========   ===========    ===========   =========    =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                       533,216        207,463       172,364        166,771      18,532        4,845
   Shares Issued upon Reinvestment
     of Distributions                                   18,732          3,293         2,393            987         784        1,370
   Shares Redeemed                                    (529,391)      (232,422)     (174,452)      (170,053)    (11,701)      (5,381)
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Total PBHG Class Share Transactions                  22,557        (21,666)          305         (2,295)      7,615          834
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Advisor Class
   Shares Issued                                         1,086            693            --             --           3           --
   Shares Issued upon Reinvestment of Distributions        453             94            --             --          --           --
   Shares Redeemed                                        (776)        (1,033)           --             --          --           --
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Total Advisor Class Share Transactions                  763           (246)           --             --           3           --
                                                   -----------    -----------   -----------    -----------   ---------    ---------
   Net Increase (Decrease) in Shares Outstanding        23,320        (21,912)          305         (2,295)      7,618          834
                                                   ===========    ===========   ===========    ===========   =========    =========

Amounts designated as "--" are either $0 or have been rounded to $0


The accompanying notes are an integral part of the financial statements.



                                   [LOGO] 90

                                                            THE PBHG FUNDS, INC.


                                                     --------------------------    ----------------------    -----------------------
                                                                PBHG                       PBHG                       PBHG
                                                            Select Equity               Core Growth                 Limited
                                                                Fund                       Fund                       Fund
                                                     --------------------------    ----------------------    -----------------------
                                                       4/1/00         4/1/99        4/1/00       4/1/99       4/1/00       4/1/99
                                                         to             to            to           to           to           to
                                                       3/31/01        3/31/00       3/31/01      3/31/00      3/31/01      3/31/00
                                                     -----------    -----------    ---------    ---------    ---------    ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                      $    (6,081)   $    (3,460)   $  (1,026)   $  (1,127)   $    (582)   $    (869)
   Net Realized Gain (Loss) from
     Security Transactions                              (789,986)       243,578      (42,021)      68,016        8,865       48,591
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                                    --             --           --           --           --           --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                      (592,767)       255,606      (60,254)      16,011      (69,599)      51,160
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                        (1,388,834)       495,724     (103,301)      82,900      (61,316)      98,882
                                                     -----------    -----------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                               (67,200)       (56,886)     (15,505)          --      (33,301)     (22,649)
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Total Distributions                                   (67,200)       (56,886)     (15,505)          --      (33,301)     (22,649)
                                                     -----------    -----------    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                       5,554,120      2,772,860      348,047      303,542        7,633       20,694
   Shares Issued upon Reinvestment
     of Distributions                                     61,963         55,117       14,788            --       31,778       21,960
   Shares Redeemed                                    (5,188,796)    (1,811,421)    (346,769)    (306,828)     (22,419)     (71,768)
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Total PBHG Class Transactions                         427,287      1,016,556       16,066       (3,286)      16,992      (29,114)
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Advisor Class
   Shares Issued                                              --             --           --           --           --           --
   Shares Issued upon Reinvestment
     of Distributions                                         --             --           --           --           --           --
   Shares Redeemed                                            --             --           --           --           --           --
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Total Advisor Class Transactions                           --             --           --           --           --           --
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                     427,287      1,016,556       16,066       (3,286)      16,992      (29,114)
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Total Increase (Decrease) in Net Assets            (1,028,747)     1,455,394     (102,740)      79,614      (77,625)      47,119
                                                     -----------    -----------    ---------    ---------    ---------    ---------
NET ASSETS:
   Beginning of Period                                 1,691,298        235,904      166,099       86,485      155,130      108,011
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   End of Period                                     $   662,551    $ 1,691,298    $  63,359    $ 166,099    $  77,505    $ 155,130
                                                     ===========    ===========    =========    =========    =========    =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                          93,667         41,645       15,564       14,737          461        1,126
   Shares Issued upon Reinvestment
     of Distributions                                      1,194          1,153          724           --        2,326        1,270
   Shares Redeemed                                       (91,670)       (30,157)     (15,858)     (15,398)      (1,272)      (4,722)
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Total PBHG Class Share Transactions                     3,191         12,641          430         (661)       1,515       (2,326)
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Advisor Class
   Shares Issued                                              --             --           --           --           --           --
   Shares Issued upon Reinvestment of Distributions           --             --           --           --           --           --
   Shares Redeemed                                            --             --           --           --           --           --
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Total Advisor Class Share Transactions                     --             --           --           --           --           --
                                                     -----------    -----------    ---------    ---------    ---------    ---------
   Net Increase (Decrease) in Shares Outstanding           3,191         12,641          430         (661)       1,515       (2,326)
                                                     ===========    ===========    =========    =========    =========    =========

                                                        --------------------------
                                                                  PBHG
                                                              Large Cap 20
                                                                  Fund
                                                        --------------------------
                                                          4/1/00         4/1/99
                                                            to             to
                                                          3/31/01        3/31/00
                                                        -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                         $    (3,105)   $    (5,093)
   Net Realized Gain (Loss) from
     Security Transactions                                 (125,919)       272,534
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                                       --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                         (530,060)       242,817
                                                        -----------    -----------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                             (659,084)       510,258
                                                        -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                                 (120,025)      (104,393)
                                                        -----------    -----------
   Total Distributions                                     (120,025)      (104,393)
                                                        -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                          1,231,571        768,942
   Shares Issued upon Reinvestment
     of Distributions                                       111,811        100,719
   Shares Redeemed                                       (1,145,841)      (795,143)
                                                        -----------    -----------
   Total PBHG Class Transactions                            197,541         74,518
                                                        -----------    -----------
   Advisor Class
   Shares Issued                                                100             --
   Shares Issued upon Reinvestment
     of Distributions                                            --             --
   Shares Redeemed                                               --             --
                                                        -----------    -----------
   Total Advisor Class Transactions                             100             --
                                                        -----------    -----------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                        197,641         74,518
                                                        -----------    -----------
   Total Increase (Decrease) in Net Assets                 (581,468)       480,383
                                                        -----------    -----------
NET ASSETS:
   Beginning of Period                                    1,083,460        603,077
                                                        -----------    -----------
   End of Period                                        $   501,992    $ 1,083,460
                                                        ===========    ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                             36,400         22,265
   Shares Issued upon Reinvestment
     of Distributions                                         3,816          3,214
   Shares Redeemed                                          (36,471)       (26,069)
                                                        -----------    -----------
   Total PBHG Class Share Transactions                        3,745           (590)
                                                        -----------    -----------
   Advisor Class
   Shares Issued                                                  4             --
   Shares Issued upon Reinvestment of Distributions              --             --
   Shares Redeemed                                               --             --
                                                        -----------    -----------
   Total Advisor Class Share Transactions                         4             --
                                                        -----------    -----------
   Net Increase (Decrease) in Shares Outstanding              3,749           (590)
                                                        ===========    ===========


                                   [LOGO] 91

THE PBHG FUNDS, INC.

                                                           ----------------------    ---------------------    ---------------------
                                                                    PBHG                     PBHG                     PBHG
                                                              New Opportunities          Large Cap Value          Mid-Cap Value
                                                                    Fund                    Fund                      Fund
                                                           ----------------------    ---------------------    ---------------------
                                                             4/1/00      4/1/99       4/1/00       4/1/99      4/1/00       4/1/99
                                                              to           to           to           to          to           to
                                                            3/31/01      3/31/00      3/31/01      3/31/00     3/31/01      3/31/00
                                                           ---------    ---------    ---------    --------    ---------    --------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                            $  (1,153)   $  (1,630)   $   1,230    $    266    $     483    $    (65)
   Net Realized Gain (Loss) from Security Transactions        (2,723)     124,962       (8,037)      5,419       (5,759)     10,140
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions       (137,696)     126,277          969        (715)       6,331       4,710
                                                           ---------    ---------    ---------    --------    ---------    --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                        (141,572)     249,609       (5,838)      4,970        1,055      14,785
                                                           ---------    ---------    ---------    --------    ---------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                          --           --         (656)       (192)        (277)         (4)
   Net Realized Gains from Security Transactions             (43,833)     (11,102)      (3,235)     (8,414)      (5,809)    (11,964)
                                                           ---------    ---------    ---------    --------    ---------    --------
   Total Distributions                                       (43,833)     (11,102)      (3,891)     (8,606)      (6,086)    (11,968)
                                                           ---------    ---------    ---------    --------    ---------    --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                             145,672      423,099      687,752      30,431      364,087      62,855
   Shares Issued upon Reinvestment of Distributions           41,535       10,730        3,565       8,390        5,507      11,660
   Shares Redeemed                                          (292,045)    (333,478)    (289,096)    (47,185)    (194,136)    (73,623)
                                                           ---------    ---------    ---------    --------    ---------    --------
   Total PBHG Class Transactions                            (104,838)     100,351      402,221      (8,364)     175,458         892
                                                           ---------    ---------    ---------    --------    ---------    --------
   Advisor Class
   Shares Issued                                                  --           --          100          --           --          --
                                                           ---------    ---------    ---------    --------    ---------    --------
   Total Advisor Class Transactions                               --           --          100          --           --          --
                                                           ---------    ---------    ---------    --------    ---------    --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                             (104,838)     100,351      402,321      (8,364)     175,458         892
                                                           ---------    ---------    ---------    --------    ---------    --------
   Total Increase (Decrease) in Net Assets                  (290,243)     338,858      392,592     (12,000)     170,427       3,709
                                                           ---------    ---------    ---------    --------    ---------    --------
NET ASSETS:
   Beginning of Period                                       355,600       16,742       32,922      44,922       60,690      56,981
                                                           ---------    ---------    ---------    --------    ---------    --------
   End of Period                                           $  65,357    $ 355,600    $ 425,514    $ 32,922    $ 231,117    $ 60,690
                                                           =========    =========    =========    ========    =========    ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                               2,162        7,591       48,746       2,408       24,797       4,370
   Shares Issued upon Reinvestment of Distributions              973          192          269         715          387       1,026
   Shares Redeemed                                            (4,402)      (5,178)     (21,154)     (3,616)     (13,569)     (4,780)
                                                           ---------    ---------    ---------    --------    ---------    --------
   Total PBHG Class Share Transactions                        (1,267)       2,605       27,861        (493)      11,615         616
                                                           ---------    ---------    ---------    --------    ---------    --------
   Advisor Class
   Shares Issued                                                  --           --            7          --           --          --
                                                           ---------    ---------    ---------    --------    ---------    --------
   Total Advisor Class Share Transactions                         --           --            7          --           --          --
                                                           ---------    ---------    ---------    --------    ---------    --------
   Net Increase (Decrease) in Shares Outstanding              (1,267)       2,605       27,868        (493)      11,615         616
                                                           =========    =========    =========    ========    =========    ========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.



                                   [LOGO] 92

                                                            THE PBHG FUNDS, INC.

                                                       ----------------------    --------------------   ---------------------------
                                                                PBHG                     PBHG                      PBHG
                                                           Small Cap Value           Focused Value            Cash Reserves
                                                                Fund                     Fund                      Fund
                                                       ----------------------    --------------------   ---------------------------
                                                        4/1/00       4/1/99       4/1/00      4/1/99      4/1/00         4/1/99
                                                          to           to           to          to          to             to
                                                        3/31/01      3/31/00      3/31/01     3/31/00     3/31/01        3/31/00
                                                       ---------    ---------    --------    --------   ------------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $    (156)   $    (390)   $    166    $     (5)  $     34,009          9,315
   Net Realized Gain (Loss) from Security Transactions     3,852       13,720        (461)      2,109              7            (12)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions    (12,146)      20,816      (1,124)      2,437             --             --
                                                       ---------    ---------    --------    --------   ------------    -----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                      (8,450)      34,146      (1,419)      4,541         34,016          9,303
                                                       ---------    ---------    --------    --------   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                      --           --          --          --        (33,948)        (9,312)
   Net Realized Gains from Security Transactions          (9,012)          --      (1,197)       (305)            --             --
                                                       ---------    ---------    --------    --------   ------------    -----------
   Total Distributions                                    (9,012)          --      (1,197)       (305)       (33,948)        (9,312)
                                                       ---------    ---------    --------    --------   ------------    -----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                         443,137      105,635      96,660      20,548     33,620,936     12,080,349
   Shares Issued upon Reinvestment of Distributions        8,752           --       1,090         304         23,525          6,503
   Shares Redeemed                                      (275,073)    (116,934)    (58,966)     (6,190)   (33,698,524)   (11,651,624)
                                                       ---------    ---------    --------    --------   ------------    -----------
   Total PBHG Class Transactions                         176,816      (11,299)     38,784      14,662        (54,063)       435,228
                                                       ---------    ---------    --------    --------   ------------    -----------
   Advisor Class
   Shares Issued                                             100           --          --          --             --             --
                                                       ---------    ---------    --------    --------   ------------    -----------
   Total Advisor Class Transactions                          100           --          --          --             --             --
                                                       ---------    ---------    --------    --------   ------------    -----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                          176,916      (11,299)     38,784      14,662        (54,063)       435,228
                                                       ---------    ---------    --------    --------   ------------    -----------
   Total Increase (Decrease) in Net Assets               159,454       22,847      36,168      18,898        (53,995)       435,219
                                                       ---------    ---------    --------    --------   ------------    -----------
NET ASSETS:
   Beginning of Period                                    92,634       69,787      22,556       3,658        579,458        144,239
                                                       ---------    ---------    --------    --------   ------------    -----------
   End of Period                                       $ 252,088    $  92,634    $ 58,724    $ 22,556   $    525,463    $   579,458
                                                       =========    =========    ========    ========   ============    ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                          22,627        7,348       5,481       1,289     33,620,936     12,080,349
   Shares Issued upon Reinvestment of Distributions          475            --          64          24         23,525          6,503
   Shares Redeemed                                       (14,409)      (8,540)     (3,389)       (445)   (33,698,524)   (11,651,624)
                                                       ---------    ---------    --------    --------   ------------    -----------
   Total PBHG Class Share Transactions                     8,693       (1,192)      2,156         868        (54,063)       435,228
                                                       ---------    ---------    --------    --------   ------------    -----------
   Advisor Class
   Shares Issued                                               5           --          --          --             --             --
                                                       ---------    ---------    --------    --------   ------------    -----------
   Total Advisor Class Share Transactions                      5           --          --          --             --             --
                                                       ---------    ---------    --------    --------   ------------    -----------
   Net Increase (Decrease) in Shares Outstanding           8,698       (1,192)      2,156         868        (54,063)       435,228
                                                       =========    =========    ========    ========   ============    ===========

                                                              ----------------------------
                                                                   PBHG Technology &
                                                                    Communications
                                                                         Fund
                                                              ----------------------------
                                                                 4/1/00        4/1/99
                                                                   to            to
                                                                 3/31/01       3/31/00
                                                              ------------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                               $    (20,968)   $   (13,642)
   Net Realized Gain (Loss) from Security Transactions          (1,311,096)       931,007
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions           (1,436,054)       545,653
                                                              ------------    -----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                            (2,768,118)     1,463,018
                                                              ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                                --             --
   Net Realized Gains from Security Transactions                  (230,780)      (117,239)
                                                              ------------    -----------
   Total Distributions                                            (230,780)      (117,239)
                                                              ------------    -----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                11,663,880      7,338,547
   Shares Issued upon Reinvestment of Distributions                212,689        112,647
   Shares Redeemed                                             (11,800,780)    (5,489,432)
                                                              ------------    -----------
   Total PBHG Class Transactions                                    75,789      1,961,762
                                                              ------------    -----------
   Advisor Class
   Shares Issued                                                       300            --
                                                              ------------    -----------
   Total Advisor Class Transactions                                    300            --
                                                              ------------    -----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                     76,089      1,961,762
                                                              ------------    -----------
   Total Increase (Decrease) in Net Assets                      (2,922,809)     3,307,541
                                                              ------------    -----------
NET ASSETS:
   Beginning of Period                                           3,843,946        536,405
                                                              ------------    -----------
   End of Period                                              $    921,137    $ 3,843,946
                                                              ============    ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                   208,728        129,967
   Shares Issued upon Reinvestment of Distributions                  4,593          1,941
   Shares Redeemed                                                (211,785)      (106,139)
                                                              ------------    -----------
   Total PBHG Class Share Transactions                               1,536         25,769
                                                              ------------    -----------
   Advisor Class
   Shares Issued                                                         9             --
                                                              ------------    -----------
   Total Advisor Class Share Transactions                                9             --
                                                              ------------    -----------
   Net Increase (Decrease) in Shares Outstanding                     1,545         25,769
                                                              ============    ===========



                                   [LOGO] 93

THE PBHG FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded

                                                                                    ---------------------   ------------------------
                                                                                        PBHG Strategic      PBHG Global Technology &
                                                                                        Small Company            Communications
                                                                                            Fund                     Fund
                                                                                    ---------------------   ------------------------
                                                                                      4/1/00      4/1/99           5/31/00(1)
                                                                                        to          to                 to
                                                                                     3/31/01      3/31/00            3/31/01
                                                                                    ---------    --------          ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                                     $    (525)   $   (497)         $  (1,053)
   Net Realized Gain (Loss) from Security Transactions                                 (4,700)     20,058            (35,536)
   Net Realized Loss on Foreign Currency Transactions                                      --          --                 (1)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions                                 (22,211)     17,961            (28,065)
                                                                                    ---------    --------          ---------
   Net Increase (Decrease) in Net Assets Resulting from Operations                    (27,436)     37,522            (64,655)
                                                                                    ---------    --------          ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from Security Transactions                                      (12,717)     (4,358)                --
                                                                                    ---------    --------          ---------
   Total Distributions                                                                (12,717)     (4,358)                --
                                                                                    ---------    --------          ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                                      133,854      65,830            188,400
   Shares Issued in Connection with the Reorganization
     of the PBHG International Fund(2)                                                     --          --              7,805
   Shares Issued upon Reinvestment of Distributions                                    12,049       4,220                 --
   Shares Redeemed                                                                   (104,644)    (76,018)           (81,641)
                                                                                    ---------    --------          ---------
   Total PBHG Class Transactions                                                       41,259      (5,968)           114,564
                                                                                    ---------    --------          ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                                        41,259      (5,968)           114,564
                                                                                    ---------    --------          ---------
   Total Increase (Decrease) in Net Assets                                              1,106      27,196             49,909
                                                                                    ---------    --------          ---------
NET ASSETS:
   Beginning of Period                                                                 75,225      48,029                 --
                                                                                    ---------    --------          ---------
   End of Period                                                                    $  76,331    $ 75,225          $  49,909
                                                                                    =========    ========          =========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                                        7,734       4,970             17,529
   Shares Issued in Connection with the Reorganization
     of the PBHG International Fund                                                        --          --              1,084
   Shares Issued upon Reinvestment of Distributions                                       780         300                 --
   Shares Redeemed                                                                     (6,084)     (5,936)            (8,531)
                                                                                    ---------    --------          ---------
   Total PBHG Class Share Transactions                                                  2,430        (666)            10,082
                                                                                    ---------    --------          ---------
   Net Increase (Decrease) in Shares Outstanding                                        2,430        (666)            10,082
                                                                                    =========    ========          =========

(1) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

(2) Net asset value of shares issued in connection with the reorganization of the PBHG International Fund. Reference Note 8 to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 94

THE PBHG FUNDS, INC.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period
                                             For the Period Ended March 31, 2001

                     Net                       Realized and                                         Net
                    Asset           Net         Unrealized       Distributions  Distributions      Asset
                    Value        Investment      Gains or           from Net       from            Value
                  Beginning        Income        (Losses)          Investment     Capital           End           Total
                  of Period        (Loss)      on Securities         Income        Gains         of Period        Return
------------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
  PBHG CLASS
  2001(1)           $58.73         $(0.20)        $(30.53)              --         $(6.26)         $21.74         (56.57)%
  2000(1)            24.51          (0.33)          36.14               --          (1.59)          58.73         148.57%
  1999(1)            28.23          (0.24)          (3.48)              --             --           24.51         (13.18)%
  1998               21.06          (0.26)           7.43               --             --           28.23          34.05%
  1997               25.30          (0.10)          (4.14)              --             --           21.06         (16.76)%

  ADVISOR CLASS
  2001(1)           $58.19         $(0.30)        $(30.17)              --         $(6.26)         $21.46         (56.65)%
  2000(1)            24.35          (0.42)          35.85               --          (1.59)          58.19         147.98%
  1999(1)            28.12          (0.30)          (3.47)              --             --           24.35         (13.41)%
  1998               21.03          (0.15)           7.24               --             --           28.12          33.71%
  1997(2)            25.42          (0.06)          (4.33)              --             --           21.03         (17.27)%+

PBHG EMERGING GROWTH FUND
  PBHG CLASS
  2001(1)           $40.00         $(0.10)        $(21.81)              --         $(2.13)         $15.96         (56.95)%
  2000(1)            20.61          (0.21)          20.76               --          (1.16)          40.00         101.33%
  1999(1)            25.83          (0.18)          (4.96)              --          (0.08)          20.61         (19.91)%
  1998               19.26          (0.24)           6.81               --             --           25.83          34.11%
  1997               23.07          (0.11)          (2.87)              --          (0.83)          19.26         (13.71)%

PBHG LARGE CAP GROWTH FUND
  PBHG CLASS
  2001(1)           $38.37         $(0.05)        $(13.48)              --         $(1.94)         $22.90         (36.55)%
  2000(1)            24.57          (0.23)          21.32               --          (7.29)          38.37          98.60%
  1999(1)            22.69          (0.16)           3.53               --          (1.49)          24.57          15.90%
  1998               14.26          (0.19)           8.82               --          (0.20)          22.69          60.80%
  1997               14.53          (0.05)          (0.21)              --          (0.01)          14.26          (1.77)%

  ADVISOR CLASS
  2001(1,3)         $29.10         $(0.03)         $(6.18)              --             --          $22.89         (21.34)%+

PBHG SELECT EQUITY FUND
  PBHG CLASS
  2001(1)           $77.81         $(0.24)        $(48.55)              --         $(2.44)         $26.58         (64.23)%
  2000(1)            25.93          (0.34)          58.71               --          (6.49)          77.81         240.82%
  1999(1)            24.15          (0.21)           1.99               --             --           25.93           7.37%
  1998               15.91          (0.44)           8.68               --             --           24.15          51.79%
  1997               17.27          (0.13)          (1.03)              --          (0.20)          15.91          (6.94)%

PBHG CORE GROWTH FUND
  PBHG CLASS
  2001(1)           $30.25         $(0.17)        $(16.62)              --         $(2.76)         $10.70         (59.85)%
  2000(1)            14.06          (0.20)          16.39               --             --           30.25         115.15%
  1999(1)            13.53          (0.14)           0.67               --             --           14.06           3.92%
  1998               10.34          (0.33)           3.52               --             --           13.53          30.85%
  1997               11.82          (0.09)          (1.39)              --             --           10.34         (12.52)%

                                                                                             Ratio
                                                          Ratio                              of Net
                                                          of Net            Ratio          Investment
                        Net                             Investment       of Expenses      Income (Loss)
                       Assets          Ratio              Income          to Average       to Average
                        End          of Expenses          (Loss)          Net Assets       Net Assets        Portfolio
                     of Period       to Average         to Average       (Excluding       (Excluding         Turnover
                       (000)         Net Assets         Net Assets         Waivers)         Waivers)           Rate
------------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
  PBHG CLASS
  2001(1)           $2,883,036           1.25%           (0.46)%            1.25%           (0.46)%          104.48%
  2000(1)            6,465,234           1.23%           (0.90)%            1.23%           (0.90)%          107.73%
  1999(1)            3,228,740           1.32%           (0.99)%            1.32%           (0.99)%           80.51%
  1998               5,338,380           1.26%           (0.74)%            1.26%           (0.74)%           94.21%
  1997               4,634,138           1.25%           (0.69)%            1.25%           (0.69)%           64.89%

  ADVISOR CLASS
  2001(1)              $69,469           1.50%           (0.71)%            1.50%           (0.71)%          104.48%
  2000(1)              143,937           1.48%           (1.15)%            1.48%           (1.15)%          107.73%
  1999(1)               66,235           1.57%           (1.24)%            1.57%           (1.24)%           80.51%
  1998                  89,227           1.51%           (1.02)%            1.51%           (1.02)%           94.21%
  1997(2)               12,991           1.53%*          (1.11)%*           1.53%*          (1.11)%*          64.89%

PBHG EMERGING GROWTH FUND
  PBHG CLASS
  2001(1)             $538,294           1.26%           (0.33)%            1.26%           (0.33)%           89.91%
  2000(1)            1,336,938           1.24%           (0.76)%            1.24%           (0.76)%          141.81%
  1999(1)              736,008           1.34%           (0.80)%            1.34%           (0.80)%          101.53%
  1998               1,404,157           1.27%           (0.80)%            1.27%           (0.80)%           95.21%
  1997               1,195,620           1.28%           (0.36)%            1.28%           (0.36)%           47.75%

PBHG LARGE CAP GROWTH FUND
  PBHG CLASS
  2001(1)             $327,689           1.18%           (0.14)%            1.18%           (0.14)%          146.18%
  2000(1)              256,965           1.17%           (0.79)%            1.17%           (0.79)%          184.36%
  1999(1)              144,089           1.25%           (0.71)%            1.25%           (0.71)%           46.16%
  1998                 145,662           1.22%           (0.79)%            1.22%           (0.79)%           46.56%
  1997                 119,971           1.23%           (0.47)%            1.23%           (0.47)%           51.70%

  ADVISOR CLASS
  2001(1,3)                $79           1.43%*          (0.42)%*           1.43%*          (0.42)%*         146.18%

PBHG SELECT EQUITY FUND
  PBHG CLASS
  2001(1)             $662,551           1.26%           (0.43)%            1.26%           (0.43)%          157.72%
  2000(1)            1,691,298           1.18%           (0.68)%            1.18%           (0.68)%          200.56%
  1999(1)              235,904           1.34%           (0.90)%            1.34%           (0.90)%           56.59%
  1998                 336,076           1.35%           (1.15)%            1.35%           (1.15)%           72.16%
  1997                 372,486           1.26%           (0.76)%            1.26%           (0.76)%           71.70%

PBHG CORE GROWTH FUND
  PBHG CLASS
  2001(1)              $63,359           1.31%           (0.73)%            1.31%           (0.73)%          133.31%
  2000(1)              166,099           1.33%           (1.02)%            1.33%           (1.02)%          312.32%
  1999(1)               86,485           1.45%           (1.16)%            1.45%           (1.16)%          120.93%
  1998                 165,510           1.35%           (1.07)%            1.35%           (1.07)%           72.78%
  1997                 283,995           1.36%           (0.77)%            1.36%           (0.77)%           46.75%


The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 95

THE PBHG FUNDS, INC.

FINANCIAL HIGHLIGHTS  -- Concluded

For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 2001

                     Net                       Realized and                                         Net
                    Asset           Net         Unrealized       Distributions  Distributions      Asset
                    Value        Investment      Gains or           from Net       from            Value
                  Beginning        Income        (Losses)          Investment     Capital           End           Total
                  of Period        (Loss)      on Securities         Income        Gains         of Period        Return
------------------------------------------------------------------------------------------------------------------------------------
PBHG LIMITED FUND
   PBHG CLASS
   2001(1)        $23.11          $(0.08)      $(8.17)                   --       $(5.44)          $9.42            (42.99)%
   2000(1)         11.95           (0.12)       15.20                    --        (3.92)          23.11            137.27%
   1999(1)         14.08           (0.10)       (1.45)                   --        (0.58)          11.95            (11.01)%
   1998             9.05           (0.10)        5.53                    --        (0.40)          14.08             60.78%
   1997(4)         10.00            0.02        (0.93)               $(0.03)       (0.01)           9.05             (9.15)%+

PBHG LARGE CAP 20 FUND
   PBHG CLASS
   2001(1)        $44.34          $(0.12)     $(22.04)                   --       $(4.37)         $17.81            (53.84)%
   2000(1)         24.10           (0.25)       26.26                    --        (5.77)          44.34            117.88%
   1999(1)         15.98           (0.12)        8.46                    --        (0.22)          24.10             52.52%
   1998             9.25           (0.07)        6.80                    --           --           15.98             72.76%
   1997(5)         10.00           (0.01)       (0.73)               $(0.01)          --            9.25             (7.40)%+

   ADVISOR CLASS
   2001(1,3)      $25.20          $(0.02)      $(7.38)                   --           --          $17.80            (29.37)%+

PBHG NEW OPPORTUNITIES FUND
   PBHG CLASS
   2001(1)        $98.19          $(0.48)     $(43.78)                   --      $(26.16)         $27.77            (54.38)%
   2000(1)         16.47           (0.71)       85.60                    --        (3.17)          98.19            529.94%
   1999(6)         13.52           (0.01)        2.96                    --           --           16.47             21.82%+

PBHG LARGE CAP VALUE FUND
   PBHG CLASS
   2001(1)        $11.97           $0.21        $2.21                $(0.08)      $(0.41)         $13.90             20.42%
   2000            13.85            0.12         1.78                 (0.08)       (3.70)          11.97             14.25%
   1999            13.01            0.08         2.45                 (0.10)       (1.59)          13.85             20.29%
   1998            10.11            0.02         3.84                 (0.06)       (0.90)          13.01             39.47%
   1997(7)         10.00            0.02         0.09                    --           --           10.11              1.10%+

   ADVISOR CLASS
   2001(1,3)      $13.88           $0.01       $(0.01)                   --           --          $13.88              0.00%+

PBHG MID-CAP VALUE FUND
   PBHG CLASS
   2001(1)        $13.82           $0.09        $1.20                $(0.03)      $(0.64)         $14.44              9.43%
   2000(1)         15.09           (0.02)        5.03                    --        (6.28)          13.82             42.21%
   1999            15.30              --         0.92                    --        (1.13)          15.09              8.35%
   1998(8)         10.00           (0.01)        6.00                    --        (0.69)          15.30             61.06%+

PBHG SMALL CAP VALUE FUND
   PBHG CLASS
   2001(1)        $18.75          $(0.02)       $0.58                    --       $(0.83)         $18.48              2.99%
   2000(1)         11.38           (0.08)        7.45                    --           --           18.75             64.76%
   1999(1)         15.38           (0.09)       (3.06)                   --        (0.85)          11.38            (20.93)%
   1998(8)         10.00           (0.03)        6.15                    --        (0.74)          15.38             62.27%+

   ADVISOR CLASS
   2001(1,3)      $19.67          $(0.02)      $(1.18)                   --           --          $18.47             (6.10)%+

PBHG FOCUSED VALUE FUND
   PBHG CLASS
   2001(1)        $18.51           $0.07       $(0.74)                   --       $(0.43)         $17.41             (3.59)%
   2000(1)         10.46           (0.01)        8.93                    --        (0.87)          18.51             89.17%
   1999(6)         10.32              --         0.14                    --           --           10.46              1.36%+

                                                                                             Ratio
                                                          Ratio                              of Net
                                                          of Net            Ratio          Investment
                        Net                             Investment       of Expenses      Income (Loss)
                       Assets          Ratio              Income          to Average       to Average
                        End          of Expenses          (Loss)          Net Assets       Net Assets        Portfolio
                     of Period       to Average         to Average       (Excluding       (Excluding         Turnover
                       (000)         Net Assets         Net Assets         Waivers)         Waivers)           Rate
------------------------------------------------------------------------------------------------------------------------------------
PBHG LIMITED FUND
   PBHG CLASS
   2001(1)            $77,505            1.33%           (0.48)%             1.33%            (0.48)%            85.07%
   2000(1)            155,130            1.32%           (0.76)%             1.32%            (0.76)%           107.78%
   1999(1)            108,011            1.40%           (0.81)%             1.40%            (0.81)%           111.07%
   1998               178,168            1.40%           (0.72)%             1.40%            (0.72)%            81.36%
   1997(4)            137,520            1.42%*           0.33%*             1.42%*            0.33%*            75.46%+

PBHG LARGE CAP 20 FUND
   PBHG CLASS
   2001(1)           $501,921            1.23%           (0.34)%             1.23%            (0.34)%           142.46%
   2000(1)          1,083,460            1.23%           (0.82)%             1.23%            (0.82)%           147.35%
   1999(1)            603,077            1.27%           (0.64)%             1.27%            (0.64)%            76.41%
   1998               192,631            1.41%           (0.79)%             1.41%            (0.79)%            98.27%
   1997(5)             69,819            1.50%*           0.17%*             1.50%*            0.17%*            43.98%+

   ADVISOR CLASS
   2001(1,3)              $71            1.54%*          (0.40)%*            1.54%*           (0.40)%*          142.46%

PBHG NEW OPPORTUNITIES FUND
   PBHG CLASS
   2001(1)            $65,357            1.34%           (0.76)%             1.34%            (0.76)%           267.34%
   2000(1)            355,600            1.34%           (1.15)%             1.34%            (1.15)%           668.31%
   1999(6)             16,742            1.50%*          (0.80)%*            1.59%*           (0.89)%*          109.43%+

PBHG LARGE CAP VALUE FUND
   PBHG CLASS
   2001(1)           $425,414            1.16%            0.91%              1.16%             0.91%           1184.89%
   2000                32,922            1.11%            0.71%              1.11%             0.71%           1018.03%
   1999                44,922            1.01%            0.59%              1.01%             0.59%            568.20%
   1998                76,476            1.17%            0.98%              1.17%             0.98%            403.59%
   1997(7)             26,262            1.50%*           1.61%*             1.74%*            1.37%*             0.00%+

   ADVISOR CLASS
   2001(1,3)             $100            1.40%*           0.39%*             1.40%*            0.39%*          1184.89%

PBHG MID-CAP VALUE FUND
   PBHG CLASS
   2001(1)           $231,117            1.35%            0.40%              1.35%             0.40%            248.10%
   2000(1)             60,690            1.44%           (0.15)%             1.44%            (0.15)%           742.57%
   1999                56,981            1.33%            0.01%              1.33%             0.01%            732.73%
   1998(8)             54,173            1.47%*          (0.17)%*            1.47%*           (0.17)%*          399.96%+

PBHG SMALL CAP VALUE FUND
   PBHG CLASS
   2001(1)           $251,994            1.49%           (0.09)%             1.49%            (0.09)%           177.69%
   2000(1)             92,634            1.50%           (0.56)%             1.58%            (0.64)%           352.85%
   1999(1)             69,787            1.48%           (0.71)%             1.48%            (0.71)%           273.87%
   1998(8)            125,834            1.49%*          (0.52)%*            1.49%*           (0.52)%*          263.04%+

   ADVISOR CLASS
   2001(1,3)              $94            1.73%*          (0.34)%*            1.73%*           (0.34)%*          177.69%

PBHG FOCUSED VALUE FUND
   PBHG CLASS
   2001(1)            $58,724            1.34%            0.37%              1.34%             0.37%            404.36%
   2000(1)             22,556            1.50%           (0.10)%             1.55%            (0.15)%           853.36%
   1999(6)              3,658            1.50%*           0.09%*             2.67%*           (1.08)%*          173.09%+

The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 96

                                                            THE PBHG FUNDS, INC.

                     Net                       Realized and                                         Net
                    Asset           Net         Unrealized       Distributions  Distributions      Asset
                    Value        Investment      Gains or           from Net       from            Value
                  Beginning        Income        (Losses)          Investment     Capital           End           Total
                  of Period        (Loss)      on Securities         Income        Gains         of Period        Return
------------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
   PBHG CLASS
   2001         $1.00           $0.06           --               $(0.06)            --          $1.00              5.98%
   2000          1.00            0.05           --                (0.05)            --           1.00              4.81%
   1999          1.00            0.05           --                (0.05)            --           1.00              4.84%
   1998          1.00            0.05           --                (0.05)            --           1.00              5.13%
   1997          1.00            0.05           --                (0.05)            --           1.00              4.89%

PBHG TECHNOLOGY & COMMUNICATIONS FUND
   PBHG CLASS
   2001(1)     $85.02          $(0.46)     $(59.61)                  --         $(5.25)        $19.70            (74.20)%
   2000(1)      27.59           (0.54)       62.84                   --          (4.87)         85.02            233.99%
   1999(1)      19.27           (0.19)        8.80                   --          (0.29)         27.59             45.33%
   1998         14.63           (0.23)        5.72                   --          (0.85)         19.27             38.29%
   1997         12.48           (0.05)        2.55                   --          (0.35)         14.63             19.59%

   ADVISOR CLASS
   2001(1,3)   $34.43          $(0.04)      $(14.69)                 --             --         $19.70            (42.78)%+

PBHG STRATEGIC SMALL COMPANY FUND
   PBHG CLASS
   2001(1)     $19.34          $(0.11)      $(4.55)                  --         $(2.60)        $12.08            (27.04)%
   2000(1)      10.54           (0.13)       10.18                   --          (1.25)         19.34             99.74%
   1999(1)      12.89           (0.11)       (1.78)                  --          (0.46)         10.54            (14.52)%
   1998          8.86           (0.11)        5.01                   --          (0.87)         12.89            56.54 %
   1997(7)      10.00              --        (1.14)                  --             --           8.86            (11.40)%+

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
   PBHG CLASS
   2000(1,9)   $10.00          $(0.12)      $(4.93)                  --             --          $4.95            (50.50)%+

                                                                                             Ratio
                                                          Ratio                              of Net
                                                          of Net            Ratio          Investment
                        Net                             Investment       of Expenses      Income (Loss)
                       Assets          Ratio              Income          to Average       to Average
                        End          of Expenses          (Loss)          Net Assets       Net Assets        Portfolio
                     of Period       to Average         to Average       (Excluding       (Excluding         Turnover
                       (000)         Net Assets         Net Assets         Waivers)         Waivers)           Rate
------------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
   PBHG CLASS
   2001             $525,463             0.52%           5.78%               0.52%              5.78%             n/a
   2000              579,458             0.69%           4.78%               0.69%              4.78%             n/a
   1999              144,239             0.70%           4.72%               0.70%              4.72%             n/a
   1998              117,574             0.68%           5.00%               0.68%              5.00%             n/a
   1997              341,576             0.68%           4.79%               0.68%              4.79%             n/a

PBHG TECHNOLOGY & COMMUNICATIONS FUND
   PBHG Class
   2001(1)          $920,965             1.25%          (0.81)%              1.25%             (0.81)%         291.41%
   2000(1)         3,843,946             1.19%          (0.96)%              1.19%             (0.96)%         362.38%
   1999(1)           536,405             1.34%          (0.96)%              1.34%             (0.96)%         276.07%
   1998              495,697             1.30%          (0.91)%              1.30%             (0.91)%         259.89%
   1997              493,156             1.33%          (0.59)%              1.33%             (0.59)%         289.91%

   ADVISOR CLASS
   2001(1,3)            $172             1.50%*         (0.58)%*             1.50%*            (0.58)%*        291.41%

PBHG STRATEGIC SMALL COMPANY FUND
   PBHG CLASS
   2001(1)           $76,331             1.50%          (0.63)%              1.50%             (0.63)%         143.04%
   2000(1)            75,225             1.50%          (0.93)%              1.55%             (0.98)%         240.55%
   1999(1)            48,029             1.50%          (0.97)%              1.54%             (1.01)%         140.89%
   1998              111,983             1.45%          (0.92)%              1.45%             (0.92)%         215.46%
   1997(7)            61,382             1.50%*          0.18%*              1.50%*             0.18%*          88.88%+

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
   PBHG CLASS
   2000(1,9)         $49,909             2.15%*         (1.57)%*             2.15%*           (1.57)%*        314.47%+

*    Annualized

+    Total returns and portfolio turnover have not been annualized.

(1)  Per share calculations were performed using average shares for the period.

(2)  The PBHG Growth Fund Advisor Class commenced operations on August 16, 1996.

(3) The PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Value Fund Advisor Class, PBHG Small Cap Value Fund Advisor Class, and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.

(4)  The PBHG Limited Fund commenced operations on June 28, 1996.

(5)  The PBHG Large Cap 20 Fund commenced operations on November 29, 1996.

(6) The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.

(7) The PBHG Large Cap Value Fund and the PBHG Strategic Small Company Fund commenced operations on December 31, 1996.

(8) The PBHG Mid-Cap Value and the PBHG Small Cap Value Funds commenced operations April 30, 1997.

(9) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                   [LOGO] 97

THE PBHG FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2001


1.   ORGANIZATION

The PBHG Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which currently offers sixteen series: the PBHG Growth Fund (the "Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund") and the PBHG Global Technology & Communications Fund (the "Global Technology & Communications Fund"), (collectively referred to as the "Equity Portfolios"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, the Focused Value, the Technology & Communications, and the Global Technology & Communications Funds which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class, formerly known as the "Trust Class." Currently, the Advisor Class of shares is only offered by the Growth Fund, the Large Cap Growth Fund, the Large Cap 20 Fund, the Large Cap Value Fund, the Small Cap Value Fund, and the Technology & Communications Fund. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.


2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Equity Portfolios that are listed on a securities exchange and for which market quotations are available are valued at the last quoted sales price on each business day (normally 4:00 p.m. Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Equity Portfolios are declared annually, if available. Dividends from net investment income for the Cash Reserves Fund are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2001, attributable to certain net operating losses which for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, have been reclassified to the following accounts:

                                             Accumulated Net   Undistributed Net
                            Paid-In-Capital  Realized Gain     Investment Income
                                 (000)            (000)             (000)
                                --------         --------         --------
Growth Fund                      $30,855         $(54,636)         $23,781
Emerging Growth Fund             (24,751)          21,372            3,379
Large Cap Growth Fund             (3,947)           3,445              502
Select Equity Fund               (18,846)          12,765            6,081
Core Growth Fund                  (7,076)           6,050            1,026
Limited Fund                      (4,014)           3,434              580
Large Cap 20 Fund                (10,469)           7,360            3,109
New Opportunities Fund            (1,737)             584            1,153
Large Cap Value Fund              (1,211)           1,781             (570)
Mid-Cap Value Fund                (4,781)           4,992             (211)
Small Cap Value Fund                 495             (652)             157
Focused Value Fund                   130             (130)              --
Cash Reserves Fund                    --               --               --
Technology &
   Communications Fund           (51,446)          30,478           20,968
Strategic Small Company Fund      (1,766)           1,246              520
Global Technology &
   Communications Fund            (1,037)              --            1,037

These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of each Portfolio's assets, less liabilities, by the number of shares outstanding.


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                                                            THE PBHG FUNDS, INC.


REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Directors require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Global Technology & Communications Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Global Technology & Communications Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Global Technology & Communications Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Global Technology & Communications Fund may enter into forward foreign currency exchange contracts. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. As of March 31, 2001, there were no outstanding forward foreign currency contracts..

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING STANDARDS ISSUED BUT NOT IMPLEMENTED -- In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund expects that the impact of the implementation of the new audit guide will not be material to the financial statements.


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth, Emerging Growth, Select Equity, Core Growth, Large Cap 20, Mid-Cap Value, Focused Value and Technology & Communications Funds, 0.75% of the average daily net assets of the Large Cap Growth Fund, 0.65% of the Large Cap Value Fund, 1.00% of the average daily net assets of the Limited, New Opportunities, Small Cap Value, and Strategic Small Company Funds, 1.50% of the average daily net assets of the Global Technology & Communications Fund, and 0.30% of the average daily net assets of the Cash Reserves Fund.

In the interest of limiting expenses of the Portfolios, the Adviser has entered into expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value, Strategic Small Company and Global Technology & Communications Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses (expressed as a percentage of the Portfolios' average daily net assets) to 1.50%, and to not more than 2.15% of the average daily net assets of the Global Technology & Communications Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous two fiscal years may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed 1.50% for the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, and 2.15% for the Global Technology & Communications Fund. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50% for the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, and 2.15% for the Global Technology and Communications Fund, and (iii) the payment of such reimbursement was approved by the Board of Directors. During the year ended March 31, 2001, the Board of Directors approved the reimbursement of previously waived fees by the Adviser for the prior fiscal year in the amount of $1,340, $57,833, and $31,094 for the New Opportunities Fund, Small Cap Value Fund, and Strategic Small Company Fund, respectively. At March 31, 2001, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:


   Strategic Small Company Fund             $20,944
   Focused Value Fund                       $ 5,317

Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser serves as the sub-adviser to the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund and the Strategic Small Company Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors, Inc. receives a fee from the Adviser at an annual rate of 0.40%, 0.50%, 0.65%, 0.40% and 0.30%, respectively, of the average daily net assets of the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund and the Strategic Small Company Fund. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund or the Strategic Small Company Fund.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to



                                   [LOGO] 99

THE PBHG FUNDS, INC.

As of March 31, 2001


and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity prior to January 1, 2001, the Administrator paid the Sub-Administrator a fee at the annual rate of 0.04% of the average daily assets of each portfolio with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund, and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion. Effective January 1, 2001, an amended and restated administration agreement between the Administrator and Sub-Administrator, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

SEI Investments has agreed to act as an agent in placing repurchase agreements for the Equity Portfolios. Listed below are the amounts SEI Investments earned for its services from each Equity Portfolio for the year ended March 31, 2001, and are reflected as a reduction of interest income.

Growth Fund                                                             $304,390
Emerging Growth Fund                                                      57,259
Large Cap Growth Fund                                                     24,197
Select Equity Fund                                                        97,469
Core Growth Fund                                                           6,763
Limited Fund                                                               8,207
Large Cap 20 Fund                                                         56,160
New Opportunities Fund                                                     6,928
Large Cap Value Fund                                                       9,297
Mid-Cap Value Fund                                                         6,902
Small Cap Value Fund                                                      11,762
Focused Value Fund                                                         2,127
Technology & Communications Fund                                          77,242
Strategic Small Company Fund                                               3,194
Global Technology & Communications Fund                                    2,175

The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment by the Fund of up to 0.25% of the average daily net assets of the Advisor Class shares for certain distribution and shareholder services. Currently only the Growth Fund, Large Cap Growth Fund, Large Cap 20 Fund, Large Cap Value Fund, Small Cap Value Fund, and Technology & Communications Fund have Advisor Class shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. First Union National Bank, serves as the custodian for each of the Portfolios except the the Global Technology & Communications Fund. The Northern Trust Company serves as the custodian for the Global Technology & Communications Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of those services. UAMSSC receives no fees directly from the Portfolios.

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the period ended March 31, 2001 were:

                                                                        Amount
                                                                      ----------
Growth Fund                                                           $1,362,280
Emerging Growth Fund                                                     412,344
Large Cap Growth Fund                                                    156,777
Select Equity Fund                                                       576,810
Core Growth Fund                                                         119,707
Limited Fund                                                              59,700
Large Cap 20 Fund                                                        396,233
New Opportunities Fund                                                    52,221
Large Cap Value Fund                                                      39,520
Mid-Cap Value Fund                                                        46,381
Small Cap Value Fund                                                      42,475
Focused Value Fund                                                        22,550
Cash Reserves Fund                                                       133,174
Technology & Communications Fund                                       1,064,793
Strategic Small Company Fund                                              47,572
Global Technology & Communications Fund                                   83,941

On April 4, 2000, the Board of Directors approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services, PBHG Fund Services received a fee of $810,548, which was allocated to each fund quarterly based on average net assets. The fee is reviewed semi-annually by the Board of Directors.


                                   [LOGO] 100
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                                                            THE PBHG FUNDS, INC.


Officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Equity Portfolios for the period ended March 31, 2001 were as follows:

                                                    Purchases          Sales
                                                     (000)             (000)
                                                  -----------       -----------
Growth Fund                                        $4,665,630        $4,756,967
Emerging Growth Fund                                  814,121           880,732
Large Cap Growth Fund                                 716,556           465,295
Select Equity Fund                                  2,210,196         2,022,949
Core Growth Fund                                      171,402           189,974
Limited Fund                                           89,591           108,969
Large Cap 20 Fund                                   1,256,352         1,144,270
New Opportunities Fund                                396,528           594,321
Large Cap Value Fund                                1,887,539         1,514,301
Mid-Cap Value Fund                                    418,113           273,154
Small Cap Value Fund                                  434,622           284,120
Focused Value Fund                                    200,062           163,641
Technology & Communications Fund                    7,188,687         7,263,567
Strategic Small Company Fund                          136,273           110,779
Global Technology & Communications Fund               346,186           237,506

For Federal income tax purposes, the cost of securities owned at March 31, 2001 and the net realized gains or losses on securities sold for the period then ended was different from the amounts reported for financial reporting purposes as shown below. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolios at March 31, 2001 are as follows:
                                                                        Net
                                                                    Unrealized
                        Federal       Unrealized     Unrealized    Appreciation/
                        Tax Cost     Appreciation   Depreciation   Depreciation
                          (000)         (000)          (000)           (000)
                       ----------     ----------     ----------     ----------
Growth Fund            $2,963,931       $447,303      $(723,174)     $(275,871)
Emerging Growth
   Fund                   625,887         75,947       (176,851)      (100,904)
Large Cap Growth
   Fund                   345,691         23,773        (41,889)       (18,116)
Select Equity Fund        967,079         18,125       (271,803)      (253,678)
Core Growth Fund           81,525          4,088        (24,526)       (20,438)
Limited Fund               73,645         17,914        (12,203)         5,711
Large Cap 20 Fund         624,779         10,028       (109,097)       (99,069)
New Opportunities
   Fund                    72,611          5,376        (13,912)        (8,536)
Large Cap Value Fund      436,370          1,926         (8,341)        (6,415)
Mid-Cap Value Fund        220,433         16,203         (8,316)         7,887
Small Cap Value Fund      242,493         24,857        (27,114)        (2,257)
Focused Value Fund         59,115          4,168         (3,732)           436
Technology &
   Communications
   Fund                 1,757,242          7,826       (897,310)      (889,484)
Strategic Small
   Company Fund            78,552         10,771        (12,772)        (2,001)
Global Technology &
   Communications
   Fund                    79,843            575        (30,981)       (30,406)

Subsequent to October 31, 2000, the following Funds had recognized net capital losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at March 31, 2002. The Funds also had capital loss carryforwards at March 31, 2001, that can be used to offset future capital gains through March 31, 2009 (March 31, 2008 for the Cash Reserves Fund).

                                              Post October        Capital Loss
                                              Loss Deferral       Carryforward
                                             --------------       --------------
Growth Fund                                    $778,356,753       $           --
Emerging Growth Fund                            108,257,225                   --
Large Cap Growth Fund                            69,332,313           10,836,168
Select Equity Fund                              563,900,395          226,961,070
Core Growth Fund                                 38,891,704            2,944,101
Large Cap 20 Fund                               140,485,663                   --
New Opportunities Fund                            5,022,247              136,712
Large Cap Value Fund                                673,426                   --
Mid-Cap Value Fund                                2,952,618                   --
Small Cap Value Fund                              1,086,707                   --
Cash Reserves Fund                                       --                4,196
Technology &
   Communications Fund                        1,048,028,529          117,210,616
Strategic Small Company Fund                      5,520,850                   --
Global Technology &
   Communications Fund                           29,345,525            3,800,314


5.   CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the Technology & Communications and the Global Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries within the technology and communication sectors of the market in order to achieve a potentially greater investment return.

The Global Technology & Communications Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.


6.   LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow, an amount up to its prospectus defined limitations, from a $500 million committed line of credit available to (i) the Funds and (ii) PBHG Insurance Series Fund. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. As of March 31, 2001, there were no outstanding



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THE PBHG FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS  -- Concluded

As of March 31, 2001


borrowings. Listed below are the Funds which had outstanding balances during the year ended March 31, 2001.

                                                                        Daily
                                                                       Weighted
                                     Maximum             Average       Average
                                      Amount           Outstanding     Interest
                                     Borrowed            Balance         Rate
                                   ------------       ------------       ----
Select Equity Fund                 $158,700,000           $929,041       6.61%
Core Growth Fund                     12,500,000            297,260       6.60%
New Opportunities Fund               53,100,000            578,904       6.65%
Large Cap Value Fund                  3,100,000             46,575       6.49%
Mid Cap Value Fund                   15,300,000            203,288       6.47%
Small Cap Value Fund                  1,500,000              6,027       6.41%
Focused Value Fund                      500,000              1,370       6.37%
Technology &
   Communications Fund              119,500,000          4,172,329       6.73%


7.   OTHER

On September 26, 2000, Old Mutual plc acquired United Asset Management Corporation through a tender offer and merger. As a result, Old Mutual became the ultimate parent company of Pilgrim Baxter & Associates, Ltd. and Pilgrim Baxter Value Investors, Inc. This change in control constituted an assignment of the Advisory Agreements and Investment Sub-Advisory Agreements and resulted in their termination for purposes of the Investment Company Act of 1940 ("1940 Act"). New investment advisory and sub-advisory agreements were approved by the Fund's Board of Directors on November 13, 2000 and approved by shareholders of each Portfolio at a special meeting held on January 25, 2001, as adjourned to February 1, 2001.

The new agreements are identical to the prior agreements in all material respects except for their effective and termination dates and the elimination of a state expense limitation provision. The new agreements have no effect on the contractual advisory fee rates payable by the Portfolios. No changes are currently planned which would affect services being provided to the Portfolios.


8.   FUND MERGER

On February 15, 2001, the assets of the PBHG International Fund were reorganized into the Global Technology & Communications Fund. Under the Agreement and Plan of Reorganization, 910,147 shares of the PBHG International Fund were exchanged for 1,083,960 shares of the Global Technology & Communications Fund in a tax-free exchange.

The value of the PBHG International Fund on February 15, 2001 was $7,804,734, which included $49,891 in unrealized gains. Upon the business combination of such Funds on February 15, 2001, the value of the Global Technology & Communications Fund combined with the International Fund was $74,547,980.



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                                                            THE PBHG FUNDS, INC.

                                              NOTICE TO SHAREHOLDERS (unaudited)


For shareholders that do not have a March 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2001 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2001, each portfolio is designating the following items with regard to distributions paid during the year. These designations include the impact from utilizing earnings and profits distributed to shareholders on redemption of shares which will be part of the dividends paid deduction for each fund.

                                                Long Term
                                               (20% Rate)      Ordinary                                                   Foreign
                                              Capital Gain      Income     Tax-Exempt          Total       Qualifying       Tax
Fund                                          Distribution   Distributions  Interest       Distributions  Dividends (1)  Credit (2)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                               49.77%        50.23%         0.00%         100.00%          0.07%        0.00%
Cash Reserves Fund                                  0.00%       100.00%         0.00%         100.00%          0.00%        0.00%
Growth Fund                                        90.09%         9.91%         0.00%         100.00%          0.14%        0.00%
Select Equity Fund                                  2.95%        97.05%         0.00%         100.00%          0.02%        0.00%
Large Cap Growth Fund                              21.18%        78.82%         0.00%         100.00%          0.77%        0.00%
Technology & Communications Fund                    5.22%        94.78%         0.00%         100.00%          0.02%        0.00%
Core Growth Fund                                   35.76%        64.24%         0.00%         100.00%          0.47%        0.00%
Limited Fund                                       66.06%        33.94%         0.00%         100.00%          0.05%        0.00%
Large Cap 20 Fund                                  35.32%        64.68%         0.00%         100.00%          0.35%        0.00%
Strategic Small Company Fund                       48.27%        51.73%         0.00%         100.00%          1.65%        0.00%
Large Cap Value Fund                                3.96%        96.04%         0.00%         100.00%         23.50%        0.00%
Mid-Cap Value Fund                                  5.39%        94.61%         0.00%         100.00%         16.36%        0.00%
Small Cap Value Fund                                4.73%        95.27%         0.00%         100.00%         14.65%        0.00%
Focused Value Fund                                  0.00%       100.00%         0.00%         100.00%         10.50%        0.00%
New Opportunities Fund                              0.00%       100.00%         0.00%         100.00%          0.00%        0.00%
Global Technology & Communications Fund             0.00%         0.00%         0.00%           0.00%          0.00%        0.00%

====================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".


                                   [LOGO] 103

THE PBHG FUNDS, INC.

SHAREHOLDER MEETINGS (unaudited)


A special meeting of the shareholders of the PBHG Funds, Inc. was held on January 25, 2001, as adjourned to February 1, 2001 and February 15, 2001, to vote on the following matters:

                                                 Growth Fund               Emerging Growth Fund           Large Cap Growth Fund
                                          ---------------------------   ----------------------------   ----------------------------
Proposal                                  % For  % Against  % Abstain   % For   % Against  % Abstain   % For   % Against  % Abstain
--------                                  ---------------------------   -----------------------------  ----------------------------
1.  Approve Investment Advisory
    Agreement with Pilgrim Baxter &
    Associates, Ltd. .................... 97.45%    0.93%      1.62%    97.60%    1.02%      1.38%     96.07%      1.93%     2.00%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter
    Value Investors, Inc.................   N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

2B. Approve Investment Sub-Advisory
    Agreement with Wellington
    Management Company, LLP .............   N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

2C. Approve Investment Sub-Advisory
    Agreement with Murray Johnstone
    International Limited ...............   N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

3A. Change to Fundamental Restriction
    on Issuer Diversification ........... 90.69%    2.33%      6.98%    72.43%    1.88%     25.69%     90.88%      4.52%     4.60%

3B. Change to Fundamental Restriction
    on Borrowing Money and Issuing
    Senior Securities ................... 90.15%    2.85%      7.00%    71.91%    2.35%     25.74%     90.03%      5.38%     4.59%

3C. Change to Fundamental Restriction
    on Underwriting Securities .......... 91.12%    1.87%      7.01%    72.22%    2.06%     25.72%     90.71%      4.86%     4.43%

3D. Change to Fundamental Restriction
    on Industry Concentration ........... 95.45%    2.41%      2.14%    72.39%   23.78%      3.83%     90.79%      4.76%     4.45%

3E. Change to Fundamental Restriction
    on Purchasing or Selling Real Estate  92.95%    4.88%      2.17%    71.99%   24.08%      3.93%     90.28%      5.21%     4.51%

3F. Change to Fundamental Restriction
    on Purchasing or Selling Commodities  95.36%    2.51%      2.13%    95.31%    2.51%      2.18%     89.60%      5.74%     4.66%

3G. Change to Fundamental Restriction
    on Making Loans ..................... 91.90%    5.96%      2.14%    95.10%    2.70%      2.20%     89.44%      5.97%     4.59%

3H. Change to Fundamental Restriction
    on Investing all Assets in an
    Open End Fund ....................... 87.12%   10.70%      2.18%    95.08%    2.66%      2.26%     89.52%      5.84%     4.64%

3I. Change to Fundamental Restriction
    on Investing in Oil, Gas or Other
    Mineral Exploration or
    Development Programs ................ 92.23%    5.63%      2.14%    95.59%    2.16%      2.25%     90.23%      5.14%     4.63%

3J. Change to Fundamental Restriction on
    Investing in Companies for the Purpose
    of Control ..........................   N/A      N/A        N/A     71.93%   24.16%      3.91%     89.85%      5.45%     4.70%

3K. Change to Fundamental Restriction on
    Making Short Sales or Margin Purchases  N/A      N/A        N/A     95.10%    2.68%      2.22%     89.10%      6.18%     4.72%

3L. Change to Fundamental Restriction on
    Pledging Assets ..................... 87.51%    7.43%      5.06%    70.74%   25.22%      4.04%     89.12%      6.25%     4.63%

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls ......... 89.81%    8.00%      2.19%      N/A      N/A        N/A        N/A        N/A       N/A

                                                    Select Equity Fund
                                              ------------------------------
Proposal                                      % For    % Against   % Abstain
--------                                      ------------------------------
1.  Approve Investment Advisory
    Agreement with Pilgrim Baxter &
    Associates, Ltd. ....................     96.25%      1.98%     1.77%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter
    Value Investors, Inc.................       N/A        N/A       N/A

2B. Approve Investment Sub-Advisory
    Agreement with Wellington
    Management Company, LLP .............       N/A        N/A       N/A

2C. Approve Investment Sub-Advisory
    Agreement with Murray Johnstone
    International Limited ...............       N/A        N/A       N/A

3A. Change to Fundamental Restriction
    on Issuer Diversification ...........     91.13%      4.48%     4.39%

3B. Change to Fundamental Restriction
    on Borrowing Money and Issuing
    Senior Securities ...................     90.44%      5.07%     4.49%

3C. Change to Fundamental Restriction
    on Underwriting Securities ..........     90.81%      4.81%     4.38%

3D. Change to Fundamental Restriction
    on Industry Concentration ...........     91.12%      4.64%     4.24%

3E. Change to Fundamental Restriction
    on Purchasing or Selling Real Estate      90.28%      5.28%     4.44%

3F. Change to Fundamental Restriction
    on Purchasing or Selling Commodities      90.12%      5.54%     4.34%

3G. Change to Fundamental Restriction
    on Making Loans .....................     89.84%      5.83%     4.33%

3H. Change to Fundamental Restriction
    on Investing all Assets in an
    Open End Fund .......................     89.90%      5.68%     4.42%

3I. Change to Fundamental Restriction
    on Investing in Oil, Gas or Other
    Mineral Exploration or
    Development Programs ................     90.45%      5.23%     4.32%

3J. Change to Fundamental Restriction on
    Investing in Companies for the Purpose
    of Control ..........................     90.37%      5.39%     4.24%

3K. Change to Fundamental Restriction on
    Making Short Sales or Margin Purchases    90.04%      5.74%     4.22%

3L. Change to Fundamental Restriction on
    Pledging Assets .....................     89.56%      5.95%     4.49%

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls .........       N/A        N/A       N/A



                                   [LOGO] 104

                                                            THE PBHG FUNDS, INC.


                                               Core Growth Fund                Limited Fund                  Large Cap 20 Fund
                                          ---------------------------   ----------------------------   ----------------------------
Proposal                                  % For  % Against  % Abstain   % For   % Against  % Abstain   % For   % Against  % Abstain
--------                                  ---------------------------   -----------------------------  ----------------------------
1.  Approve Investment Advisory
    Agreement with Pilgrim Baxter &
    Associates, Ltd. ..................   92.99%    2.66%      4.35%    92.77%    3.82%      3.41%     96.07%      1.72%     2.21%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter
    Value Investors, Inc. .............     N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

2B. Approve Investment Sub-Advisory
    Agreement with Wellington
    Management Company, LLP ...........     N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

2C. Approve Investment Sub-Advisory
    Agreement with Murray Johnstone
    International Limited .............     N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

3A. Change to Fundamental Restriction
    on Issuer Diversification .........   88.32%    4.35%      7.33%    90.60%    5.06%      4.34%       N/A        N/A       N/A

3B. Change to Fundamental Restriction
    on Borrowing Money and Issuing
    Senior Securities .................   87.73%    5.04%      7.23%    89.83%    5.92%      4.25%     91.72%      3.82%     4.46%

3C. Change to Fundamental Restriction
    on Underwriting Securities ........   88.21%    4.56%      7.23%    90.35%    5.42%      4.23%     91.47%      4.03%     4.50%

3D. Change to Fundamental Restriction
    on Industry Concentration .........   88.15%    4.58%      7.27%    90.57%    5.41%      4.02%     91.71%      3.83%     4.46%

3E. Change to Fundamental Restriction
    on Purchasing or Selling Real Estate  87.64%    5.16%      7.20%    90.49%    5.63%      3.88%     91.19%      4.47%     4.34%

3F. Change to Fundamental Restriction
    on Purchasing or Selling Commodities  87.10%    5.75%      7.15%    88.31%    7.50%      4.19%     90.32%      5.13%     4.55%

3G. Change to Fundamental Restriction
    on Making Loans ...................   86.81%    5.81%      7.38%    88.94%    6.90%      4.16%     90.15%      5.31%     4.54%

3H. Change to Fundamental Restriction
    on Investing all Assets in an
    Open End Fund .....................   86.61%    5.79%      7.60%    88.65%    7.14%      4.21%     90.14%      5.24%     4.62%

3I. Change to Fundamental Restriction
    on Investing in Oil, Gas or Other
    Mineral Exploration or
    Development Programs ..............   87.63%    5.31%      7.06%    89.90%    5.92%      4.18%     91.20%      4.37%     4.43%

3J. Change to Fundamental Restriction on
    Investing in Companies for the Purpose
    of Control ........................   87.46%    5.30%      7.24%    89.66%    6.14%      4.20%     91.28%      4.23%     4.49%

3K. Change to Fundamental Restriction on
    Making Short Sales or Margin
    Purchases .........................   86.53%    6.06%      7.41%    89.15%    6.75%      4.10%     89.96%      5.51%     4.53%

3L. Change to Fundamental Restriction on
    Pledging Assets ...................   86.21%    6.35%      7.44%    89.05%    6.80%      4.15%     89.91%      5.37%     4.72%

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls .......     N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

                                            New Opportunities Fund
                                          ---------------------------
Proposal                                  % For  % Against  % Abstain
--------                                  ---------------------------
1.  Approve Investment Advisory
    Agreement with Pilgrim Baxter &
    Associates, Ltd. ..................   95.99%      2.43%     1.58%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter
    Value Investors, Inc. .............     N/A        N/A       N/A

2B. Approve Investment Sub-Advisory
    Agreement with Wellington
    Management Company, LLP ...........     N/A        N/A       N/A

2C. Approve Investment Sub-Advisory
    Agreement with Murray Johnstone
    International Limited .............     N/A        N/A       N/A

3A. Change to Fundamental Restriction
    on Issuer Diversification .........   94.25%      3.85%     1.90%

3B. Change to Fundamental Restriction
    on Borrowing Money and Issuing
    Senior Securities .................   93.93%      4.16%     1.91%

3C. Change to Fundamental Restriction
    on Underwriting Securities ........   93.65%      4.32%     2.03%

3D. Change to Fundamental Restriction
    on Industry Concentration .........   93.68%      4.42%     1.90%

3E. Change to Fundamental Restriction
    on Purchasing or Selling Real Estate  93.22%      4.74%     2.04%

3F. Change to Fundamental Restriction
    on Purchasing or Selling Commodities  93.34%      4.71%     1.95%

3G. Change to Fundamental Restriction
    on Making Loans ...................   93.10%      4.96%     1.94%

3H. Change to Fundamental Restriction
    on Investing all Assets in an
    Open End Fund .....................   93.35%      4.50%     2.15%

3I. Change to Fundamental Restriction
    on Investing in Oil, Gas or Other
    Mineral Exploration or
    Development Programs ..............     N/A        N/A       N/A

3J. Change to Fundamental Restriction on
    Investing in Companies for the Purpose
    of Control ........................     N/A        N/A       N/A

3K. Change to Fundamental Restriction on
    Making Short Sales or Margin
    Purchases .........................     N/A        N/A       N/A

3L. Change to Fundamental Restriction on
    Pledging Assets ...................     N/A        N/A       N/A

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls .......     N/A        N/A       N/A


                                   [LOGO] 105

The PBHG Funds, Inc.

                                             Large Cap Value Fund           Mid-Cap Value Fund             Small Cap Value Fund
                                          ---------------------------   ----------------------------   ----------------------------
Proposal                                  % For  % Against  % Abstain   % For   % Against  % Abstain   % For   % Against  % Abstain
--------                                  ---------------------------   -----------------------------  ----------------------------
1.  Approve Investment Advisory
    Agreement with Pilgrim Baxter &
    Associates, Ltd. .................... 97.13%    1.65%      1.22%    96.84%    1.13%      2.03%     98.84%      0.43%     0.73%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter
    Value Investors, Inc. ............... 97.08%    1.69%      1.23%    96.68%    1.10%      2.22%     98.82%      0.44%     0.74%

2B. Approve Investment Sub-Advisory
    Agreement with Wellington
    Management Company, LLP .............   N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

2C. Approve Investment Sub-Advisory
    Agreement with Murray Johnstone
    International Limited ...............   N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

3A. Change to Fundamental Restriction
    on Issuer Diversification ........... 91.83%    4.57%      3.60%    90.77%    4.35%      4.88%     97.89%      1.07%     1.04%

3B. Change to Fundamental Restriction
    on Borrowing Money and Issuing
    Senior Securities ................... 91.19%    5.16%      3.65%    89.44%    5.87%      4.69%     97.67%      1.28%     1.05%

3C. Change to Fundamental Restriction
    on Underwriting Securities .......... 91.56%    4.89%      3.55%    89.85%    5.39%      4.76%     97.85%      1.10%     1.05%

3D. Change to Fundamental Restriction
    on Industry Concentration ........... 91.79%    4.69%      3.52%    89.83%    5.42%      4.75%     97.70%      1.26%     1.04%

3E. Change to Fundamental Restriction
    on Purchasing or Selling Real Estate  91.58%    5.02%      3.40%    89.32%    6.08%      4.60%     97.80%      1.17%     1.03%

3F. Change to Fundamental Restriction
    on Purchasing or Selling Commodities  90.88%    5.66%      3.46%    88.21%    7.09%      4.70%     97.54%      1.35%     1.11%

3G. Change to Fundamental Restriction
    on Making Loans ..................... 91.00%    5.48%      3.52%    88.16%    7.15%      4.69%     97.21%      1.74%     1.05%

3H. Change to Fundamental Restriction
    on Investing all Assets in an
    Open End Fund ....................... 90.21%    6.09%      3.70%    88.05%    7.08%      4.87%     97.25%      1.66%     1.09%

3I. Change to Fundamental Restriction
    on Investing in Oil, Gas or Other
    Mineral Exploration or
    Development Programs ................ 91.37%    5.10%      3.53%    89.05%    6.35%      4.60%     96.94%      2.00%     1.06%

3J. Change to Fundamental Restriction on
    Investing in Companies for the Purpose
    of Control .......................... 91.42%    4.98%      3.60%    88.77%    6.39%      4.84%     97.49%      1.49%     1.02%

3K. Change to Fundamental Restriction on
    Making Short Sales or Margin Purchases90.26%    5.93%      3.81%    87.75%    7.69%      4.56%     96.95%      1.92%     1.13%

3L. Change to Fundamental Restriction on
    Pledging Assets ..................... 89.85%    6.06%      4.09%    88.48%    6.67%      4.85%     97.10%      1.85%     1.05%

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls .........   N/A      N/A        N/A       N/A      N/A        N/A        N/A        N/A       N/A

                                              Focused Value Fund
                                          ---------------------------
Proposal                                  % For  % Against  % Abstain
--------                                  ---------------------------
1.  Approve Investment Advisory
    Agreement with Pilgrim Baxter &
    Associates, Ltd. .................... 95.86%      2.23%     1.91%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter
    Value Investors, Inc. ............... 95.31%      2.56%     2.13%

2B. Approve Investment Sub-Advisory
    Agreement with Wellington
    Management Company, LLP .............   N/A        N/A       N/A

2C. Approve Investment Sub-Advisory
    Agreement with Murray Johnstone
    International Limited ...............   N/A        N/A       N/A

3A. Change to Fundamental Restriction
    on Issuer Diversification ...........   N/A        N/A       N/A

3B. Change to Fundamental Restriction
    on Borrowing Money and Issuing
    Senior Securities ................... 89.85%      6.74%     3.41%

3C. Change to Fundamental Restriction
    on Underwriting Securities .......... 90.57%      6.12%     3.31%

3D. Change to Fundamental Restriction
    on Industry Concentration ........... 90.47%      6.23%     3.30%

3E. Change to Fundamental Restriction
    on Purchasing or Selling Real Estate  89.90%      6.70%     3.40%

3F. Change to Fundamental Restriction
    on Purchasing or Selling Commodities  90.04%      6.73%     3.23%

3G. Change to Fundamental Restriction
    on Making Loans ..................... 89.71%      6.82%     3.47%

3H. Change to Fundamental Restriction
    on Investing all Assets in an
    Open End Fund ....................... 85.27%     11.40%     3.33%

3I. Change to Fundamental Restriction
    on Investing in Oil, Gas or Other
    Mineral Exploration or
    Development Programs ................   N/A        N/A       N/A

3J. Change to Fundamental Restriction on
    Investing in Companies for the Purpose
    of Control ..........................   N/A        N/A       N/A

3K. Change to Fundamental Restriction on
    Making Short Sales or Margin Purchases  N/A        N/A       N/A

3L. Change to Fundamental Restriction on
    Pledging Assets .....................   N/A        N/A       N/A

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls .........   N/A        N/A       N/A


                                   [LOGO] 106

                                                            THE PBHG FUNDS, INC.


                                                                                                                Technology
                                              International Fund             Cash Reserves Fund           & Communications Fund
                                          ---------------------------   ----------------------------   ----------------------------
Proposal                                  % For  % Against  % Abstain   % For   % Against  % Abstain   % For   % Against  % Abstain
--------                                  ---------------------------   -----------------------------  ----------------------------
 1. Approve Investment Advisory
    Agreement with Pilgrim Baxter
    & Associates, Ltd. .................  94.07%    2.14%     3.79%     98.22%      0.32%     1.46%     96.63%      1.50%     1.87%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter
    Value Investors, Inc. ..............    N/A      N/A       N/A        N/A        N/A       N/A        N/A        N/A       N/A

2B. Approve Investment Sub-Advisory
    Agreement with Wellington
    Management Company, LLP ............    N/A      N/A       N/A      98.17%      0.33%     1.50%       N/A        N/A       N/A

2C. Approve Investment Sub-Advisory
    Agreement with Murray Johnstone
    International Limited ..............  92.31%    2.68%     5.01%       N/A        N/A       N/A        N/A        N/A       N/A

3A. Change to Fundamental Restriction
    on Issuer Diversification ..........  87.36%    6.97%     5.67%       N/A        N/A       N/A        N/A        N/A       N/A

3B. Change to Fundamental Restriction
    on Borrowing Money and Issuing
    Senior Securities ..................  86.39%    7.79%     5.82%     97.82%      0.41%     1.77%     90.22%      5.07%     4.71%

3C. Change to Fundamental Restriction
    on Underwriting Securities .........  87.32%    7.34%     5.34%     97.81%      0.42%     1.77%     90.74%      4.66%     4.60%

3D. Change to Fundamental Restriction
    on Industry Concentration ..........  87.65%    7.24%     5.11%     97.84%      0.41%     1.75%       N/A        N/A       N/A

3E. Change to Fundamental Restriction
    on Purchasing or Selling Real Estate  87.45%    7.56%     4.99%     97.77%      0.43%     1.80%     90.44%      4.91%     4.65%

3F. Change to Fundamental Restriction
    on Purchasing or Selling Commodities  87.10%    7.60%     5.30%     97.78%      0.46%     1.76%     89.84%      5.50%     4.66%

3G. Change to Fundamental Restriction
    on Making Loans ....................  85.72%    8.41%     5.87%     97.75%      0.49%     1.76%     89.53%      5.59%     4.88%

3H. Change to Fundamental Restriction on
    Investing all Assets in an
    Open End Fund ......................  86.05%    8.09%     5.86%     97.78%      0.46%     1.76%     89.85%      5.33%     4.82%

3I. Change to Fundamental Restriction
    on Investing in Oil, Gas or Other
    Mineral Exploration or Development
    Programs ...........................  86.79%    7.25%     5.96%     97.80%      0.45%     1.75%     90.30%      5.08%     4.62%

3J. Change to Fundamental Restriction
    on Investing in Companies for the
    Purpose of Control .................  87.17%    7.13%     5.70%     97.78%      0.45%     1.77%     90.31%      4.88%     4.81%

3K. Change to Fundamental Restriction
    on Making Short Sales or Margin
    Purchases ..........................  86.94%    7.68%     5.38%     97.75%      0.48%     1.77%     89.87%      5.47%     4.66%

3L. Change to Fundamental Restriction
    on Pledging Assets .................  86.76%    7.94%     5.30%     97.72%      0.54%     1.74%     89.56%      5.44%     5.00%

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls ........    N/A      N/A       N/A        N/A        N/A       N/A        N/A        N/A       N/A




                                   [LOGO] 107

THE PBHG FUNDS, INC.

SHAREHOLDER MEETINGS (unaudited)  -- Concluded


                                                                             Strategic                      Global Technology
                                                                         Small Company Fund                & Communications Fund
                                                                   -------------------------------     -----------------------------
Proposal                                                           % For     % Against   % Abstain     % For    % Against  % Abstain
--------                                                           -------------------------------     -----------------------------
1.  Approve Investment Advisory Agreement
    with Pilgrim Baxter & Associates, Ltd. ....................     95.90%       1.96%      2.14%      94.44%       2.50%      3.06%

2A. Approve Investment Sub-Advisory
    Agreement with Pilgrim Baxter Value Investors, Inc. .......     95.76%       2.03%      2.21%        N/A         N/A        N/A

2B. Approve Investment Sub-Advisory Agreement
    with Wellington Management Company, LLP ...................       N/A         N/A        N/A         N/A         N/A        N/A

2C. Approve Investment Sub-Advisory Agreement
    with Murray Johnstone International Limited ...............       N/A         N/A        N/A         N/A         N/A        N/A

3A. Change to Fundamental Restriction on
    Issuer Diversification ....................................     92.48%       4.37%      3.15%        N/A         N/A        N/A

3B. Change to Fundamental Restriction on
    Borrowing Money and Issuing Senior Securities .............     91.61%       5.12%      3.27%      90.34%       4.76%      4.90%

3C. Change to Fundamental Restriction on
    Underwriting Securities ...................................     92.23%       4.50%      3.27%      90.90%       4.20%      4.90%

3D. Change to Fundamental Restriction on
    Industry Concentration ....................................     92.16%       4.55%      3.29%        N/A         N/A        N/A

3E. Change to Fundamental Restriction on
    Purchasing or Selling Real Estate .........................     91.43%       5.42%      3.15%      89.72%       5.33%      4.95%

3F. Change to Fundamental Restriction on Purchasing
    or Selling Commodities ....................................     91.39%       5.46%      3.15%      90.21%       5.19%      4.60%

3G. Change to Fundamental Restriction on Making Loans .........     91.16%       5.52%      3.32%      89.63%       5.60%      4.77%

3H. Change to Fundamental Restriction on
    Investing all Assets in an Open End Fund ..................     91.18%       5.46%      3.36%      90.11%       5.09%      4.80%

3I. Change to Fundamental Restriction on
    Investing in Oil, Gas or Other
    Mineral Exploration or Development Programs ...............     91.71%       5.12%      3.17%      90.04%       5.61%      4.35%

3J. Change to Fundamental Restriction on Investing
    in Companies for the Purpose of Control ...................     91.32%       5.36%      3.32%      90.39%       5.46%      4.15%

3K. Change to Fundamental Restriction on
    Making Short Sales or Margin Purchases ....................     91.19%       5.61%      3.20%      90.28%       5.40%      4.32%

3L. Change to Fundamental Restriction
    on Pledging Assets ........................................     90.97%       5.63%      3.40%      89.96%       5.72%      4.32%

3M. Change to Fundamental Restriction on
    Investing in Puts and Calls ...............................       N/A         N/A        N/A         N/A         N/A        N/A


                                                                            All Portfolios
                                                                   -------------------------------
                                                                   % For     % Against   % Abstain
                                                                   -------------------------------
4.  To approve the Agreement and Plan of Reorganization
    as a Delaware Business Trust and subsequent dissolution
    of the Maryland Corporation. ..............................     96.73%       1.34%     1.93%


A special meeting of the shareholders of the PBHG International Fund, a series of the PBHG Funds, Inc. was held on January 25, 2001, as adjourned to February
1, 2001 and February 15, 2001, to vote on the following matter:


                                                                   -------------------------------
                                                                   % For     % Against   % Abstain
                                                                   -------------------------------
1.  To approve the Plan of Reorganization for the
    PBHG International Fund into the PBHG Global
    Technology & Communications Fund ..........................     89.75%       6.56%      3.69%


                                   [LOGO] 108

                                                             [LOGO OMITTED PBHG]

                                               P.O. BOX 219534
                                               KANSAS CITY, MO 64121-9534

                                               INVESTMENT ADVISER:
                                               PILGRIM BAXTER & ASSOCIATES, LTD.

                                               DISTRIBUTOR:
                                               SEI INVESTMENTS DISTRIBUTION CO.












This annual report is for the information of The PBHG Funds, Inc. shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for The PBHG Funds,Inc. and a Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1.800.433.0051   www.pbhgfunds.com

PBHG - Annual 2001